LEASE AGREEMENT BETWEEN

W2007 RDG REALTY, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY,
AS LANDLORD,
AND

CIENA CORPORATION,
A DELAWARE CORPORATION,
AS TENANT
DATED NOVEMBER 3, 2011

BASIC LEASE INFORMATION

Lease Date:	November 3, 2011

Landlord:	W2007 RDG REALTY, L.L.C., a Delaware limited liability company

Tenant:	CIENA CORPORATION, a Delaware corporation

Premises:	(1)
All of the rentable area of the first, second and third floors, containing 88,405 rentable square feet and further identified on Exhibit A attached hereto (the “Building 1 Premises”), in the office building commonly known as Station Ridge Building 1 (“Building 1”), and whose street address is 7035 Ridge Road, Hanover, Maryland.

(2)
A portion of the rentable area on each of the first and second floors and all of the rentable area on the third floor, containing 65,695 rentable square feet and further identified on Exhibit A attached hereto (the “Building 2 Premises”, and, together with the Building 1 Premises, the “Premises”), in the office building commonly known as a to-be-built building of Station Ridge (“Building 2”, and, together with Building 1, the “Buildings”), and whose street address is 7031 Ridge Road, Hanover, Maryland.

The Premises are outlined on the plan attached to the Lease as Exhibit A. The land on which the Buildings are located (the “Land”) is described on Exhibit B. The term “Complex” means the office building complex commonly known as Station Ridge, which is now or will be comprised of the Buildings and certain additional office buildings (commonly known as “Building 3” and having a street address of 7037 Ridge Road, Hanover, Maryland, and “Building 4” and having a street address of 7033 Ridge Road, Hanover, Maryland, and together, the “Secondary Buildings”), the land on which the Complex is located, and the driveways, parking facilities and similar improvements and easements associated with the foregoing or the operation thereof.

Term:
Approximately fourteen (14) years and eight (8) months, starting on the Building 1 Lease Commencement Date, and ending at 11:59 PM local time on the last day of the fifteenth (15th) Lease Year, subject to adjustment and earlier termination as provided in the Lease.

Building 1 Lease Commencement Date:
The earlier of (a) the date on which Tenant occupies any portion of the Building 1
Premises to operate its business (excluding mere installation of furniture, computer lab testing and other related activities that do not constitute business operations), or
(b) Substantial Completion (as defined in Exhibit D) of the Building 1 Work (as defined in Exhibit D) and Landlord’s delivery to Tenant thereof; however, in no event shall the Building 1 Lease Commencement Date be prior to June 1, 2012.

Building 1 Rent Commencement Date:	The later of (a) September 1, 2013, or (b) the Substantial Completion (as defined in Commencement Date: Exhibit D) of the Building 1 Work (as defined in Exhibit D).

Building 2 Lease Commencement Date:
The earlier of (a) the date on which Tenant occupies any portion of the Building 2
Premises to operate its business in Building 2 (excluding mere installation of furniture, computer lab testing and other related activities that do not constitute business operations), or (b) Substantial Completion (as defined in Exhibit J) of the Building 2 Base Building and the Building 2 Tenant Improvements (as defined in Exhibit J) and Landlord’s delivery to Tenant thereof. The Building 1 Lease Commencement Date and/or the Building 2 Lease Commencement Date are sometimes collectively referred to as the “Lease Commencement Date” or the “Lease Commencement Dates.”

Building 2 Lease Commencement Date:	The Building 2 Lease Commencement Date.

Basic Rent:
Basic Rent shall be Twenty-Five Dollars ($25.00) per rentable square foot, net of all charges for electricity, payable on or before the first day of each Lease Month. Basic Rent shall automatically escalate at a rate of two percent (2.0%) per Lease Year.

i

Lease Year	Lease Month	Annual Basic Rent Rate Per Rentable Square Foot	Monthly Basic Rent*
1	1 - 12	$25.00	$321,041.67
2	13 - 24	$25.50	$327,462.50
3	25 - 36	$26.01	$334,011.75
4	37 - 48	$26.53	$340,689.42
5	49 - 60	$27.06	$347,495.00
6	61 - 72	$27.60	$354,430.00
7	73 - 84	$28.15	$361,492.92
8	85 - 96	$28.72	$368,812.67
9	97 - 108	$29.29	$376,132.42
10	109 - 120	$29.88	$383,709.00
11	121 - 132	$30.47	$391,285.58
12	133 - 144	$31.08	$399,119.00
13	145 - 156	$31.71	$407,209.25
14	157 - 168	$32.34	$415,299.50
15**	169 - 176	$32.99	$423,646.58

*Note: Landlord and Tenant aclmowledge that the fIgures shown for Monthly Basic Rent assume the Building 1 Rent Commencement Date and Building 2 Rent Commencement Date occur simultaneously.
**Note: Landlord and Tenant aclmowledge that the fifteenth Lease Year will only contain eight (8) calendar months.
______________________________________________________________________________________________________________
As used herein, the term "Lease Month" means each calendar month during the Term
(and if the fIrst Lease Month does not occur on the fIrst day of a calendar month, the period from Lease Corritnencement Date to the fIrst day of the next calendar month shall be included in the fIrst Lease Month for purposes of determining the duration of the Term and the monthly Basic Rent rate applicable for such partial month).
As used herein, the term "Lease Year" means twelve (12) consecutive Lease Months, the fIrst Lease Year being Lease Months 1-12, inclusive, the second Lease Year being
Lease Months 13-24, inclusive, and so on; provided, however, the fIfteenth (15th) . Lease Year will only contain eight (8) calendar months.

Security Deposit:	N/A

Rent:
Basic Rent, Tenant's Proportionate Share of Taxes and Electrical Costs, Tenant's share of Additional Rent, and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

Security Deposit:	N/A

Rent:
Basic Rent, Tenant's Proportionate Share of Taxes and Electrical Costs, Tenant's share of Additional Rent, and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

Permitted Use:	(i) General office use and (ii) research and development computer labs and customer computer demonstration labs, and any uses reasonably ancillary thereto, all in accordance with the Laws.

Tenant's Proportionate Share:
The percentage obtained by dividing (a) the number of rentable square feet in the Building 1 Premises and the Building 2 Premises, as applicable, as stated above by (b) the total rentable square feet in Building 1 and Building 2, respectively. As of the date of this Lease, Tenant's Proportionate Share for Building 1 is 100% and Tenant's Proportionate Share for Building 2 is 69.25%. Landlord and Tenant stipulate that the number of rentable square feet in each of the Building 1 Premises and the Building 2 Premises, and Building 1 and Building 2, set forth above is conclusive and shall be binding upon them.

Expense Stop:	Operating Costs for the calendar year 2013 (grossed up as provided in Section 4(b)(6) of the Lease).

Base Tax Year:	The calendar year 2013, which Taxes for such calendar year shall be increased to reflect fully assessed Buildings. Tenant shall owe no Taxes or Operating Costs until January 1, 2014.

Initial Liability Insurance Amount:	$3,000,000

Tenant's Address:
Prior to Lease Commencement Date:
Ciena Corporation
1201 Winterson Road
Linthicum, MD 21090
Attention: William Parker, Director, Regional Property Management & Facilities
Telephone: 410-694-3067
Telecopy: 410-694-5802
Following Lease Commencement Date: Ciena Corporation 7035 Ridge Road, Hanover, MD 21076 Attention: Director, Regional Property Management & Facilities Telephone: 410-694-3067 Telecopy: 410-694-5802
and
	and	Ciena Corporation 1201 Winterson Road Linthicum, MD 21090 Attention: General Counsel Telephone: 410-981-7303 Telecopy: 410-865-8001
Ciena Corporation 1201 Winterson Road Linthicum, MD 21090 Attention: General Counsel Telephone: 410-981-7303 Telecopy: 410-694-5802
and
Ciena Corporation 7035 Ridge Road Hanover, MD 21076 Attention: General Counsel Telephone: 410-981-7303 Telecopy: 410-694-5802

Landlord's Address:	For all Notices: W2007 RDG REALTY, L.L.C.	With a copy to: W2007 RDG REALTY, L.L.C. c/o Archon Group, L.P. 6011 Connection Drive Irving, Texas 75039 Attention: General Counsel - Station Ridge Telephone: 972-368-2200 Telecopy: 972-368-3199

c/o Cassidy Turley 7 E. Redwood Street Suite 401 Baltimore, MD 21202 Attention: Lynn White-Huggins, Property Manager Telephone: 410-752-0550 Telecopy: 410-752-2502

For Rent Payment: c/o Cassidy Turley 721 Emerson, Suite 505 St. Louis, MO 63141

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:	W2007 RDG REALTY, L.L.C., a Delaware limited liability company

	By:	/s/ Robert Milkovich
	Name:	Robert Milkovich
	Title:	Authorized Signatory

TENANT:	CIENA CORPORATION, a Delaware corporation

	By:	/s/ James E. Moylan, Jr.
	Name:	James E. Moylan, Jr.
	Title:	C.F.O.

v

	(c)	No Subrogation; Waiver of Property Claims	19
	(d)	Indemnity	19

12.	Subordination; Attomment; Notice to Landlord's Mortgagee		19
	(a)	Subordination	19
	(b)	Attornment	20
	(c)	Notice to Landlord's Mortgagee	20
	(d)	Landlord's Mortagagee's Protection Provisions	20
	(e)	Exceptions	20

13.	Rules and Regulations		21

14.	Condemnation		21
	(a)	Total Taking	21
	(b)	Partial Taking - Tenant's Rights	21
	(c)	Partial Taking - Landlord's Rights	21
	(d)	Temporary Taking	22
	(e)	Award	22
	(f)	Clarification	22

15.	Fire or Other Casualty		22
	(a)	Repair Estimate	22
	(b)	Tenant's Rights	22
	(c)	Landlord's Rights	22
	(d)	Repair Obligation	23
	(e)	Abatement of Rent	23
	(f)	Clarification	23

16.	Personal Property Taxes		23

17.	Events of Default		24
	(a)	Payment Default	24
	(b)	Abandonment	24
	(c)	Estoppel	24
	(d)	Insurance	24
	(e)	Mechanic's Liens	24
	(f)	Other Defaults	24
	(g)	Insolvency	24

18.	Remedies		24
	(a)	Termination of Lease	24
	(b)	Termination of Possession	24
	(c)	Perform Acts on Behalf of Tenant	25

19.	Payment by Tenant; Non-Waiver; Cumulative Remedies		25
	(a)	Payment by Tenant	25
	(b)	No Wavier	25
	(c)	Tenant's Right to Redeem the Premises	25
	(d)	Cumulative Remedies	25

20.	Landlord's Lien		26

21.	Surrender of Premises		26

22.	Holding Over		26

	(a)	Holdover Remedies	26
	(b)	Seventy-Five Percent of Initial Premises	26

23.	Certain Rights Reserved by Landlord		27
	(a)	Building Operations	27
	(b)	Security	27
	(c)	Prospective Purchasers and Lenders	27
	(d)	Prospective Tenants	27

24.	Substitution Space		27

25.	Miscellaneous		27
	(a)	Landlord Transfer	27
	(b)	Landlord's Liability	27
	(c)	Force Majeure	27
	(d)	Brokerage	28
	(e)	Estoppel Certifications	28
	(f)	Notices	28
	(g)	Separability	28
	(h)	Amendments; Binding Effect; No Electronic Records	28
	(i)	Quiet Enjoyment	29
	(j)	No Merger	29
	(k)	No Offer	29
	(l)	Entire Agreement	29
	(m)	Governing Law	29
	(n)	Recording	29
	(o)	Water or Mold Notification	29
	(p)	Joint and Several Liability	29
	(q)	Financial Reports	29
	(r)	Landlord's Fees	29
	(s)	Telecommunications	30
	(t)	Roof Rights	30
	(u)	Confidentiality	32
	(v)	Authority	32
	(w)	Hazardous Materials	32
	(x)	List of Exhibits	33
	(y)	Litigation	33
	(z)	No Counterclaims	33
	(aa)	Prohibited Persons and Transactions	33
	(bb)	Compliance with Laws	34
	(cc)	Security System	34
	(dd)	Signage	35
	(ee)	Time of the Essence	36
	(ff)	Waiver of Consequential Damages	37

26.	Termination Option		37
	(a)	Termination Right	37
	(b)	Termination Notice and Payment	37
	(c)	Invalid Notice or Payment	37

	(d)	Terminated Space	37
	(e)	Ongoing Liability	37
	(f)	Personal Right	37

27.	Generators		37
	(a)	Right to Use	38
	(b)	No Modification; Indemnification	38
	(c)	Permits	38
	(d)	Suitability	38
	(e)	Legality	39
	(f)	Use	39
	(g)	Insurance	39
	(h)	Termination	39
	(i)	Personal Right	39

28.	Waiver of Jury Trail		39

29.	Competitors		40
	(a)	Signage & Sale	40
	(b)	Leasing	40
	(c)	Named Competitors	40
	(d)	Grandfather	40
	(e)	Merger of Competitor	41
	(f)	Personal Right	41

30.	Landlord Default		41

LIST OF DEFINED TERMS

Page No.

Additional Rent	2
Affiliate	1
Architect	D-1
Base Tax Year	iii
Basic Lease Information	1
Basic Rent	ii
Building	i
Buildings	i
Building 1	i
Building 1 Data Center Space	1
Building 1 Date Center Space Estimated Delivery Date	1
Building 1 Estimated Delivery Date	1
Building 1 FF&E Condition	1
Building 1 FF&E Estimated Delivery Date	1
Building 1 Lab Space	1
Building 1 Lab Space Estimated Delivery Date	1
Building 1 Premises	i
Building 2	i
Building 2 Estimated Delivery Date	4
Building 2 Lab Space	4
Building 2 Lab Space Estimated Delivery Date	4
Building 2 Premises	i
Building's Structure	1
Building's Systems	1
Casualty	14
Collateral	17
Commencement Date	i
Communications Equipment	30
Communications Equipment Drawings	30
Complex	i
Construction Allowance	D-3
Controllable Operating Costs	8
Damage Notice	14
Default Rate	5
Disabilities Act	8
Electrical Costs	4
Emergency Roof Access	32
Estimated Delivery Date	1
Event of Default	15
Expense Stop	iii
First Milestone	3
First Milestone Estimated Delivery Date	3

GAAP	11
Generator Drawings	38
Generators	38
Hazardous Materials	24
HVAC	5
HVAC Equipment	30
HVAC Equipment Drawings	30
Initial Liability Insurance Amount	iii
Insurance Evidence	18
Janitorial Complaint	12
Land	i
Landlord	1
Landlord Party	20
Landlord's Mortgagee	12

Law	1
Laws	1
Lease	1
Lease Month	ii
Lease Year	ii
Loss	12
Mortgage	12
Mortgagee Form	21
Operating Costs	2
Operating Costs and Tax Statement	4
Permitted Contingency Auditor	10
Permitted Transfer	17
Permitted Transferee	17
Permitted Use	ii
Premises	i
Prescribed Form	21
Primary Lease	21
Recapturable Sublease	16
Renewal Date	18
Rent	ii
Repair Period	14
SCIF	14
SCIF Areas	14
Second Milestone	3
Second Milestone Estimated Delivery Date	3
Secondary Buildings	i
Security Deposit	ii
Space Plans	D-1, J-1
Space Plans Delivery Deadline	D-1
Substantial Completion	D-3, J-1
Substantially Completed	D-3
Taking	13

x

Tangible Net Worth	10
Taxes	3
Telecommunications Services	22
Tenant	1
Tenant Delay	6
Tenant Delay Day	D-2
Tenant Party	1
Tenant's Off-Premises Equipment	1
Tenant's Proportionate Share	iii
Tenant's Request Notice	15
Term	i
Termination Date	3
Termination Notice	37
Termination Option Termination Date	37
Termination Payment	37
Termination Space	37
Total Construction Costs	D-3
Transfer	9
Transfer Costs	17
UCC	18
Work	D-2
Working Drawings	D-2
Working Drawings Delivery Deadline	D-1

LEASE
This Lease Agreement (this “Lease”) is entered into as of November 3, 2011, between W2007 RDG REALTY, L.L.C., a Delaware limited liability company (“Landlord”), and CIENA CORPORATION, a Delaware corporation (“Tenant”).
1.Definitions and Basic Provisions. The definitions and basic provisions set forth in the Basic Lease Information (the “Basic Lease Information”) executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: “Affiliate” means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; “Buildings’ Structure” means the Buildings’ exterior walls, roofs, elevator shafts, footings, foundations, structural portions of load-bearing walls, exterior windows, structural floors and subfloors, and structural columns and beams; “Buildings’ Systems” means the Buildings’ HVAC, life-safety, access control, plumbing, electrical, and mechanical systems; “including” means including, without limitation; “Laws” means all federal, state, and local laws, ordinances, rules and regulations, all court orders, governmental directives, and governmental orders and all governmental interpretations of the foregoing, and all restrictive covenants affecting the Complex, and “Law” means any of the foregoing; “Tenant’s Off-Premises Equipment” means any of Tenant’s equipment or other property that may be located on or about the Complex (other than inside the Premises); and “Tenant Party” means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and Tenant’s respective agents, contractors, employees, licensees, guests and invitees.
2.Lease Grant. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises. This Lease shall be in full force and effect and binding on the parties from the date first written above (even though the Lease Commencement Date may not have occurred as of such date).
3.Tender of Possession.
(a)Building 1 Estimated Delivery Dates.
(i) Landlord and Tenant presently anticipate that Landlord will have achieved Substantial Completion of the Building 1 Premises in the condition suitable for Tenant’s installation of its fixtures, furniture, and equipment (the “Building 1 FF&E Condition”) in accordance with the approved plans therefor on or before June 1, 2012 (the “Building 1 FF&E Estimated Delivery Date”). Landlord and Tenant agree that the definition of “Substantial Completion” as used in this Section 3(a)(i) shall not include Landlord’s obligation to connect any systems furniture to Building infrastructure, including electrical supply.
(ii) Landlord and Tenant presently anticipate that Landlord will have achieved Substantial Completion of the data center space located in Building 1 (as further identified on Exhibit A-1) (the “Building 1 Data Center Space”) in accordance with the approved plans therefor on or before June 15, 2012 (the “Building 1 Data Center Space Estimated Delivery Date”).

(iii) Landlord and Tenant presently anticipate that Landlord will have achieved Substantial Completion of the computer laboratory space located in Building 1 (as further identified on Exhibit A-1) (the “Building 1 Lab Space”) in accordance with the approved plans therefor on or before June 8, 2012 (the “Building 1 Lab Space Estimated Delivery Date”).
(iv) Landlord and Tenant presently anticipate that Landlord will have achieved Substantial Completion of the Building 1 Tenant Improvements, on or about June 29, 2012 (the “Building 1 Estimated Delivery Date”).
(v) If Landlord is unable to achieve Substantial Completion of (a) the Building 1 FF&E Condition by the Building 1 FF&E Estimated Delivery Date, (b) the Building 1 Data Center Space by the Building 1

Data Center Space Estimated Delivery Date, (c) the Building 1 Lab Space by the Building 1 Lab Space Estimated Delivery Date, and/or (d) the Building 1 Tenant Improvements by the Building 1 Estimated Delivery Date, then
(x) the validity of this Lease shall not be affected or impaired thereby, and (y) Landlord shall not be in default hereunder or be liable for damages therefor.
(b) Building 1 Delayed Delivery.
(i) Notwithstanding the foregoing terms of Section 3(a), if, and only if, Landlord fails to achieve Substantial Completion of the Building 1 FF &E Condition in the condition required by this Lease on or before the Building 1 FF&E Estimated Delivery Date (as such date shall automatically be extended on a day-for-day basis for Tenant Delay (as defined below) but shall not be extended for events of force majeure), then Tenant shall be entitled to an abatement of Basic Rent from the Building 1 Rent Commencement Date equal to 25,000 rentable square feet times the daily Basic Rent for such 25,000 rentable square feet (on a per square foot basis) during the first Lease year, on a day-for-day basis through and including the date prior to the date Landlord has achieved Substantial Completion of the Building 1 FF&E Condition. By way of example only of the foregoing terms of this Section 3(b)(i), assuming 365 days in the first Lease year, and assuming Landlord's delay under the terms of this Section 3(b)(i) aggregates ten (10) days, then Tenant would receive a rent abatement of $17,123.29 (or $1,712.33 per day) of Landlord's delay in Substantially Completing the Building 1 FF&E Condition. Any abatement of Basic Rent under the terms of this Section 3(b)(i) shall (a) be applied to Tenant's obligation to pay Basic Rent for the Building 1 Premises from and after the Building 1 Rent Commencement Date, and (b) be Tenant's sole and exclusive remedy for Landlord's failure to timely deliver the Building 1 FF&E Condition in the condition required by this Lease (Tenant hereby waiving any other right or remedy it may have).
(ii) Notwithstanding the foregoing terms of Section 3(a), if, and only if, Landlord fails to achieve Substantial Completion of the Building 1 Data Center Space in the condition required by this Lease on.or before the Building 1 Data Center Space Estimated Delivery Date (as such date shall automatically be extended on a day-for-day basis for Tenant Delay but shall not be extended for events of force majeure), then Tenant shall be entitled to an abatement of Basic Rent from the Building 1 Rent Commencement Date equal to three (3) times the number of rentable square feet in the Building 1 Data Center Space times the daily Basic Rent for the Building 1 Data Center Space (on a per square foot basis) during the first Lease year, on a day-for-day basis through and including the date prior to the date Landlord has achieved Substantial Completion of the Building 1 Data Center Space. By way of example only of the foregoing terms of this Section 3 (b)(ii), assuming that the square footage of the Building 1 Data Center Space is 2,000 square feet, assuming 365 days in the first Lease year, and assuming Landlord's delay under the terms of this Section 3(b)(ii) aggregates ten (10) days, then Tenant would receive a rent abatement of$4,109.59 (or $410.96 per day) of Landlord's delay in Substantially Completing the Building 1 Data Center Space. Any abatement of Basic Rent under the terms of this Section 3 (b) (ii) shall (a) be applied to Tenant's obligation to pay BasiC Rent for the Building 1 Premises from and after the Building 1 Rent Commencement Date, and (b) be Tenant's sole and exclusive remedy for Landlord's failure to timely deliver the Building 1 Data Center Space in the condition required by this Lease (Tenant hereby waiving any other right or remedy it may have). Solely for the purpose of determining any abatement of rent under the terms of this Section 3(b ) (ii) (if any), the rentable square footage of the Building 1· Data Center Space will be the actual rentable square footage of the Building 1 Data Center Space (measured in accordance with the same method as the rentable square footage of the Buildings under this Lease) as shown on the approved Working Drawings for Building 1, but in no event greater than 3,300 rentable square feet.

(iii) Notwithstanding the foregoing terms of Section 3(a), if, and only if, Landlord fails to achieve Substantial Completion of the Building 1 Lab Space in the condition required by this Lease on· or before the Building 1 Lab Space Estimated Delivery Date (as such date shall automatically be extended on a day-for-day basis for Tenant Delay but shall not be extended for events of force majeure), then Tenant shall be entitled to an abatement of Basic Rent from the Building 1 Rent Commencement Date equal to three (3) times the number of rentable square feet in the Building 1 Lab Space times the daily Basic Rent for the Building 1 Lab Space (on a per square foot basis) during the first Lease year, on a day-for-day basis through and including the date prior to the date Landlord has achieved Substantial Completion of the Building 1 Lab Space. Any abatement of Basic Rent under the terms of this Section 3(b)(iii) shall (a) be applied to Tenant's obligation to pay Basic Rent for the Building 1 Premises from and after the Building 1 Rent Commencement Date, and (b) be Tenant's sole and exclusive remedy for Landlord's failure to timely deliver the Building 1 Lab Space in the condition required by this Lease (Tenant hereby waiving any other right or remedy it may have). Solely for the purpose of determining any abatement of rent under the terms of this Section 3(b)(iii) (if any), the rentable square footage of the Building lLab Space will be the actual rentable' square footage of the Building 1 Lab Space (measured in accordance with the same method as the' rentable square footage of the Buildings under this Lease) as shown on the approved Working Drawings for Building 1, but in no event greater than 11,000 rentable square feet.
(iv) Notwithstanding the foregoing terms of Section 3(a), if, and only if, Landlord fails to achieve Substantial Completion of the Building 1 Work in the condition required by this Lease o:q.. before the Building 1 Estimated Delivery Date (as such date shall automatically be extended on a day-for-day basis for Tenant
Delay (as defined below) but shall not be extended for events of force majeure), then Tenant shall be entitled to a day-for-day abatement of Basic Rent applicable to the Building 1 Premises through and including the date prior to the date Landlord delivers the Building 1 Premises (is to Tenant in the condition required by this Lease, including, but not limited to, Substantial Completion of the Building 1 Work. Any abatement of Basic Rent under the terms of this Section 3(b)(iv) shall (a) be applied to Tenant's obligation to pay Basic Rent for the Building 1 Premises from and after the Building 1 Rent Comencement Date, and (b) be Tenant's sole and exclusive remedy for Landlord's failure to timely deliver the Building 1 Premises in the condition required by this Lease (Tenant hereby waiving any other right or remedy it may have).
(v) Any abatement of Basic Rent with respect to the Building l' Premises set forth in Sections 3(b)(i) -(iv) shall be cumulative. For the purpose Sections 3 (a)" and (b) of this Lease, "Substantial Completion" has the meaning set forth in Exhibit D.
(c) Building 2 Estimated Delivery Dates.
(i) Landlord and Tenant presently anticipate that Landlord will have achieved the substantial commencement of the pouring of concrete for the footings or foundation for Building 2 (the "First Milestone") on or before April 20, 2012 (and such date shall not be extended for events of force majeure) (the "First Milestone Estimated Delivery Date"). If Landlord is unable to achieve the substantial commencement of the First Milestone by the First Milestone Estimated Delivery Date, then Tenant's sole and exclusive remedy shall be to terminate this Lease upon written notice to Landlord, whereupon this Lease will terminate on the date that is thirty (30) days after receipt of such notice (the "Termination Date") as if the Termination Date was the last day of the Lease Term. If Tenant terminates this Lease pursuant to the terms of this Section 3(c)(i), Landlord shall reimburse Tenant for Tenant's actual, out-of-pocket documented costs incurred through and including the date of termination for architectural, engineering and attorneys' fees, provided, however, that in no event shall such reimbursement for such reimbursable costs exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate: If this Lease is terminable under the terms of this Section 3(c)(i) and Tenant does not deliver a termination notice under the terms of this Section 3(c)(i) within fifteen (15) days after the First Milestone Date, then such termination right set forth in this Section 3( c )(i) shall automatically expire, terminate and be of no further force and effect. Tenant's termination rights under the terms of this Section 3(c)(i) shall be Tenant's sole and exclusive remedy under this Section 3(c)(i) for Landlord's failure to timely achieve the First Milestone (Tenant hereby waiving any other right or remedy it may have).
(ii) Landlord and Tenant presently anticipate that Landlord will have achieved the substantial completion (as reasonably determined by Landlord's architect) of the structural steel infrastructure of Building 2 (the "Second Milestone") on or before September 22, 2012 (and such date shall not be extended for events of force majeure) (the "Second Milestone Estimated Delivery Date"). If Landlord is unable to achieve the substantial completion of the Second Milestone by the Second Milestone Estimated Delivery Date, then Tenant's sole and exclusive remedy shall be to terminate this Lease upon written notice t6 Landlord, whereupon this Lease will terminate on the date that is thirty (30) days after receipt of such notice (the "Termination Date") as if the Termination Date was the last day of the Lease Term. If Tenant terminates this Lease pursuant to the terms of this Section 3(c)(ii), Landlord shall reimburse Tenant for Tenant's actual, out-of-pocket documented costs incurred through and including the date of termination for architectural, engineering and attorneys' fees, provided, however, that in no event shall such reimbursement for such reimbursable costs exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate: If this Lease is terminable under the terms of this Section 3(c)(ii) and Tenant does not deliver a termination notice under the terms of this Section 3(c)(ii) within fifteen (15) days after the Second Milestone Date, then such termination right set forth in this Section 3 (c)(ii) shall automatically expire, terminate and be of no further force and effect. Tenant's termination rights under the terms of this Section 3(c)(ii) shall be

Tenant's sole and exclusive remedy under this Section 3(c)(ii) for Landlord's failure to timely achieve the Second Milestone (Tenant hereby waiving any other right or remedy it may have):
(iii) If, and only if, Tenant terminates this Lease in accordance with Section 3(c)(i) or Section 3(c)(ii) above and Landlord is obligated to reimburse Tenant for architectural, engineering and attorneys' fees as set forth in such Section 3(c)(i) or Section 3(c)(ii) above, then any such reimbursement will be reduced on a dollar for dollar basis for any amount of the Construction Allowance previously delivered by Landlord to Tenant for such costs pursuant to the terms of Section 9 of Exhibit D.
(iv) Landlord and Tenant presently anticipate that Landlord will have achieved Substantial Completion of the Building 2 Premises in the condition suitable for Tenant's installation of its fixtures, furniture, and equipment (the"Building 2 FF&E Condition") in accordance with the approved plans therefor on or before November 2,2012 (the "Building 2 FF&E Estimated Delivery Date"). Landlord and Tenant agree that the definition of "Substantial Completion" as used in this Section 3(c)(iv) shall not include Landlord's obligation to connect any systems furniture to Building infrastructure, including electrical supply.
(v) Intentionally omitted.
(vi) Landlord and Tenant presently anticipate that Landlord will have achieved Substantial Completion of the computer laboratory space located in Building 2 (as further identified on Exhibit A-I) (the "Building 2 Lab Space").in accordance with the approved plans therefor on or before October 26,2012 (the "Building 2 Lab Space Estimated Delivery Date").

(vii) Landlord and Tenant presently antiCipate that Landlord will have achieved Substantial Completion of the Building 2 Tenant Improvements, on or about November 15,2012 (the "Building 2 Estimated Delivery Date").
(viii) If Landlord is unable to achieve Substantial Completion of (a) the Building 2 Lab Space by the Building 2 Lab Space Estimated Delivery Date, (b) intentionally omitted, (c) the Building 2 Lab Space by the Building 2 Lab Space Estimated Delivery Date, and/or (d) the Building 2 Tenant Improvements by the Building 2 Estimated Delivery Date, then (x) the validity of this Lease shall 1],ot be affected·or impaired thereby, and
(y) Landlord shall not be in default hereunder or be liable for damages therefor.
(d) Building 2 Delayed Delivery.
(i) Notwithstanding the foregoing terms of Section 3(c), if, and only if, Landlord fails to achieve Substantial Completion of the Building 2 FF&E Condition in the condition required by this Lease on or before the Building 2 FF&E Estimated Delivery Date (as such date shall automatically be extended on a day-for-day basis for Tenant Delay (as defined below) but shall not be extended for events of force majeure), then Tenant shall be entitled to an abatement of Basic Rent from the Building 2 Rent Commencement Date equal to 25,000 rentable square feet times the daily Basic Rent for such 25,000 rentable square feet (on a per square foot basis) during the first Lease year, on a day-for-day basis through and including the date prior to the date Landlord has achieved Substantial Completion of the Building 2 FF&E Condition. Any abatement of Basic Rent under the terms of tIlls Section 3(d)(i) shall (a) be applied to Tenant's obligation to pay Basic Rent for the Building 2 Premises from and after the Building 2 Rent Commencement Date, and (b) be Tenant's sole and exclusive remedy for Landlord's failure to timely deliver the Building 2 FF&E Condition in the condition required by this Lease (Tenant hereby waiving any other right or remedy it may have). .

(ii) Intentionally omitted.
(iii) Notwithstanding the foregoing terms of Section 3(c), if, and only if, Landlord fails to achieve Substantial Completion of the Building 2 Lab Space in the condition required by this Lease on or before the Building 2 Lab Space Estimated Delivery Date (as such date shall automatically be extended on a day-for-day basis for Tenant Delay (as defined below) but shall not be extended for events of force majeure), then Tenant shall be entitled to an abatement of Basic Rent from the Building 2 Rent Commencement Date equal to three (3) times the number of rentable square feet in the Building 2 Lab Space times the daily Basic Rent for the Building 2 Lab Space (on a per square foot basis) during the first Lease year, on a day-for-day basis through and including the date prior to the date Landlord has achieved Substantial Completion of the Building 2 Lab Space. Any abatement of Basic Rent under the telIDs of this Section 3 (d) (iii) shall (a) be applied to Tenant's obligation to pay Basic Rent for the Building 2 Premises from and after the Building 2 Rent Commencement Date, and (b) be Tenant's sole and exclusive remedy for Landlord's failure to timely deliver the Building 2 Lab Space in the condition required by this Lease (Tenant hereby waiving any other right or remedy it may have). Solely for the purpose of deteIIDining any abatement ofrent under the telIDs of this Section 3(d) (iii) (if any), the rentable square footage of the Building 2 Lab Space will be the actual rentable square footage of the Building 2 Lab Space (measured in accordance with the same method as the rentable square footage of the Buildings under this Lease) as shown on the approved Working Drawings for Building 2, but in no event greater than (x) 13,200 rentable square feet with respect to the portion of the Building 2 Lab Space on the first floor of Building 2, and (y) 2,200 rentable square feet with respect to the portion of the Building 2 Lab Space on the second floor of Building 2.
(iv) Notwithstanding the foregoing telIDs of Section 3(c), if, and only if, Landlord fails to achieve Substantial Completion-of the Building 2 Base Building and the Building 2 Tenant Improvements on before the Building 2 Estimated Delivery Date (as such date shall automatically be extended on a day-for-day basis for Tenant Delay (as defmed below) but shall not be extended for events of force majeure), then Tenant shall be entitled to a day-for-day abatement of Basic Rent applicable to the Building 2 Premises through and including the date prior to the date Landlord delivers the Building 2 Premises to Tenant in the condition required by this Lease, including, but not limited to, Substantial Completion of the Building 2 Base Building and the Building 2 Tenant Improvements. Any abatement of Basic Rent under the telIDs of this Section 3(d)(iv) shall (a) be applied to Tenant's obligation to pay Basic Rent for the Building 2 Premises from and after the Building 2 Rent Commencement Date, and (b) be Tenant's sole and exclusive remedy for Landlord's failure to timely deliver the Building 2 Premises in the condition required by this Lease (Tenant hereby waiving any other right or remedy it may have).
(v) Any abatement of Basic Rent with respect to the Building 2 Premises set forth in Sections 3 (d) (i) -(iv) shall be cumulative.
(e) Acceptance. By occupying any part ofthe Premises in any Building, Tenant shall be deemed to have accepted such part ofthe Premises in such Building in its condition as ofthe date of such occupancy, subject in all cases to warranty claims from the improvements constructed by or on behalf of Landlord; defects in construction from the improvements constructed by or on behalf of Landlord; subsequent acts of Landlord during construction of the Premises, the Buildings, other tenants' premises or the Complex; and latent defects, and subject to the prompt perfolIDance of punch-list items that remain to be perfolIDed by or on behalf of Landlord under this Lease, if any. Prior to occupying for its business operations each of the Building I Premises and the Building 2 Premises, Tenant shall execute and deliver to Landlord a letter substantially in the fOlID of Exhibit E hereto confIlIDing (1) the Lease Commencement Date(s) and the expiration date of the initial TelID, (2) that Tenant has accepted the Building I Premises or Building 2 Premises, as applicable, and (3) that Landlord has perfolIDed all of its obligations with respect to the Building 1 Premises or Building 2 Premises, as applicable (except for punch-list items); however, the failure of the parties to execute such letter shall not defer the Lease Commencement Date or otherwise invalidate this Lease. Occupancy ofthe Premises by Tenant prior to the Lease Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment ofBasic Rent, Additional Rent, Taxes and Electrical Costs (each as defIned herein).
(f) Tenant Delay. For the purpose of this Lease, "Tenant Delay" means delay in the substantial completion ofthe Building(s) or the work to be performed by or on behalf of Landlord (including without limitation the completion of the Building 1 Tenant Improvements or the Building 2 Tenant Improvements) that occurs solely (a) because Tenant fails to meet any of the deadlines set forth in Exhibit D or Exhibit J (such as, but not limited to, the deadline for delivery of Space Plans or Working Drawings (whether preliminary, interim revisions or fInal), (b) because of any change by Tenant to the Space Plans or Working Drawings after that date which is ten (10) days prior to the date bid packages have been delivered to prospective contractors pursuant to Exhibit D or Exhibit J (including without limitation change orders), (c) any rejection in the approval of plans and specifIcations prepared by or on behalf of Tenant by any governmental entity due solely to the fact that such plans do not comply with law, (d) Tenant's request or inclusion in the applicable plans for improvements that are not customary for a typical office user that combines office, data center and computer laboratory uses, and/or (e) because of any specification or requirement by Tenant of "long-lead" materials or equipment; provided, however, in such case (i) Landlord shall reasonably notify Tenant, in detail, of such "long-lead" item, (ii) Tenant shall have five (5) business days to elect to (A) omit such "long-lead" items, (B) substitute such items for another item(s) that do not constitute a "long-lead" item, or (C) retain such "long-lead" item (provided that if Tenant fails to timely specify whether it will retain such "long-lead" item, Tenant will be deemed to have elected to retain the same). Only ifTenant elects (or is deemed to have elected) (C) shall the delay arising from such "long-lead" item constitute Tenant Delay.
4. Rent.
(a) Payment. Tenant shall timely pay to Landlord Rent, without notice, demand, deduction or set off (except as otherwise expressly provided herein), by good and sufficient check drawn on a national banking association at Landlord's address for rent payment provided for in the Basic Lease Information Section ofthis Lease or as otherwise specified by Landlord, or by wire transfer (per Landlord's wiring instructions set forth in Exhibit 0). The obligations of Tenant to pay Basic Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. The first monthly installment of Basic Rent for the Building 1 Premises and Building 2 Premises shall be payable contemporaneously with the execution of this tease; thereafter, Basic Rent shall be payable on the first day of each calendar month beginning on the first day of the calendar month(s) next following the Building 1 Rent Commencement Date and the Building 2 Rent Commencement Date, respectively. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month and shall be due' on the Building 1 Rent Commencement Date or the Building 2 Rent Commencement Date, as applicable. Payments of Basic Rent for any fractional calendar month at the end ofthe Term shall be siniilarlyprorated. Tenant shall pay Additional Rent at the same time and in the same manner as Basic Rent, provided that, in all instances, Tenant shall have no less than twenty (20) days' prior written notice of the amount of Additional Rent then due and payable (except (i) as expressly set forth to the contrary in this Lease, and (ii) regarding the estimated payments required by Section 4(b)). Landlord and Tenant acknowledge. that the Building 1 Lease Commencement Date and/or the Building 2 Lease Commencement Date (sometimes collectively referred to as the "Lease Commencement Date" or the "Lease Commencement Dates") may occur prior to the Building 1 Rent Commencement Date and/or the Building 2 Rent Commencement Date, and that under the terms of the Lease, Tenant shall not (except in an Event of Default) be required to pay Basic Rent or Additional Rent (except for its Electrical Costs) during such period with respect to the Building 1 Premises and/or the Building 2 Premises, as applicable. Accordingly, Landlord and Tenant agree that to the extent the Lease Commencement Date occurs prior the Building 1 Rent Commencement Date and/or the Building 2 Rent Commencement Date, as applicable, such period shall be deemed to be a conditional abatement of Basic Rent. . Notwithstanding such abatement of Basic Rent (a) all other sums due under this Lease, including Additional Rent, shall be payable as provided in this Lease, and (b) any increases in Basic Rent. set forth in this Lease shall occur on the dates scheduled therefor. The abatement of Basic Rent provided for in this Section 4(a) is conditioned upon Tenant's full and timely performance of all of its obligations under this Lease. If at any time during the Term a monetary Event ofDefault by Tenant occurs, and the result of which is that this Lease terniinates, then the abatement of Basic Rent provided for in this Section 4(a) shall immediately become void, and Tenant shall promptly pay to Landlord, in addition to all other. amounts due to Landlord under this Lease, the full unamortized (on a straight line basis over the initial Term) pro rata amount of all Basic Rent herein abated.
(b) Operating Costs; Taxes; Electrical Costs.
(1) Commencing January 1, 2014, Tenant shall pay to Landlord the amount (per each rentable square foot in each of the Building 1 Premises and Building 2 Premises) ("Additional Rent") by which the annual Operating Costs (defmed below) per rentable square foot in each of Building 1 and Building 2, as applicable, exceed the Expense Stop (per rentable square foot in each of Building 1 and Building 2, as applicable). Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term. Landlord shall endeavor in good faith to deliver the first estimate of Operating Costs and Taxes not later than September 30, 2013. Commencing January 1, 2014, during each calendar year or partial calendar year of the Term, Tenant shall pay to Landlord, in advance concurrently with each monthly installment of Basic Rent, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein.

From time to time (but no more than twice in any calendar year), Landlord may in good faith estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.
(2) The term "Operating Costs" means all expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of Building 1 and Building 2, as applicable, determined in accordance with generally accepted accounting principles consistently applied (as customarily adjusted by the real estate industry), including the following costs: (A) wages and salaries of all on-site employees at or below the grade ofsenior building manager engaged in the operation, maintenance or security of the Buildings (together with a reasonable allocation ·of expenses of off-site employees at or below the grade of senior building manager who perform (A) portion of their services in connection with the operation, maintenance or security of the Buildings), including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, non-capital replacements, and security of the Buildings; (C) costs for improvements made to the Buildings which, although capital in nature, are reasonably expected to reduce the relevant operating costs of the Buildings, as amortized at an interest rate of the Prime Rate plus 3.5% over the useful economic life (using OEM specifications) of such improvements, as well as capital improvements made in order to comply with any Law hereafter promulgated after the date of this Lease by any governmental authority or any interpretation hereafter rendered with respect to any existing Law, as amortized at an interest rate of the Prime Rate plus 3.5% over the useful economic life (using OEM specifications) of such improvements, provided, however, in no event shall any such. costs for capital improvements to the Buildings be Operating Costs if incurred due to breakage, wear and tear, casualty or condemnation; (D) cost of all utilities, except Electrical Costs and the cost of other utilities reimbursable to Landlord by the Buildings' tenants other than pursuant to a provision similar to this Section; (E) insurance expenses; (F) repairs, non-capital replacements, and general maintenance of the Buildings, including without limitation, painting of common areas, replacement of carpet in elevator lobbies (if included in the Base Year) and the like; (G) fair market rental and other costs with respect to the management office for the Complex containing not more than 3,500 rentable square feet in the aggregate if included in the Base Year (excluding all furniture, fixture and equipment costs); and (H) service, maintenance and management contracts with independent contractors for the operation, maintenance, management, repair, non-capital replacement, or security of the Buildings (including alarm service, window cleaning, and elevator maintenance). As the Buildings are part of a multi-building office complex, Operating Costs (including management office overhead charges), Taxes and Electrical Costs for the Complex shall be prorated among the Buildings and Secondary Buildmgs of the Complex on a pro rata basis based on the square footage as reasonably determined by Landlord, unless such Operating Costs, Taxes and Electrical Costs are reasonably and equitably allocable in a different manner, e.g., to one or more specific Buildings, on a lineitem basis, as reasonably determined by Landlord.
Operating Costs shall not include ~osts for (i) capital improvements made to each of Building 1 or Building 2, as applicable, other than capital improvements described in Section 4(b)(2)(C); (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties;· (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions and marketing expenses of any kind or nature; (vi) legal expenses, other than those related to or incurred in connection with tax disputes; (vii) renovating or otherwise improving space for occupants of the Buildings or vacant space in the Buildings; (viii) Taxes; (ix) federal income taxes imposed on or measured by the income of Landlord from the operation of the Buildings; and (x) the matters set forth in Exhibit P attached hereto. If the Expense Stop is calculated on a base year basis, Operating Costs for the base year only shall not include amortized costs relating to capital improvements (except elevator lobby carpet and management office furniture, fixtures and equipment).
For purposes of calculating Additional Rent under this Section 4(b), the maximum increase in the amount of Controllable Operating Costs (as defined below) that may be included in calculating such Additional

Rent for each calendar year after 2013 shall be limited to five percent (5%) per calendar year on a simple, non-cumulative, non-compounded basis over the amount thereof in the immediately preceding calendar year. "Controllable Operating Costs" means all Operating Costs except Taxes (as defmed below); insurance; utilities rates and costs; costs incurred to comply with new governmental requirements promulgated after the date of this Lease; snow and ice prevention and removal surcharges or additions associated with abnormal or unusual weather events; and costs of providing services not previously provided in a Building, provided that such services are approved by Tenant (such approval not to be unreasonably withheld, conditioned or delayed) and are reasonably similar to those services that being customarily implemented in similar buildings in the market area in which the Buildings are located.
(3) Commencing January 1, 2014, Tenant shall also pay Tenant's Proportionate Share of any increase in Taxes for each year and partial year falling within the Term over the Taxes for the Base Tax Year. Tenant shall pay Tenant's Proportionate Share of Taxes in the same manner as provided above for Tenant's Proportionate Share of Operating Costs. "Taxes" means taxes, assessments, and governmental charges or fees whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments (including non-governmental assessments for common charges under a restrictive covenant or other private agreement that are not treated as part of Operating Costs) now or hereafter attributable to the Buildings, excluding, however, penalties and interest thereon and taxes on income (if the present method of taxation changes so that in lieu of or in addition to the whole or any part of any Taxes, there is levied on Landlord a tax directly on the rents received therefrom or an assessment based upon such rents for the Buildings, then such assessments shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the reasonable costs of consultants retained in an effort to lower taxes and all reasonable costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Buildings. For property tax purposes, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Buildings, and all rights to receive notices of reappraisement, except that Tenant shall have the right, so long as Tenant (or a Permitted Transferee) is leasing at least seventy-five percent (75%) of the initial Premises, in good faith, to compel Landlord to appeal the tax valuation or the assessment of Taxes, in which event Landlord shall so appeal and diligently prosecute such appeal, subject to the following conditions: (i) Tenant makes a timely request for such appeal (and in no eventmore than one (1) time in any three (3) calendar year period, (ii) all costs of such appeal shall be Operating Costs, and (iii) at Landlord's option any appeal may be pursued through counselor service provider on a contingency basis. Tenant's right to compel Landlord to appeal the tax valuation under this Section 4(b)(3) are personal to Ciena Corporation and any Permitted Transferee that has assumed in writing all of Ciena Corporation's obligations under this Lease in its entirety, and may be exercised only by Ciena Corporation and such Permitted Transferee and not by any other assignee or other subtenant of Ciena Corporation.
(4) Tenant shall also pay to Landlord Tenant's Proportionate Share ofthe cost of all electricity used by Building 1 and Building 2, as applicable ("Electrical Costs"), unless any applicable portion of the Premises is subnietered, in which case Tenant shall pay the actual cost of all electricity used by such submetered portion of the Premises, without mark up by,· or any profit to, Landlord. Such amount shall be payable in monthly installments commencing, as to the Building 1 Premises and the Building 2 Premises, on the respective Lease Commencement Date and on the first day of each calendar month thereafter. Each installment shall be based on Landlord's good faith estimate of the amount due for each month. From time to time during any calendar year (but not more than twice in any calendar year), Landlord may in· good faith estimate or re-estimate the Electrical Costs to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Electrical Costs payable by Tenant shall be appropriately adjusted in accordance with the estimations.
(5) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to. Tenant a statement of Operating Costs and Electrical Costs for the previous year, &s adjusted, and of the Taxes for the previous year (the "Operating Costs and Tax Statement"). IfTeIiant's estimated payments of Operating Costs, Ele'ctrical Costs or Taxes under this Section for the year covered by the Operatmg Costs and Tax Statement exceed Tenant's Proportionate Share of such items as indicated in the Operating Costs and Tax Statement, then Landlord shall credit or reimburse Tenant for such excess within thirty (30) days; likewise, if Tenant's estimated payments of Operating Costs, Electrical Costs or Taxes under this Section for such year are less than Tenant's Proportionate Share of such items as indicated in the Operating Costs and Tax Statement, then Tenant shall pay Landlord such deficiency within thirty (30) days.
(6) With respect to any calendar year or partial calendar year (including Base Year 2013) in which Building 1 or Building 2, as applicable, is not occupied to the extent of 95% of the rentable area thereof, or Landlord is not supplying services to 95% of the rentable area thereof, the Operating Costs and Electrical Costs for such period which vary with the occupancy of the applicable Building shall, for the purposes hereof, be increased (i.e., "grossed up") to the amount which would have been incurred had the. applicable Building been occupied to the extent of 95% of the rentable area thereof and Landlord had been supplying services to 95% of the rentable area thereof, but with respect to calendar years after the Base Year in no event shall Landlord receive more than (a) the amount by which Operating Costs for such calendar year or partial year in question exceed Operating Costs for the Base-Year, or (b) the amount by which Taxes for such calendar year or partial year in question exceed Taxes for the Base Year.
(7) Provided no monetary Event of Default then exists, after receiving an annual Operating Costs -and Tax Statement and giving Landlord at least thirty (30) days' prior written notice thereof, Landlord shall make available and Tenant may inspect or audit Landlord's records relating to Operating Costs and Taxes for the period of time covered by such Operating Costs, Electrical Costs and Tax Statement and for the immediately prior two (2) years in accordance with the following provisions. In no event will Tenant have the right to audit such costs for any calendar year more than one (1) time. If Tenant fails to object to the calculation of Operating Costs, Electrical Costs or Taxes on an alIDual Operating Costs and Tax Statement within ninety (90) days after the statem~nt has been delivered to Tenant, or ifTenant fails to conclude its audit or inspection withln one hundred twenty (120) days after the statement has been delivered to Tenant (provided Landlord promptly shall have made available all of Landlord's records as required in this paragraph), then Tenant shall have waived its right to object to the calculation of Operating Costs and Taxes for the year(s) in question and the calculation of Operating Costs and Taxes set forth on such statement shall be final. Tenant's audit or inspection shall be conducted where Landlord maintains its books and records, shall not unreasonably interfere with the conduct of Landlord's business, and shall be conducted only during business hours of 8 AM until 7 PM local time. Ifthe total Operating Costs or Taxes for any caleridar year in question is determined to be in error by more than four percent (4%) in the aggregate, and, as a result thereof, Tenant paid to Landlord more than four percent (4%) of the actual Operating Costs or Taxes due for such period, then in such case Landlord shall pay the audit cost (including reasonable attorneys' fees). Tenant may not conduct an inspection or have an audit performed more than ·once during any calendar year. Tenant or the accounting firm conducting such audit shall, at no charge to Landlord, submit its audit report in draft form to Landlord for Landlord's review and comment before the final approved audit report is submitted to Landlord. Landlord shall provide-comments, if any, within ten (10) business days after receipt. If such inspection or audit reveals that an error was made in the Operating Costs or Taxes previously charged to Tenant, then Landlord shall refund to Tenant any overpayment of any such costs, or Tenant shall pay to Landlord any underpayment of any such costs, as the case may be, plus interest at a rate ofthe Prime Rate plus 2%, within thirty (30) days after notification thereof. If the audit determines an expense or cost should not be included in Operating Costs or Taxes, an adjustment shall be made to both the year subject to the inspection or audit and the Base Year (if appropriate) so costs and expenses for each year al'e consistently applied. Tenant and Landlord shall maintain the results of each such audit or inspection confidential. Tenant shall not be permitted to use any third party to perform such audit or inspection, other than (A) an independent firm of certified public accountants reasonably acceptable to Landlord, (B) an independent firm of certified public accountants belonging to the "Big Four" accounting fmns,or (C) a firm otherwise designated on Exhibit R attached hereto, and in no event will Tenant engage an auditor that is compensated on a contingency fee basis or in any other manner which is dependent upon the results of such audit or inspection. In all events, Tenant shall deliver a copy of the fee agreement or other similar evidence of such fee arrangement with Tenant's auditor to Landlord upon request, and any such fuin must agree with Landlord and Tenant in writing to maintain the results of such audit or inspection confidential. Notwithstanding the foregoing, however, Tenant shall have the one~time right to conduCt an audit or inspection on a contingency basis or on a basis which is dependent upon the results of such audit-or inspection, which audit (a) shall be performed, if at all, after .the end of the second (2nd) (or any subsequent) Lease Year, but may include the calendar year in question and the immediately prior two (2) years, (b) in no event will include an audit of the Base Year notwithstanding anything to the contrary, and (c) shall be performed by an accounting firm, a lease auditing firm or such other person or entity approved by Landlord (a "Permitted Contingencv Auditor"), which approval shall not be unreasonably withheld, conditioned or delayed and shall be deemed to have been given with respect to each of the fIrms listed in Exhibit R attached hereto and the "Big Four" accounting fIrms. Any Permitted Contingency Auditor must agree not to solicit other tenants of the Complex and not to use any information obtained from Landlord in such Permitted Contingency Auditor's representation of Tenant for the benefIt of any other person or entity. Tenant agrees to adequately supervise in a reasonable manner any such Permitted Contingency Auditor, to cause any such Permitted Contingency Auditor to be reasonable in its requests of Landlord and otherwise to cause any such Permitted Contingency Auditor to conduct itself in the same professional manner as would be expected of a reputable auditor retained on a non-contingency fee basis. In connection therewith, Tenant, such accountants and all other persons to whom Tenant .gives any of the information obtained in connection with such review shall execute and deliver to Landlord a confIdentiality agreement, in form and substance reasonably satisfactory to Landlord and Tenant, whereby such parties agree not to disclose to any third party any ofthe information obtained in connection with such review.
5. Delinquent Payment; Handling Charges. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of twelve percent (f2%) per armum or the maximum laWful rate of interest (such lesser amount is referred to herein as the "Default Rate"); additionally, Landlord, in addition to all other rights and remedies available to it, may charge Tenant a fee equal to three and one-half percent (3.5%) of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful-rate of interest. Notwithstanding the foregoing, the late fee referenced above shall not be charged with respect to the first occurrence (but not any subsequent occurrence) during any 12-month period that Tenant fails to make payment when due, unless such failure continues following the expiration of five (5) days after Landlord delivers written notice of such delinquency to Tenant.

6.	Security Deposit. Intentionally Omitted.

7.	Landlord's Obligations.

(a) Services. Landlord shall furnish to a standard of a fIrst-class office building in the BWI corridor market to Tenant (1) hot and cold water in lavatories and the showers in the restrooms on the fIrst floor of. each Building and cold water at those points of supply provided for general use of tenants of the Building; (2) heated and refrigerated air conditioning ("HVAC") as appropriate, at such temperatures and in such amounts as are standard for comparable fIrst class offIce buildings in the vicinity ofthe Building (and Landlord covenants and represents that the Buildings are designed to provide HVAC per the outdoor and indoor temperature specifIcations set forth on Schedule 1 of Exhibit J attached hereto under the subheading of"Design Conditions"); (3) janitorial service to the Premises on weekdays, other than holidays, for Building-standard installations and such window washing as may from time to time be reasonably required, pursuant to the provisions of Exhibit K attached hereto; (4) elevators for ingress and egress to the floors on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays; (5) building access control via electronic key cards for all exterior doors to the Building(s) arid (6) fIre and life safety systems. Landlord shall manage the Complex, provide services and utilities, and maintain the Buildings, Buildings Systems, Buildings Structure and common areas of the Buildings all in a fIrst class manner consistent with similar fIrst class buildings in the same general geographic area as the Buildings and in good order and condition, except for uninsured damage caused by the gross negligence of a Tenant Party. Landlord shall cause one (1) full time building engineer to be available at the Complex during normal business hours on business days (other than the holidays listed below). Tenant may use the internal fIre stairs of Building 1 and Building 2 for employee movement between the floors of the Building 1 Premises and Building 2 Premises, respectively, and Landlord shall cause Tenant's electronic access cards on internal doorways to such internal stairs to provide such access for Tenant. If Tenant desires any ofthe services specified in Section 7(a)(2) on a business day (other than a holiday) at any time other than between 8:00 AM and 6:00 PM, then Tenant shall provide a written request no later than 3:00 PM on such business day and such services shall be supplied to Tenant. IfTenant desires any ofsuch services on nonbusiness days other than between 9:00 AM and 1:00 PM on Saturdays (other than a holiday), or on Sundays or holidays, then such services shall be supplied to Tenant upon the written request ofTenant delivered to Landlord before 3:00 PM on the business day preceding such day of extra usage, and Tenant shall pay to Landlord the actual cost of such services (without mark up or profit) within thirty (30) days after Landlord has delivered to Tenant an invoice therefor. The costs incurred by Landlord in providing after-hour HVAC service to Tenant shall include reasonable costs for electricity, water, sewage, water treatment, labor, metering, filtering, and maintenance reasonably allocated by Landlord to providing such service. Notwithstanding the foregoing terms ofthis paragraph, Tenant shall not be required to request such additional services to selected areas that have such services provided on a 2417 basis pursuant to a separate sub-meter or other arrangement whereby Tenant pays for such service(s) directly (e.g., electricity that is provided to data or computer laboratory center space pursuant to a separate sub-meter). As of the date ofthis Lease, the current after-hour HVAC service rate is Fifty-Five Dollars $55.00 per hour, per floor, per zone, as such amount may be reasonably escalated from time to time by Landlord in accordance with Landlord's then-existing schedule for such rate. The legal holidays as ofthe date ofthis Lease are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day and shallinclude also any additional day(s) observed as a holiday by the Federal Government. Notwithstanding the foregoing sentence, so long as Tenant (or a Permitted Transferee) is leasing at least half ofthe rentable square footage leased by Tenant as ofthe date ofthis Lease in each Building, then the holidays for such Building(s) in which Tenant is then leasing at least half ofthe rentable square footage as ofthe date ofthis Lease shall be limited to New Years Day, Spring Holiday (Good Friday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving, Christmas Eve Day and Christmas Day. Landlord shall (as an Operating Cost) use commercially reasonable efforts to keep the pedestrian bridge to the train adjacent to the Complex open, subject to the terms of any applicable agreement related to the use andlor operation of such pedestrian bridge, but in no event will Landlord be required to institute a suit or action against any third party for the use or operation ofthe pedestrian bridge.
(b) Excess Utility Use. Landlord shall not be required to furnish electrical current for equipment that requires more than 110 volts (except 208 volts for certain kitchen, lab, data center and office equipment) or other equipment whose electrical energy consumption exceeds normal office usage. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 7(a), Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the actual cost of such service within thirty (30) days after Landlord has delivered to Tenant an invoice therefor. Landlord shall determine the amount of such additional consumption and potential consumption by a reasonable, verifiable method, including installation of a separate submeter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts (except 208 volts for certain kitchen, lab, data center and office equipment) unless approved in advance by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Except as otherwise set forth in this Lease; Tenant shall not install any electrical equipment requiring voltage in excess ofBuilding capacity unless approved in advance by Landlord, which approval may be withheld in Landlord's sole discretion. Notwithstanding the foregoing or Section 9 of this Lease, Tenant's use of electricity for normal and customary office and kitchen equipment in reasonable and customary amounts for those spaces of the Building 1 Premises and Building 2 Premises to be used by Tenant as normal and customary office and kitchen space shall not require Landlord's prior approvaL Notwithstanding the foregoing or Section 9 of this Lease, Tenant's use of electricity in the designated spaces in the Building 1 Premises and Building 2 Premises as lab andlor data center facilities shall not be a violation ofthis Lease provided that such usage, in the aggregate, does not exceed the amperage, voltage or other specifications set forth in this Lease, which Landlord agrees that it shall provide to each such area. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, ifthe same are necessary or appropriate and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition or interfere with or disturb other tenants of the Buildings, all in Landlord's reasonable determination. Except as permitted above, if Tenant uses machines or equipment in the Premises which demonstrably and materially affect the temperature otherwise maintained by the air conditioning system in ways or amounts not found in office space, Landlord, upon thirty (30) days' prior notice to Tenant (during which time Tenant shall not have discontinued such use or installed appropriate supplemental air conditioning), may install supplemental air conditioning units or other supplemental equipment in the Premises, and the reasonable cost thereof, including the cost of installation, operation, use, and maintenance, in each case plus an administrative fee of one (1%) of such cost, shall be paid by Tenant to Landlord within thirty (30) days after Landlord has delivered to Tenant an invoice therefor.
(c) Restoration of Services; Abatement. Landlord shall promptly restore any service required of it that becomes unavailable; however, absent Landlord's gross negligence, such unavailability shall not render Landlord liable to Tenant for any damages caused thereby, and in any event (i) shall not be a constructive eviction of Tenant, (ii) shall not constitute a breach of any implied warranty, or, (iii) except as provided in the next sentence, shall not entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, the Premises (or any substantial portion thereof in either Building) are rendered substantially untenantable because of the unavailability of any such service, or if the Premises (or any substantial portion thereof in either Building) are not reasonably accessible, for a period of five (5) consecutive business days following Landlord's receipt from Tenant of a written notice regarding such unavailability (regardless of the cause and regardless of force majeure), . and such unavailability or inaccessibility was not caused by the gross negligence or willful misconduct of a Tenant Party, then Tenant shall, as its exclusive remedy, be entitled to a reasonable abatement of Rent for each consecutive day (after such 5-business day period) that Tenant is so prevented from using the Premises.
(d) Access; Services. Subject to the rules and regulations of the Buildings attached as Exhibit C hereto and the other provisions of this Lease, Tenant will be provided access to and services at the Premises twentyfour (24) hours per day, seven (7) days per week.
(e) Change in Cleaning Services. In the event that Tenant is dissatisfied with standard of cleanliness or costs associated with the janitorial services provided to the Premises as set forth in Section 7(a) above (a "Janitorial Complaint"), Tenant may send written notification, containing a reasonably detailed explanation of such Janitorial Complaint, to Landlord. Landlord may elect to use commercially reasonable efforts to cure such Janitorial Complaint within thirty (30) days of receipt of Tenant's notification. If Landlord elects not to cure, or fails to cure to Tenant's reasonable satisfaction (which shall not be a default by Landlord hereunder), within such thirty (30) day period, then Tenant may thereafter send written notification of Tenant's election, in its sole discretion, to contract separately for janitorial services for the Premises effective on that date which is ninety (90) days or more following the date of the Janitorial Complaint, which notice. shall include the name of Tenant's janitorial services contractor. Tenant's janitorial services contractor shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord fails to approve or disapprove of Tenant's janitorial services contractor within ten (10) business days following Tenant's notice of the name of Tenant's janitorial services contractor, Tenant shall send, within five (5) business days after the expiration of such ten (10) business day period, to Landlord a second such notice, prominently including the words "THIS IS A SECOND NOTICE AND REQUEST FOR APPROVAL" in all capital letters and bold font, and if Landlord shall fail to object in writing to Tenant's janitorial services contractor within three (3) business·days after Landlord's receipt of Tenant's second such notice, Landlord shall be deemed to have approved of Tenant's janitorial services contractor. Upon Landlord's approval of Tenant's proposed replacement janitorial service, Tenant shall no longer be required to pay Tenants Proportionate Share of janitorial services as part of its Operating Costs as set forth in Section 4(b) above, and instead Tenant shall pay the costs therefor directly, and Tenant shall cause the Premises to . be cleaned by such replacement janitorial service contractor in accordance with the terms of this Lease, .including, without limitation, the terms of Exhibit K attached hereto.
8. Improvements; Alterations; Repairs; Maintenance.
(a) Improvements; Alterations. Improvements to the Premises shall be installed at Tenant's expense only (except for the Construction Allowances set forth in Exhibits D and Din accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, which approval shall be governed by the provisions set forth in this Section Sea). No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed; however, Landlord may withhold its consent to any alteration or addition that would adversely affect (1) the Buildings' Structure or the Buildings' Systems (including the Buildings' restrooms or mechanical rooms), (2) the exterior appearance of the Buildings, (3) the appearance of the Buildings' common areas or elevator lobby areas, or (4) the provision of services to other occupants of the Buildings. Subject to the provisions of Section 25(dd), Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type visible from the exterior of the Premises without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord's acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance. Notwithstanding the foregoing, Tenant may make, with at least ten (10) business days' prior written notice to Landlord (but without Landlord's consent), Minor Alterations costing up to Ten Dollars ($10.00) per rentable square foot of the Premises (at Tenant's sole cost and expense). As used herein, the term "Minor Alterations" means those alterations which (A) are not visible from the exterior of the Buildings or from the common areas within the Buildings, (B) are cosmetic in nature, (C). will not affect the mechanical, electrical, plumbing or life-safety systems within the Buildings, (D) are undertaken in conformance with all applicable Legal Requirements, (E) if they involve paint, carpet or wallpaper, utilize reasonably customary building-standard colors or design constraints, and (F) do not exceed One Hundred Fifty Thousand Dollars ($150,000.00) for the applicable individual improvement project.

(b) Repairs: Maintenance. Tenant shall maintain the Premises in a clean, safe, and operable condition, and shall not cause or voluntarily allow to remain any waste or damage to any portion of the Premises. Additionally, Tenant, at its sole expense, shall repair, replace and maintain in good condition and in accordance with all Laws, all portions of the Premises, and Tenant's Off-Premises Equipment. Tenant shall repair or replace, subject to Landlord's reasonable direction and supervision, any damage to the Buildings outside of the Premises caused solely by the gross negligence or willful misconduct of a Tenant Party. If Tenant fails to commence to make such repairs or replacements within fifteen (15) days after the occurrence of such damage, and to diligently complete such repairs, then Landlord may make the same at Tenant's cost. If any such damage caused solely by the gross negligence or willful misconduct of a Tenant Party occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all maintenance, repair or replacement work performed by Landlord under this Section 8(b) shall be paid by Tenant to Landlord within thirty (30) days after Landlord has invoiced Tenant therefor.
(c) Performance of Work. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors reasonably approved in writing by Landlord. Landlord hereby approves the contractors listed in Schedule 1 to Exhibit D for the construction of the initial tenant improvements .. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord, Landlord's property management company and Landlord's asset management company as additional insureds against such risks, in such amounts, and with such companies as Landlord may reasonably require. Tenant shall provide Landlord with the identities, mailing addresses and telephone numbers of all persons performing work or supplying materials prior to beginning such construction and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable Laws .. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Buildings (including the Premises, the Buildings' Structure and the Buildings' Systems). All such work which may affect the Buildings' Structure or the Buildings' Systems must be approved by the Buildings' engineer of record, at Tenants expense and, at Landlord's election, must be performed by Landlord's usual contractor for such work. All work affecting the roofs of the Buildings must be performed by Landlord's roofing contractor and no such work will be permitted if it would void or reduce the warranty on the roofs.
(d) Mechanics' Liens. All work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party shall be deemed authorized and ordered by Tenant only, and Tenant shall not permit any mechanics' liens to be filed against the Premises or the Complex in connection therewith. Upon completion of any such work (other than Minor Alterations), Tenant shall deliver to Landlord final lien waivers from all contractors, subcontractors and material men who performed such work. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the forfeiture of the Premises, the Complex or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either (1) pay the amount of the lien and cause the lien to be released of record, (2) insure over or bond off such lien to Landlord's reasonable satisfaction, or (3) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take any such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten (10) days after Landlord has invoiced Tenant therefor. Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of"landlord tenant" (thereby excluding a relationship of "owner-contractor," "owner-agent" or other similar relationships). Accordingly, all material men, contractors, artisans, mechanics, laborers and any· other persons now or hereafter contracting with Tenant, any contractor or subcontractor of Tenant or any other Tenant Party for the furnishing of any labor; services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Te=, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Premises, the Complex or Landlord's interest therein due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or material man any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work. Tenant shall defend, indemnify and hold harmless Landlord and its agents and representatives from and against all claims, demands, causes of action, suits, judgments, damages and expenses (including attorneys' fees) in any way arising from or relating to the failure by any Tenant Party to pay for any work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party. This indemnity provision shall survive termination or expiration of this Lease.
(e) SCIF Space. Landlord agrees that the use and maintenance of one (1) Sensitive Compartmented Information Facilities ("SCIF") of not more than five thousand (5,000) square feet in each of the Building 1 Premises and the Building 2 Premises that contain or may contain from time to time, as Tenant designates, U.S. Government classified information (collectively "SCIF Areas"), shall be deemed a Permitted Use pursuant to the this of this Lease. The installation of any SCIF Areas in the Premises shall be subject to.Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, except in the event that any such installation will or may affect the exterior or structure of the Building(s) or will or may materially adversely affect the mechanical, electrical, plumbing, HVAC or other systems or the exterior or structure of the Building(s), in which event such consent may be withheld by Landlord in its sole discretion, and shall otherwise be performed in accordance with the terms and provisions of the Lease, including the this of Exhibit D, if included as part of the initial Tenant Improvements, or shall be performed in accordance with the this and provisions of this Section 8, to the extent not included as part of the initial Tenant Improvements. Notwithstanding anything in this Lease to the contrary, Tenant may, at its own expense, provide its own locks and electronic or non-electronic controlled-access and alarm systems in connection with the SCIF Areas; provided, however, that Tenant shall furnish Landlord with a key, badges or other methods of access to any SCIF Areas within two (2) days after installation of any such locks or electronic or non-electronic controlled-access and alarm system and that upon the expiration or earlier termination of the Lease, Tenant shall surrender all such keys (and badges, if Tenant leaves the access control system in the Premises) to Landlord. Landlord shall comply with all reasonable security measures pertaining to the SCIF Areas. Landlord shall have no obligation to provide any services, including janitorial service or cleaning, in the SCIF Areas unless such SCIF Areas are unlocked and made available to Landlord's cleaning personnel at the time such personnel are in the Premises. If Landlord must access a SCIF Area, Tenant shall promptly provide Landlord access thereto, subject to such reasonable requirements as are required by third parties; provided, however, nothing in this Paragraph will be deemed or construed to limit Landlord's right of entry without Tenant's consent or prior notice in the case of a real or apparent emergency as provided in Section 23(a).
9. Use. Tenant shall use the Premises only for the Permitted Use and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises and will not commit waste, overload the Buildings' Structure or the Buildings' Systems (subject to the provisions of Section 7(b)). Tenant and its employees shall have the non-exclusive right to use the fire stairs, lobbies and common areas of the building as reasonably necessary to conduct Tenant's business operations at the Premises. Tenant may use the Premises after normal business hours, so long as Tenant is not generally conducting business from the Premises after normal business hours. Notwithstanding anything in this Lease to the contrary, as between Landlord and Tenant, (a) Tenant shall bear the risk of complying with Title III of the Americans With Disabilities Act of 1990, any state laws governing handicapped access or architectural barriers, and all rules, regulations, and guidelines promulgated under such laws, as amended from time to time (the "Disabilities Acts") in the Premises,and (b) Landlord shall bear the risk of complying with the Disabilities Acts in the common areas oft he Buildings and Complex, other than compliance that is necessitated by the use of the Premises for other than the Permitted Use or as a result. of any alterations or additions, including any initial tenant improvement work, made by or on behalf of a Tenant Party (which risk and responsibility shall be borne by Tenant)~ The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Buildings or their contents, or for the storage of any Hazardous Materials (as defined below) (other than typical office and computer lab supplies [e.g., photocopier toner] and then only in compliance with all Laws). Tenant shall not use any substantial portion of the Premises for a "call center," any other telemarketing use, or any credit processing use. If, because of a Tenant Party's acts in violation of this Section, or because Tenant vacates the Premises and does not provide reasonable access control thereafter, the rate of insurance on the Buildings or their contents increases, then Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and use commercially reasonable efforts to control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Buildings.
10. Assignment and Subletting.
(a) Transfers. Except as provided in Section lOCh), Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization; (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any pOliion of the Premises, or
(6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 10(a)(1) through 10(a)(6) being a "Transfer").
(b) Consent Standards. Landlord shall not unreasonably withhold, delay or condition its consent to any assignment or subletting of the Premises, provided that the proposed transferee (1) is fmancially capable of assuming the obligations of tenant hereunder, (2) is reputable, (3) will use the Premises for the Permitted Use (thus, excluding, without limitation, uses for credit processing and telemarketing) and will not use the Premises in any marmer that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenarit of the Buildmgs or Complex, (4) will not use the Premises,Buildings or Complex in a marmer that would materially increase the pedestrian or vehicular traffic to the Premises, Buildings or Complex; (5) is not a governmental entity, or subdivision or agency thereof, and (6) is not another occupant ofthe Buildings or Complex and Landlord is able to provide reasonably equivalent space within the Buildings or· the Complex; otherwise, Landlord may withhold its consent in its sole discretion. Additionally, Landlord may withhold its consent in its sole discretion to any proposed Transfer if any monetary Event of Default by Tenant then exists. The consent standards and procedures described in this Section 10 shall also apply to any subsequent Transfers.
(c) Request for Consent. If Tenant requests Landlord's consent to a Transfer, then, at least fifteen (15) business days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description 6f all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character ("Tenant's Request Notice"). Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $I,000 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for' consent to a Transfer; provided, however, in no event will the reimbursements by Tenant to Landlord under the terms of this Section 10(c) exceed Three Thousand Five Hundred Dollars ($3,500) in the aggregate for any individual request for consent.
(d) Conditions to Consent. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transfer fees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder.

Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

(e) Attornment bv Subtenants. Each sublease by Tenant hereunder shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and each subtenant by entering into a sublease is deemed to have agreed that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (1) liable for any previous act or omission of Tenant under such sublease, (2) subject to any counterclaim, offset or defense that such subtenant might have against Tenant, (3) bound by any previous modification of such sublease not approved by Landlord in writing or by any rent or additional rent or advance rent which such subtenant might have paid for more than the current month to Tenant, and all such rent shall remain due and owing, notwithstanding such advance payment, (4) bound by any security or advance rental deposit made by such subtenant which is not delivered or paid over to Landlord and with respect to which such subtenant shall look solely to Tenant for refund or reimbursement, or (5) obligated to perform any work in the subleased space or to prepare it for occupancy, and in connection with such attornment, the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed, automatically upon and as a condition of its occupying or using the Premises or any part thereof, to have agreed to be bound by the terms and conditions set forth in this Section lO(e). The provisions of this Section lO(e) shall be self-operative, and no further instrument shall be required to give effect to this provision.
(f) Recapture. Landlord may, within thirty (30) days after receipt of Tenant's Request Notice with respect to (i) sublease for any period of time (only) space on a floor of a Building for which Tenant (or a Permitted Transferee) is not leasing all of the rentable square footage on such floor (but expressly excluding any first floor computer lab space in the Building 2 Premises, for which Landlord's recapture right shall not apply), and/or (ii) any request to assign or sublease all or any other Premises for the remainder of the Term ((i) and/or (ii), as applicable, a "Recapturable Sublease"), at the time of such request, recapture and cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. Additionally, notwithstanding anything to the contrary in this Section 10, if at any time during the Lease Term Tenant desires in good faith to sublet any of the Premises when Tenant delivers Tenant's Request Notice, such notice will specify that it is sent for the additional purpose of determining whether Landlord will exercise its recapture rights, and not have to contain the identity of the proposed assignee, subtenant or other party, the proposed documentation, the certification stating whether or not any premium or other consideration is being paid, and a description of its business or the most recent financial statement or other evidence of financial responsibility of such proposed assignee, subtenant or other party notwithstanding the terms of Section 1 O(c) above. Landlord shall have the right in its sole and absolute discretion to recapture and cancel this Lease with respect to the proposed Transfer space that is a Recapturable Sublease by sending Tenant written notice of such termination within thirty (30) days after Landlord's receipt of Tenant's Request Notice. If Landlord does not cancel this Lease with respect to the proposed Transfer space that is a Recapturable Sublease (or if Landlord fails to send a notice to Tenant electing to recapture and cancel this Lease with respect to such space), then, at any time prior to the date that is one hundred eighty (180) days after the date Landlord receives Tenant's Request Notice, Tenant may sublease the proposed Transfer space described in Tenant's Request Notice to a third party sublease without Landlord's right to recapture, but still subject to the terms of this Article 10. After the expiration of such one hundred eighty (180) day period, Landlord's right to recapture in accordance with the terms of this Lease will once again be applicable, subject to Tenant's right to then again deliver Tenant's Request Notice seeking a determination of whether Landlord will exercise its recapture rights. The cost of any construction required to permit the operation of the proposed Transfer space separate from the balance of the Building 1 Premises or Building 2 Premises, as applicable, shall be paid by Tenant to Landlord as Additional Rent under this Lease, unless the separation of such space results solely from Landlord's exercise of its recapture rights (in which case Landlord shall pay such cost of construction required to permit the operation of the proposed Transfer space separate from the balance of the Building 1 Premises or Building 2 Premis~s, as applicable). If Landlord recaptures and cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer, and as to that portion of the Premises which is not part of the proposed Transfer space, this Lease shall remain in full force and effect. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

(g) Additional Compensation. While no monetary Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of the excess of (1) all compensation received by Tenant for a Transfer (excluding any consideration for the business being transferred) less the following actual outof-pocket costs reasonably incurred by Tenant with unaffiliated third parties: free rent, work allowances, "hard" and "soft" costs of construction (to the extent not duplicative of work allowance amounts), brokerage commissions, reasonable legal fees, marketing costs and unamortized leasehold improvements, operating expense escalations and pass-throughs in connection with such Transfer (collectively "Transfer Costs") over (2) the Rent allocable to the portion of the Premises covered thereby. While any monetary Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, one hundred percent (100%) of the excess of (A) all compensation received by Tenant for a Transfer (minus the Transfer Costs) over (B) the Rent allocable to the portion of the Premises covered thereby.
(h) Permitted Transfers. Notwithstanding Section 10(a), provided any such transaction is not a "sham" transaction intended solely to avoid the.requirements of this Section 10, Tenant may Transfer all or part of , its interest in this Lease or all or part of the Premises (a "Permitted Transfer") to the following types of entities (a "Permitted Transferee") without the written consent of Landlord:

(1) an Affiliate of Tenant;
(2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) if and only if Tenant is not a publicly traded entity or company, the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the date hereof; or
(3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's assets, so long as (A) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) if and only if Tenant is not a publicly traded entity or company immediately prior to such Transfer, the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the date hereof. Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Buildings, the Complex, Landlord or other tenants of the Buildings or Complex. No later than thirty (30) days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with (A) copies of the instrument effecting any of the foregoing Transfers, (B) documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer, and (C) evidence of insurance as required under this Lease with respect to the Permitted Transferee. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "Tangible Net Worth" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding goodwill, but including the value of licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to the terms of this Section 10.

11. Insurance; Waivers; Subrogation; Indemnitv.
(a) Tenant's Insurance. Effective as of the earlier of (1) the date Tenant enters or occupies the Premises, or (2) the Lease Commencement Date, and continuing throughout the Term, Tenant shall maintain the following insurance policies: (A) commercial general liability insurance in amounts of $3,000,000 per occurrence or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require and are consistent with requirements of prudent landlords of similar buildings in the general geographic area and market of the Complex (and, if the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy [e.g., the sale, service or consumption of alcoholic beverages], Tenant shall obtain such endorsements to the commercial general liability polICY or otherwise obtain insurance to insure against liability arising from such activity or matter [including liquor liability, if applicable] in such amounts as Landlord may reasonably require), insuring Tenant, Landlord, Landlord's property management company, Landlord's asset management company and, if requested in writing by Landlord, Landlord's Mortgagee (as defined below), against liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises and (without implying any consent by Landlord to the installation thereof) the installation, operation, maintenance, repair or removal of Tenant's Off-Premises Equipment,
(B) insurance covering the full value of all alterations and improvements and betterments in the Premises, naming Landlord as an additional named insured and Landlord's Mortgagee an additional named insured as their interests may appear, (C) insurance covering the full value of all furniture, trade fixtures and personal property (including property of Tenant or others) in the Premises or otherwise placed in the Complex by or on behalf of a Tenant Party (including Tenant's Off-Premises Equipment), (D) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (E) worker's compensation insurance, and (F) business interruption insurance in an amount reas·onably acceptable to Landlord, but in no event for more than twelve (12) months of (i) then-current Basic Rent plus (ii) all then-current pass-throughs of Operating Costs and Taxes. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy but only to the extent of Tenant's indemnity obligations pursuant to this Lease. Tenant shall furnish to Landlord certificates of such insurance on an industry-standard Acord form or, as reasonably requested by Landlord, additional evidence, reasonably satisfactory to Landlord of the maintenance of all insurance coverages required hereunder ("Insurance Evidence") at least ten (10) days prior to the earlier of the Lease Commencement Date or the date Tenant enters or occupies the Premises. Tenant shall furnish Insurance Evidence to Landlord at least fifteen (15) days prior to each renewal of said insurance (the "Renewal Date"); provided, however, ifTenant has not renewed such insurance on or before such Renewal Date, then such failure shall not be a default by Tenant hereunder so long as Tenant provides written notice to Landlord on or before (x) the Renewal Date that Tenant is negotiating the applicable terms of Tenant's insurance and that Tenant continues to maintain all required insurance hereunder, and (y) the date that is five (5) business days prior to each Renewal Date of the Insurance Evidence (including the renewal thereof, as applicable). Tenant shall endeavor to obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material reduction in coverage of any such insurance policies, provided that if each insurance company will not affIrmatively agree in writing to provide Landlord such thirty (30) day prior n9tice of cancellation or material reduction in coverage, then Tenant shall provide no less than ten (10) business days prior written notice to Landlord of any cancellation or material reduction in coverage. All such insurance policies shall be in an industry-standard form, and issued by companies with an A.M. Best rating of A-:VII or better, and, if applicable, contain a commercially reasonable deductible. IfTenant fails to comply with the foregoing insurance requirements or to deliver to Landlord the certificates or evidence of coverage required herein, Landlord, in addition to any other remedy available pursuant to this Lease or otherwise, may, but shall not be obligated to, obtain such insurance upon five (5) business days' notice to Tenant, and Tenant shall pay to Landlord on demand the premium costs thereof, plus an administrative fee of two percent (2%) of such cost.
(b) Landlord's Insurance. Throughout the Term of this Lease, Landlord shall maintain, as a minimum, the following insurance policies: (1) property insurance for the Buildings' replacement value (excluding property required to be insured by Tenant), less a commercially-reasonable deductible if Landlord so chooses, (2) commercial general liability insurance in an amount of not less than $3,000,000, and (3) contractual liability insurance sufficient to cover Landlord's indemnity obligations hereunder (but only if such c.ontractual liability insurance is not already included in Landlord's commercial general liability insurance policy). All such insurance policies shall be in customary form and issued by companies with an A.M. Best rating of A-:VII or better. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary. The cost of all insurance carried by Landlord with respect to the Complex shall be included in Operating Costs.
(c) No Subrogation: Waiver of Property Claims. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy of the types described in this Section 11 that covers the Complex, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss (defined below). Additionally, Tenant and Landlord each waives any claim it may have against the other for any Loss to the extent such Loss is caused by a terrorist act. other party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party. Notwithstanding any provision in this Lease to the contrary, Landlord, its agents, employees and· contractors shall not be liable to Tenant or to any party claiming by, through or under Tenant for (and Tenant hereby releases Landlord and its servants, agents, contractors, employees and invitees from any claim or responsibility for) any damage to or destruction, loss, or loss of use, or theft of any property of any Tenant Party located in or about the
. Complex, caused by casualty, theft, fire, third parties or any other matter or cause, regardless of whether the negligence of any party caused such loss in whole or in part, except if caused by the gross negligence or willful misconduct of a Landlord Party. Tenant acknowledges that Landlord shall not carry insurance on, arid shall not be responsible for damage to, any property of any Tenant Party located in or about the Complex (other than damage caused by the gross negligence or willful misconduct of a Landlord Party).
(d) Indemnity. Subject to Section 11(c), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) arising from any injury to or death of any person or the damage to or theft, destruction, loss, or loss of use of, any property or inconvenience (a "Loss") (1) occurring in the Premises to the extent caused by the negligence or willful misconduct of any Tenant Parties, (2) for so long as Tenant is leasing all of the rentable square footage in Building 1, then occurring in Building 1 to the extent caused by the negligence or willful misconduct of any Tenant Parties, (3) arising out of the installation, operation, maintenance, repair or removal by a Tenant Party of any property of any Tenant Party located in the Premises, including Tenant's Off-Premises Equipment or (4) any breach or default by Tenant in the performance or observance of its covenants or obligations under this Lease. Subject to Section 11(c), Landlord shall defend, indemnify, and hold harmless Tenant and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) arising from any injury to or death of any person or for any Loss (i) arising from any occurrence in or on (x) the common areas of Building 2, (y) if at any time Tenant is leasing less than all of the rentable square footage in Building 1, then the common areas of Building 1, or (z) the Complex (excluding the Premises) to the extent caused by the negligence or willful misconduct of a Landlord Party, (ii) arising out of the installation, operation, maintenance, repair or removal of any property by any Landlord Party located in the Complex (excluding the Premises), or (iii) any breach or default by Landlord in the performance or observance of its covenants or obligations under this Lease. The indemnities set forth in this Lease shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is flIed for which indemnity is required hereunder, the indemnifying party agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party. "Landlord Party" means any of the following persons: Landlord, its property manager, and any of their respective agents, contractors, employees, licensees, guests and invitees.
12. Subordination: Attornment: Notice to Landlord's Mortgagee.
(a) Subordination. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (each, a "Mortgage"), or any ground lease, master lease, or primary lease (each, a "Primary Lease"), that now or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage, beneficiary under any such deed of trust, or the lessor under any such Primary Lease is referred to herein as a "Landlord's Mortgagee"). Landlord shall use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from the current Landlord's Mortgagee within fifteen (15) days from the date hereof; however, Landlord's failure to .deliver any such subordination, non-disturbance and attornment agreement shall not constitute a default by Landlord hereunder nor affect the subordination of this Lease as provided in this Section.

Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its Mortgage, Primary -Lease, or other interest in the Premises by so notifying Tenant in writing. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten (10) days after written request therefor such documentation, in recordable form if required, as a· Landlord's Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord's Mortgagee's Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord's Mortgagee so elects, the subordination of such Landlord's Mortgagee's Mortgage or Primary Lease to this Lease.

(b) Attornment. Tenant shall attom to any party succeeding to Landlord's interest in the Premises, whether by purchase,· foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confIrming such attornment as such party may reasonably request.
(c) Notice to Landlord's Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without fIrst giving written notice by certifIed mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity (not to exceed sixty· (60) days) to perform Landlord's obligations hereunder.
(d) Landlord's Mortgagee's Protection Provisions. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made ·by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modifIcation of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifIcations permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except fo;r those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Buildings by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Complex. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modifIcation of the documents evidencing and securing any loan.
(e) Exceptions. Notwithstanding anything to the contrary in the foregoing provisions of this Section 12, if (and only if) Tenant (or a Permitted Transferee) leases more than all of the rentable square footage of an entire floor of Building I and/or Building 2 (as applicable), subsections 12(a) and 12(d), above, shall not be applicable with respect to the Building I Premises and/or Building 2 Premises (as applicable) (otherwise the terms of this Section 12(e) shall not be applicable with respect to the Building I Premises and/or the Building 2 Premises (as applicable)). In such instance, the following subsections 12(e)(1) and 12(e)(2) shall apply (in lieu of subsections 12(a) and 12(d)) to the Building I Premises and/or the Building 2 Premises (as applicable):
(1) This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (each, a "Mortgage"), or any ground lease;master lease, or primary lease (each, a "Primary Lease"), that now or hereafter covers all or any part of the Building 1 Premises and/or Building 2 Premises (as applicable) (the mortgagee under any such Mortgage, benefIciary under any such deed of trust, or the lessor under any such Primary Lease is referred to herein as a "Landlord's Mortgagee"), subject to the execution of an SNDA (defIned below) by any then-current Landlord's Mortgagee and Tenant (or any Permitted Transferee, as applicable). Landlord has obtained a subordination, non-disturbance and attornment agreement ("SNDA") from the current

Landlord's Mortgagee, and Tenant and Landlord's Mortgagee (existing as of the date of this Lease) executed and delivered such SNDA concurrently with the execution and delivery of this Lease). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing. If at any time Landlord refinances the Building 1 Premises and/or the Building 2 Premises, as applicable, Tenant shall from time to time, within ten (10) business days after written request therefor execute and return to Landlord (or such .other party designated by Landlord) an SNDA on such future Landlord's Mortgagee's form, in recordable form if required, subject to such reasonable modifications as a Landlord's Mortgagee and Tenant may reasonably request and subsequently agree to evidence the subordination to, and non-disturbance of this Lease (the "Mortgagee Form"). If Landlord's Mortgagee and Tenant cannot agree on the Mortgagee Form within such ten (10) business day period, the SNDA shall be substantially in the form of Exhibit M attached hereto (the "Prescribed Form"), subject to (i) changes which are necessary to conform such SNDA to the actual facts and state of affairs of the Lease, and (ii) if all of the Landlord's initial construction obligations under Exhibit D and I of this Lease are complete, then the removal of all applicable terms within the Prescribed Form attached as Exhibit M relating to the construction of improvements (including without limitation the LlC (as defined therein)), and ensuring that, regardless of actions or defaults by Landlord.or any other party and . exercise of remedies by such current or future Mortgage holder, provided that no Event of Default exist under this Lease, Tenant shall continue to enjoy all rights and privileges conveyed in this Lease and shall not have its tenancy disturbed. Tenant shall, within five (5) business days after Landlord's request therefor, execute and deliver such Prescribed Form, and if Tenant fails timely to do so, the same shall constitute an immediate Event of Default and this Lease shall automatically be deemed to be subordinate to such Mortgage.
(2) If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, the Mortgagee Form shall contain such protections of Landlord's Mortgagee and Tenant as are customary for a Lease of this size, scope and importance. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Complex. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements, rights and benefits set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.
13. Rules and Regulations. Tenant shall comply with the rules and regulations of the Complex which are attached hereto as Exhibit C. Landlord may, from time to time, reasonably change such rules and regulations for the safety, care, or cleanliness of the Complex and related facilities, provided that such changes are applicable to all tenants of the Complex, will not unreasonably interfere with Tenant's use of the Premises and are enforced by Landlord in non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party. In the event of any conflict between the rules and regulations attached hereto as Exhibit C and this Lease, the terms of this Lease shall control.
14. Condemnation.
(a) Total Taking. If the entirety of one Building or the entirety of the Building 1 Premises or the Building 2 Premises, as applicable, are taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease with respect to the Building, Building 1 Premises or Building 2 Premises, as applicable, shall terminate as of the date of the Taking.
(b) Partial Taking -Tenant's Rights. If any part of the Buildings leased by Tenant under this Lease becomes subject to a Taking and such Taking will prevent Tenant from conducting on a permanent basis its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking, then Tenant may terminate this Lease with respect to such Building only as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease with respect to such Building only, then Rent shall be abated on a reasonable basis as to that portion of the Premises within the applicable Building rendered untenantable by the Taking.
(c) Partial Taking -Landlord's Rights. If any material portion, but less than all, of the Building 1 Premises or the Building 2 Premises, as applicable, becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof t6 Tenant within thirty (30) days after such Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section l4(b) .
(d) Temporary Taking. If all or any portion of the Building 1 Premises or the Building 2 Premises, as applicable, becomes subject to a Taking for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all of the terms, conditions and covenants of this Lease, including the payment of Basic Rent and all other amounts required hereunder. If any such temporary Taking terminates prior to the expiration of the Term, Tenant shall restore the Building 1 Premises or the Building 2 Premises, as applicable, as nearly as possible to the condition prior to such temporary Taking, at Tenant's sole cost and expense. Landlord shall be entitled to receive the entire award for any such temporary Taking, except that Tenant shall be entitled to receive the portion of such award which (1) compensates Tenant for its loss of use of the Premises (or applicable portion thereof) within the Term and (2) reimburses Tenant for the reasonable out-of-pocket costs actually incurred by Tenant to restore the Premises as required by this Section.
(e) Award. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Buildings, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.
(f) Clarification. For the purposes of clarification, in the event of any Taking which affects Building 1 but not Building 2 (or vice versa), the provisions of this Section 14 shall apply only to the portion of the Building 1 Premises (or Building 2 Premises, as applicable) affected by such Taking and the Lease with respect to the unaffected portion of the Premises shall remain unmodified and in full force and effect.
15. Fire or Other Casualty.
(a) Repair Estimate. If the Building 1 Premises and/or the Building 2 Premises, as applicable, or a Building (in which the Tenant is leasing space) is damaged by fire or other casualty (a "Casualty"), Landlord shall, within ninety (90) days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.
(b) Tenant's Rights. If a material portion of the Building 1 Premises and/or the Building 2 Premises, as applicable, is damaged by Casualty such that Tenant reasonably determines. that it cannot reasonably conduct its business in the Building 1 Premises and/or the Building 2 Premises, as applicable, in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord reasonably estimates that the damage caused thereby cannot be repaired within 270 days after the date of the Casualty (the ''Repair Period"), then Tenant may terminate this Lease with respect to Building 1 Premises and/or the Building 2 Premises, as applicable, by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant.
(c) Landlord's Rights. If a Casualty damages the Building 1 Premises and/or the Building 2 Premises, as applicable, or a material portion of a Building (in which Tenant is leasing space) and (1) Landlord reasonably estimates that the damage to the Building 1 Premises and/or the Building 2 Premises; as applicable, cannot be repaired within the Repair Period, (2) the damage to the Building 1 Premises and/or the Building 2 Premises, as applicable, exceeds fifty percent (50%) of the replacement cost thereof (excluding foundations and footings), as reasonably estimated by Landlord, and such damage occurs during the last two years of the Term, (3) regardless of the extent of damage to the Building 1 Premises and/or the Building 2 Premises, as applicable, the damage is not fully covered by Landlord's insurance policies (or by the insurance Landlord is required to maintain pursuant to the provisions of this Lease), without regard to any deductible, or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then, for items (1) and (2) only, Landlord may terminate this Lease with respect to the Building 1 Premises and/or the Building 2 Premises, as applicable, by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant, and, for items (3) and (4) only, Landlord or Tenant may terminate this Lease with respect to the Building

1 Premises and/or the Building 2 Premises, as applicable, by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. Notwithstanding the foregoing termss of this Section 15(c), if Tenant timely terminates this Lease pursuant to the terms of part (3) or (4) of the preceding sentence, but Landlord, within thirty (30) days after Tenant's written notice of termination, provides reasonable evidence of capital or funds necessary (along with any applicable insurance proceeds) to repair or restore the Premises (or applicable part thereof), then Tenant's notice to terminate this Lease will be void and of no further force and effect and this Lease will continue in full force and effect as if it was not terminated. If Tenant has the right to terminate this Lease pursuant to part (3) or (4) of the fIrst sentence of this Section 15(c) but does not exercise such termination right within such thirty (30) day period after delivery of the Damage Notice, then Tenant's right to terminate shall automatically expire and be of no further force or effect. If pursuant to this Section 15(c) Landlord or Tenant shall terminate with respect to either Building 1 or Building 2, Tenant shall have the option to terminate for the other Building, which option shall be exercised within thirty (30) days following receipt of Landlord's notice of termination, and if Tenant fails to exercise such right within such thirty (30) day period, such termination right shall automatically lapse and be of no further force or effect.
(d) Repair Obligation. If neither party elects to terminate this Lease with respect to the Building 1 Premises and/or the Building 2 Premises, as applicable, following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building 1 Premises and/or the Building 2 Premises, as applicable, and shall proceed with reasonable diligence to restore the Building 1 Premises and/or the Building 2 Premises, as applicable, to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any alterations or betterments within the Building 1 Premises and/or the Building 2 Premises, as applicable (which shall be promptly and with due diligence repaired and restored by Tenant at Tenant's sole cost and expense), or any furniture, equipment, trade fIxtures or personal property of Tenant or others in the Building 1 Premises and/or the Building 2 Premises, as applicable, or Building 1 and/or Building 2, as applicable, and Landlord's obligation to repair or restore the Building 1 Premises and/or the Building 2 Premises, as applicable, shall be limited to Building 1 Premises and/or the Building 2 Premises, as applicable, to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. If this Lease with respect to the Building 1 Premises and/or the Building 2 Premises, as applicable, is terminated under the provisions of this Section 15, Landlord shall be entitled to the full proceeds of the Landlord's insurance policies providing coverage for all alterations, improvements and betterments in the Building 1 Premises and/or the Building 2 Premises, as applicable (but not the insurance that Tenant acquires for the Building(s)).
(e) Abatement of Rent. If the Building 1 Premises and/or the Building 2 Premises, as applicable, are damaged by Casualty, Rent for the portion of the Building 1 Premises and/or the Building 2 Premises, as applicable, rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord's repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may be), unless such damage was caused by the gross negligence or willful misconduct of Tenant or a Tenant Party, in which case, Tenant shall continue to pay Rent without abatement.
(f) Clarification. For the purposes of clarifIcation, in the event of any Casualty which affects Building 1 but not Building 2 (or vice versa), the provisions of this Section 15 shall apply only to the portion of the Building 1 Premises (or Building 2 Premises, as applicable) affected by such Casualty and the Lease with respect to the unaffected portion of the Premises shall remain unmodifIed and in full force and effect, except as expressly provided in this Section 15.

16. Personal Property Taxes. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or futures placed by Tenant in the Premises or in or on the Buildings or Complex. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fIxtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within thirty (30) days following written request, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifIes Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with Law and if the non-payment thereof does not pose a threat of loss or seizure of the Complex or interest of Landlord therein or impose any fee or penalty against Landlord.

17. Events of Default. Each of the following occurrences shall be an "Event of Default":
(a) Payment Default. Tenant's failure to pay Rent within five (5) business days after Landlord has delivered written notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Tenant fails to pay Rent when due and, during the 12-month interval preceding such failure, Landlord half given Tenant one (1) written notice of failure to pay Rent;
(b) Abandonment. Tenant abandons or vacates the Premises and fails to provide reasonable access control therefor;
(c) Estoppel. Tenant fails to provide any estoppel certificate after Landlord's written request therefor pursuant to Section 25(e) and such· failure shall continue for five (5) business days after Landlord's second written notice there of to Tenant;
(d) Insurance. Tenant fails to procure, maintain and deliver to Landlord evidence of the insurance policies and coverages as required under Section ll(a) and such failure shall continue for five (5) business days after Landlord's written notice there of to Tenant;
(e) Mechanic's Liens. Tenant fails to pay and release of record, or diligently contest and bond around, any mechanic's lien filed against the Premises or the Complex for any work performed, materials furnished, or obligation incurred by or at the request of Tenant, within the time and in the manner required by Section 8(d);
(f) Other Defaults. Tenant's failure to perform, comply with, or observe any other agreement or obligation: of Tenant under this Lease and the continuance of such failure for a period of more than thirty (30) days after Landlord has delivered to Tenant written notice thereof; provided, however, if such default is not reasonably curable within such thirty (30) day period, then provided Tenant actually commences such cure within such thirty (30) day period and thereafter proceeds diligently to cure the same, Tenant shall have an additional period of time reasonably necessary to effectuate such cure, but in no event will Tenant have more than ninety (90) days in the aggregate (from the date of the first notice) to effectuate such cure; and
(g) Insolvency. The filing of a petition by or against Tenant (the term "Tenant" shall include; for the purpose of this Section 17(g), any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; (4}for the reorganization or modification of Tenant's capital structure; or (5) in any assignment for the benefit of creditors proceeding; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within. ninety (90) days after the filing thereof.

18. Remedies. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder· or by law or equity, take anyone or more of the following actions:
(a) Termination of Lease. Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination,
(2) all amounts due under Section 19(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Eastern Edition, in its listing of "Money Rates", minus (B) the then present fair rental value of the Premises for such period, similarly discounted;
(b) Termination of Possession. Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 19(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term,. diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. If Landlord elects to proceed under this Section l8(b), Landlord may remove all of Tenant's property from the Premises and store the same in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, without becoming liable for any loss or damage which may be occasioned thereby. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building or Complex and Landlord shall not be obligated to accept any prospective tenant proposed by Tenant unless such proposed tenant meets all of Landlord's leasing criteria. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section l8(b). If Landlord elects to proceed under this Section l8(b), it may at any time elect to terminate this Lease under Section l8(a); or
(c) Perform Acts on Behalf of Tenant. Perform any act Tenant is obligated to perform under the terns of this Lease (and enter upon the Premises in connection therewith if necessary) in Tenant's name and on Tenant's behalf, without being liable for any claim for damages therefor, and Tenant shall reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease (including, but not limited to, collection costs and legal expenses), plus interest thereon at the Default Rate. In all instances, Landlord shall use commercial reasonable efforts to mitigate its damages.
19. Payment by Tenant; Non-Waiver; Cumulative Remedies.
(a) Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all·reasonable costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part· of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) .enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.
(b) No Waiver. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on· any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

(c) Tenant's Right to Redeem the Premises. Tenant hereby waives any and all rights to redeem the Premises which may accrue to Tenant prior to any eviction proceeding. Tenant's waiver shall apply to any right of redemption that may be presently, or in the future, provided by law. .
(d) Cumulative Remedies. Any and all remedies set forth in this Lease: (1) shall be in addition to any and all other remedies Landlord may have at law and/or in equity, (2) shall be cumulative, and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

20.Landlord's Lien. Landlord· hereby forever waives all liens, security interests, encumbrances, and rights of distraint that do or may arise under or in connection with this Lease, whether by statute, contract, common law or otherwise.
21.Surrender of Premises. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good condition, free of Hazardous Materials placed on .the Premises during the Term in violation of Laws, broom-clean, reasonable wear and tear (and condemnation and Casualty damage, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Tenant may remove all trade fIXtures, furniture, and personal property placed in the Premises or elsewhere in the Buildings by Tenant (but Tenant may not remove any wiring or cabling unless Landlord requires such removal). Additionally, Tenant shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, conduits, cabling, and furniture (including Tenant's Off-Premises Equipment) as Landlord designated in writing for removal as part of or in connection with Landlord's approval of any applicable plans (including, without limitation, Tenant's Working Drawings, as set forth in Exhibit D and/or Exhibit J attached hereto (but Landlord shall not unreasonably require removal of customary office fIXtures and improvements)); however, Tenant shall not be required to remove any additions, fIXtures or improvements to the Premises or the Complex if Landlord has not specifically elected in writing that the improvement or addition in question needs to be removed. Tenant shall repair all damage caused by such removal. All items not so removed shall, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated,sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure or other exercise of Landlord's rights in respect of the security interest granted under Section 20. The provisions of this Section 21 shall survive the end of the Term.

22. Holding Over.
(a) Holdover Remedies. If Tenant fails to vacate the Premises at the end of the Term, Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, (a) Tenant shall pay, in addition to the other Rent, Basic Rent equal to 150% of the Rent payable during the last month of the Term, and (b) Tenant shall otherwise continue to be subject to all of Tenant's obligations under this Lease. The provisions of this Section 22(a) shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.
(b) Seventy-Five Percent of Initial Premises. If, and only if, Tenant is leasing more than seventy-five percent (75%) of the entire initial Premises (based on a per rentable square foot basis), and Tenant fails to vacate the Premises at the end of the Term, Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, then during the first three (3) calendar month period of such holdover (and only during such first three (3) calendar month period), as Landlord's sole and exclusive remedy, (a) Tenant shall pay Basic Rent and Additional Rent in the amounts payable immediately prior to the end of the Term, and (b) Tenant shall otherwise continue to be subject to all of Tenant's obligations under this Lease. The provisions of this Section 22(b) (other than the proviso in the immediately preceding sentence) shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. Except for the first sentence of this Section 22(b), for the first three (3) calendar month period of a holdover, if Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, ... including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom. For the avoidance of confusion, if Tenant is leasing more than seventy-five percent (75%) of the entire initial Premises (based on a per rentable square foot basis), and Tenant fails to vacate the Premises at the end of such first three (3) calendar month period of a holdover, the provisions of this Section 22(b) shall no longer be applicable and the provisions of Section 22(a) shall automatically apply.

23. Certain Rights Reserved by Landlord. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy, access, rights, benefits or privileges of, to or from the Premises, Landlord shall have the following rights:
(a) Building Operations. To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Complex, or any part thereof; to enter upon the Premises (after giving Tenant reasonable notice thereof, which Landlord will endeavor to provide at least twenty-four (24) hours in advance and may be oral, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Buildings; to interrupt or temporarily suspend services and facilities in and around the Buildings; to change the name of the Buildings or Complex; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Buildings or Complex;
(b) Security. To take such reasonable measures as Landlord deems advisable for the security of the Buildings and their occupants; evacuating the Buildings for cause, suspected cause, or for drill purposes; temporarily denying access to the Buildings or Complex; and closing the Buildings after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Buildings are closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time;
(c) Prospective Purchasers and Lenders. After giving reasonable prior notice to Tenant (which may be oral), to enter the Premises at all reasonable hours to show the Premises to prospective purchasers or lenders; and
(d) Prospective Tenants. At any time during the last twelve (12) months of the Term, or at any time following the occurrence of an Event of Default, to enter the Premises at all reasonable hours to show the Premises to prospective tenants.
24. Substitution Space. Intentionally omitted.
25. Miscellaneous.
(a) Landlord Transfer. Landlord may transfer any portion of the Complex and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes in writing in writing Landlord's obligations hereunder arising from and after the transfer date. In furtherance of the foregoing, Tenant acknowledges that (i) as of the date of this Lease the Buildings and SecondarY Buildings are all owned by Landlord, and (ii) some or any of the Buildings or Secondary Buildings may be on separately subdivided lots. Tenant further acknowledges that Landlord has the right to convey either or both of Building 1 and/or Building 2 to a third party at any time.
(b) Landlord's Liability. The liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms ofthis Lease or any matter re1atmg to. or arising out of the occupancy or use of the Premises and/or other areas ofthe Buildings shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Complex, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency.
(c) Force Majeure. Other than the Building 1 Rent Commencement Date, the Building 2 Rent Commencement Date, and any of Landlord's or Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, terrorist acts or activities, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.
(d) Brokerage. Neither Landlord nor Tenant has dealt With any broker or agent in connection with the negotiation or execution of this Lease, other than CB Richard Ellis, Inc., whose commission shall be paid by Landlord pursuant to a separate written agreement. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.
(e) Estoppel Certificates. From time to time, Tenant shall furnish to any party reasonably designated by Landlord, within ten (10) business days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing the factual certifications and representations as to this Lease listed below or otherwise reasonably requested by Landlord (Tenant hereby approving the form of estoppel attached hereto as Exhibit F). If Tenant does not deliver to Landlord the certificate signed by Tenant within such required time period, Landlord, Landlord's Mortgagee and any prospective purchaser or mortgagee, may conclusively presume and rely upon the following facts and Tenant shall be estopped from denying the truth of such presumed facts: (1) this Lease is in full force and effect; (2) the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (3) not more than one monthly installment of Basic Rent and other charges have been paid in advance; (4) to Tenant's knowledge, there are no claims against Landlord nor any defenses or rights of offset against collection of Rent or other charges (except as listed); and (5) to Tenant's knowledge, Landlord is not in default under this Lease (except as noted). From time to time, Landlord shall furnish to any party reasonably designated by Tenant, within ten (10) business days after Tenant has made a request therefor, a certificate signed by Landlord confirming and containing the following factual certifications and representations as to this Lease: (1) this Lease is in full force and effect; (2) the terms and provisions of this Lease have not been changed except as otherwise represented by Tenant; (3) not more than one monthly installment of Basic Rent and other charges have been collected in advance; (4) to Landlord's knowledge, there are no claims against Tenant nor any defenses or rights of offset against collection of Rent or other charges (except as listed); and (5) to Landlord's knowledge, Tenant is not in default under this Lease.
(f) Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended addressee, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery to the address of the addressed(even if such addressee refuses delivery thereof). The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision. .
(g) Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.
(h) Amendments; Binding Effect; No Electronic Records. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived unless such waiver is in writing signed by the. waiving party, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of either party to insist upon the performance in strict accordance with the terms hereof. Landlord and Tenant hereby agree not to conduct the transactions or communications contemplated by this Lease by electronic means, except by facsimile transmission as specifically set forth in Section 25(f); nor shall the use of the phrase "in writing" or the word "written" be construed to include electronic communications except by facsimile transmissions as specifically set forth in Section 25(f). The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors· in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and no third party shall be deemed a third party beneficiary hereof.

(i) Quiet Enjoyment. Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance or interference from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.
(j) No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.
(k) No Offer. The submission of this Lease (or a draft thereof) to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.
(1) Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.
(m) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located.
(n) Recording. Tenant shall not record this Lease or any memorandum of this Lease without the prior written consent of Landlord, which consent may be withheld or denied in the sole and absolute discretion of Landlord, and any recordation by Tenant shall be a material breach of this Lease. Tenant grants to Landlord a power of attorney to execute and record a release releasing any such recorded instrument of record that was recorded without the prior written consent of Landlord. If Landlord records this Lease or any memorandum hereof, Landlord shall pay all taxes and charges of recording.
(o) Water or Mold Notification. To the extent Tenant or its agents or employees discover any water leakage, water damage or mold in or about the Premises or Complex, Tenant shall promptly notify Landlord thereof in writing.
(p) Joint and Several Liability. If either party is comprised of more than one party, each such party shall be jointly and severally liable for the respective obligations under this Lease. All unperformed obligations of Tenant and Landlord hereunder not fully performed at the end of the Term shall survive the end of the Term, including payment obligations with respect to Rent and all obligations concerning the condition and repair of the Premises.
(q) Financial Reports. Within fifteen (15) days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord a reference to Tenant's most recently filed annual and quarterly reports. Tenant will answer Landlord's reasonable questions regarding its financial statements. Landlord will not disclose any aspect of Tenant's financial statements except (1) to Landlord's Mortgagee or prospective mortgagees or purchasers of the Buildings, (2) in litigation between Landlord and Tenant, and/or (3) if required by court order. Tenant shall not be required to deliver the financial statements required under this Section 25(q) more than once in any 12-month period unless an Event of Default occurs.
(r) Landlord's Fees. Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, except as expressly limited or set forth to the contrary in this Lease, and except for construction to which Exhibit D and/or Exhibit J applies, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs up to Five Thousand Dollars ($5,000) per event or request payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys', engineers' or architects' fees, within thirty (30) days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.
(s) Telecommunications. Tenant and its telecommunications companies, including local exchange telecommunications companies and alternative access vendor services companies, shall have (A) for so long as Tenant is leasing space in both Building 1 and Building 2, the exclusive right of access to those certain two
(2) four inch (4") conduits running between the Buildings as described in Schedule 1 to Exhibit J and (B) the limited and non-exclusive right of access to and within the Buildings (to the extent Tenant is then leasing space in both such Buildings, otherwise to just the applicable Building) (including a designated pathway to one of the Buildings, which shall be underground), for the installation and operation of wired and wireless telecommunications systems, including voice, fiber optic, video, data, and Internet ("Telecommunications Services"), for part or all of Tenant's telecommunications within the Buildings (including reasonable non-exclusive use of the Buildings' roofs (subject to the terms of Section 25(t) below), chase ways (not to exceed Tenant's Proportionate Share of chase ways) and common areas, as reasonably necessary) and from the Buildings (to the extent Tenant is then leasing space in both such Buildings, otherwise to just the applicable Building) to any other location, subject to Landlord's approval, not to be unreasonably withheld, conditioned or delayed. For so long as Tenant is leasing at least 50,000 rentable square feet, Tenant shall have the limited and non-exclusive right of access to and use of one additional conduit (i.e., two (2) total conduits) from the street in front of the Complex to a Building in which Tenant leasing space to establish service;from a second telecommunications provider. All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Buildings, applicable Laws and Landlord's policies and practices for the Buildings reasonably established by Landlord from time to time, including, prior to any such access, installation or operation, the execution of a license agreement in form and substance reasonably acceptable to Landlord. Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services.
(t) Roof Rights. Subject to the satisfaction, in Landlord's reasonable judgment, of all of the conditions set forth in this Section, Tenant shall have the right to use throughout the Lease Term (including any extensions thereof) a reasonable portion of the roof area, at no additional rental cost, to install and maintain, at Tenant's sole expense, reasonable amounts and types of equipment (a) to support Tenant's Telecommunications Services (the "Communications Equipment"), and/or (b) supplemental HVAC equipment ("HVAC Equipment") on the roofs of the Buildings for use in connection with Tenant's business in the Premises. Notwithstanding anything in this Section to the contrary, Tenant shall not be permitted to install the Communications Equipment and/or HV AC Equipment, as applicable, unless (i) Tenant's Communications Equipment and/or HVAC Equipment, as applicable, shall not interfere with any other satellite dish or antenna of any other current tenant in the Buildings as of the date of this Lease~ (ii) (A) such Communications Equipment conforms to the specifications and requirements set forth in the drawings and specifications prepared by a licensed professional (the "Communications Equipment Drawings"), which Communications Equipment Drawings shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and/or (B) such HV AC Equipment conforms to the specifications and requirements set forth in the drawings and specifications prepared by a licensed professional (the "HVAC Equipment Drawings"), which HVAC Equipment Drawings shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, (iii) Landlord approves, which approval shall not be unreasonably conditioned, withheld or delayed, the size, capacity, power, location and proposed placement and method of installation of such Communications Equipment and/or HV AC Equipment, as applicable, an4 (iv) Tenant obtains, at its sole cost and expense, and provides copies to Landlord of all necessary governmental permits and approvals, including, without limitation, special exception permits, if applicable, for the installation of the Communications Equipment and/or HVAC Equipment, as applicable, upon the Buildings. Tenant, at Landlord's discretion, shall cause the Communications Equipment and/or HVAC Equipment, as applicable, to be painted in a nonmetallic paint to match the materials on the roof. In addition, Tenant· shall not be permitted to install the Communications Equipment and/or HV AC Equipment, as applicable, unless (I) Tenant contracts with Landlord's roofing contractor to retain the warranties and guaranties for the roofs to the extent that Landlord will lose the warranties and guaranties with respect to the roofs,

(II) Landlord approves, in writing, any such effect on the Buildings' Structure or Buildings' Systems or any such structural alteration, which approval may be granted or withheld by Landlord in its reasonable discretion, and (III) Tenant pays the cost of any structural support or alterations necessary to secure the Communications Equipment and/or HVAC Equipment, as applicable, to the Buildings. The Communications Equipment and/or HVAC Equipment, as applicable, shall be installed by a contractor reasonably acceptable to both Landlord and Tenant and thereafter shall be properly maintained by Tenant, all at Tenant's sole expense. On or prior to the expiration or earlier termination of the Lease Term (or the earlier termination of this Lease with respect to either Building), unless otherwise specifically designated to remain on the Premises by Landlord at the time of Landlord's approval thereof, the Communications Equipment and the HVAC Equipment shall be removed from the roof(s) of the applicable Building(s) at Tenant's sole cost and expense and those portions of the roofs of the Buildings that have been affected by the Communications Equipment and the HV AC Equipment shall be returned to the condition they were in prior to the installation of the Communications Equipment and the BVAC Equipment. Tenant shall pay all subscription fees, usage charges and hookup and disconnection fees associated with Tenant's use of the Communications Equipment and/or HV AC Equipment, as applicable, and Landlord shall have no liability therefor. All of the provisions of this Lease, including, without limitation, the insurance, maintenance, repair, release and indemnification provisions shall apply and be applicable to Tenant's installation, operation, maintenance and removal of the Communications Equipment and the HVAC Equipment. Except as shown on the Communications Equipment Drawings and/or HVAC Equipment Drawings, as applicable, as reasonably approved by Landlord, Tenant shall not make any modification to the design, structure or systems ofthe Buildings required in connection with the installation of the Communications Equipment and/or HV AC Equipment, as applicable, without Landlord's prior written approval of such modification and the plans therefor, which approval may be granted, conditioned or withheld by Landlord in its reasonable discretion. Tenant agrees that, in addition to any indemnification provided Landlord in this Lease, Tenant shall indemnify and shall hold Landlord and Landlord's managing agent, and their employees, shareholders, partners, officers and directors, harmless from and against all costs, damages, claims, liabilities and expenses (including attorneys' fees and any costs of litigation) suffered by or claimed against Landlord, directly or indirectly, based on, arising out of or resulting from Tenant's use of the Communications Equipment, the HV AC Equipment and/or access to .the roof (including, without limitation, Emergency Roof Access (defined below)), as applicable, and/or the conduits to connect the Premises to the Communications Equipment and/or the BVAC Equipment, as applicable. In addition, Tenant shall be liable to Landlord for any actual damages suffered by Landlord for any cessation or shortages of electrical power or any other systems failure arising from Tenant's use of the conduits to connect the Premises to the Communications Equipment and/or HV AC Equipment, as applicable. The terms of the two immediately preceding sentences will survive the expiration or termination of this Lease. Tenant, at its sole cost and expense, shall secure all necessary permits and approvals from all applicable governmental agencies with respect to the size, placement and installation of the Communications Equipment and/or BVAC Equipment, as applicable. In the event Tenant is unable to obtain the necessary approvals and permits from any applicable party, including federal, state, county or other local governing authorities for the Communications Equipment and/or HV AC Equipment, as applicable, Tenant shall have no remedy, claim, cause of action or recourse against Landlord, nor shall such failure or inability to obtain any necessary permits or approvals provide Tenant the opportUnity to terminate this Lease. Landlord makes no representations or warranties concerning the suitability of the roofs of the Buildings for the installation operation, maintenance and repair of the Communications Equipment and/or HV AC Equipment, as applicable, Tenant having satisfied itself concerning such matters. Tenant's access to the roof shall be subject to reasonable rules and regulations relating thereto established from time to time by Landlord, including, without limitation, rules and regulations prohibiting such access unless Tenant is accompanied by Landlord's representative and Tenant's agreement to reimburse Landlord for costs incurred by Landlord to make Landlord's representative available to accompany Tenant if after normal business hours. Notwithstanding the preceding sentence, solely in the event of an emergency after normal business hours and if a building engineer is not then reasonably available, then provided that Tenant has given notice to Landlord that it intends to access the access the roof without being accompanied (which notice may be telephonic) Tenant shall have the right to access the roof of a Building without being accompanied for the sole purpose of remedying such emergency ("Emergencv Roof Access"). Upon at least thirty (30) days' prior written notice to Tenant, Landlord shall have the right to require Tenant to relocate the Communications Equipment and/or BVAC Equipment, as applicable, if in Landlord's opinion the Communications Equipment and/or HV AC Equipment, as applicable, is interfering with any other satellite dish or antenna of any other tenant in the Buildings occupying a portion of the Buildings as of the Effective Date. Landlord shall use commercially reasonable efforts to cause any other tenant's communication equipment and/or HVAC equipment installed after Tenant's Communication Equipment that is interfering with Tenant's Communications Equipment to promptly relocate the same or otherwise cease such interference. In all events

Tenant will reasonably cooperate to initially locate all Communication Equipment and HV AC Equipment in a manner that will reasonably limit the potential interference with any other communication or HV AC equipment on the roof; and accordingly, Landlord shall use reasonable efforts to cause any other tenant installing communication or HVAC equipment· on the roof to initially locate the same in a manner that will minimize the potential interference. Nothing in this Section shall be construed as granting Tenant any line of sight easement with respect to such Communications Equipment and/or HV AC Equipment, as applicable. By granting Tenant the rights under this Section, Landlord makes no representation as to the legality of such Communications Equipment and/or HV AC Equipment, as applicable, or its/their installation. In the event that any federal, state, county, regulatory or other authority requires the removal or relocation of such Communications Equipment and/or HV AC Equipment, as applicable, Tenant shall remove or relocate the same at Tenant's sole cost and expense, and Landlord shall under no circumstances be liable to Tenant therefor. The Communications Equipment and/or HV AC Equipment, as applicable, may be used by Tenant only in the conduct ofTen ant's customary business in the Premises and shall not be made available by Tenant for use by any other tenant in the Buildings or unrelated parties (e.g., a cellular telecommunications provider). No assignee or subtenant (other than a Permitted Transferee) or any other tenant in the Buildings shall have any rights pursuant to this Section, except that any approved sublessee or assignee of Tenant that occupies more than twenty thousand (20,000) rentable square feet of the Premises shall have the benefit of Ten ant's express rights under the terms of this Section 25(t) (but in no event will any subtenant or assignee have the right to install telecommunications equipment for unrelated parties. Landlord and Tenant agree that Tenant's rights under the terms of this Section 25(t) to access the roof of the "Buildings" applies to both Buildings so long as Tenant is leasing space in both Buildings, but if Tenant is only leasing space in one (1) Building, then "Buildings" hereunder is deemed to mean the one (1) specific Building in which Tenant is leasing space. Except as expressly set forth to the contrary, the provisions of this Section 25(t) are personal to Ciena Corporation and any Permitted Transferee that has assumed in writing all of Ciena Corporation's obligations under this Lease in its entirety, and may be exercised only by Ciena Corporation and such Permitted Transferee and not by any assignee or other subtenant of Ciena Corporation.
(u) Confidentiality. Tenant and Landlord each acknowledge that the terms and conditions of this Lease are to remain confidential for both parties' benefit, and may not be disclosed by Tenant or Landlord to anyone, by any manner or means, directly or indirectly, without Landlord's or Tenant's (as applicable) prior written consent; however, Tenant and Landlord may disclose the terms and conditions of this Lease if required by Law or court order, and to their respective attorneys, accountants, investors, employees and existing or prospective financial partners and purchasers provided same are advised by Tenant or Landlord (as applicable) of the confidential nature of such terms and conditions and agree to maintain the confidentiality thereof (in each case, prior to disclosure). Tenant.and Landlord each shall be liable for any disclosures made in violation of this Section by Tenant or Landlord (as applicable) or by any entity or individual to whom the terms of and conditions of this Lease were disclosed or made available by Tenant or Landlord (as applicable). The consent by Landlord or Tenant to any disclosures shall not be deemed to be a waiver on the part of Landlord or Tenant of any prohibition against any future disclosure. Notwithstanding anything in this Section to the contrary, the parties may disclose the fact that they have entered into this Lease for the Premises.
(v) Authority. Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so. Landlord hereby represents and warrants to Tenant . that Landlord is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Landlord has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Landlord is authorized to do so.
(w) Hazardous Materials. The term "Hazardous Materials" means any substance, material, or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Complex. Tenant shall not use, generate, store, or dispose of Hazardous Materials on or about the Premises or the Complex except in a manner and quantity necessary or reasonably customary for the ordinary performance of Tenant's business, and then in compliance with all Laws. If Tenant breaches its obligations under this Section 25(w), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation, storage or disposal of Hazardous Materials. Notwithstanding Landlord's indemnity contained in Section lIed), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, actual damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) suffered by or claimed against Landlord arising from Tenant's failure to comply with the provisions of this Section 25(w). This indemnity provision shall survive termination or expiration of this Lease.
(x) List of Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

Exhibit A -	Outline of Premises
Exhibit A -1 -	Building 1 Data Center Space, Building 1 Lab Space, and Building 2 Lab Space
Exhibit B -	Description of the Land
Exhibit C -	Rules and Regulations of the Buildings
Exhibit D -	Tenant Finish-Work: Allowance for Building 1 Premises
Exhibit E -	Form of Confirmation of Lease Commencement Date Letter
Exhibit F -	Form of Tenant Estoppel Certificate
Exhibit G -	Parking
Exhibit H -	Renewal Option
Exhibit I -	Right of First Offer
Exhibit J -	Building 2 Work Letter and Building 2 Base Building Description
Exhibit K -	Cleaning
Exhibit L -	Intentionally Omitted
Exhibit M -	SNDA Prescribed Form
Exhibit N -	Competitors List
Exhibit O -	Landlord's Wiring Instructions
Exhibit P -	Operating Cost Exclusions
Exhibit Q -	Approved Signage
Exhibit R -	Auditing Firms

(y) Litigation. In any proceeding commenced in order to enforce the provisions of this Lease, the prevailing party shall receive its reasonable attorneys' fees and court costs.
(z) No Counterclaims. Tenant waives all rights to bring a counterclaim in any action brought by Landlord for the non-payment of Rent or any other summary proceeding thereon. Nothing herein shall be deemed to prevent Tenant from commencing a separate action or proceeding against Landlord.

(aa) Prohibited Persons and Transactions. Tenant represents and warrants that neither Tenant nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any "statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not Transfer this Lease to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities. Landlord represents and warrants that Landlord is not, nor will it become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of OFAC (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not Transfer this Lease to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities.

(bb) Compliance with Laws.
(1) Landlord represents and warrants to Tenant that, to Landlord's knowledge (including the current, actual knowledge of Landlord's asset manager and property manager, as of the date of this Lease (i) the Premises and the Buildings' Structure and the Buildings' common areas, as constructed by Landlord (but specifically excluding all Tenant Improvements and modifications to the base-building caused by or as a result of Tenant's construction or Work at the Premises), are, or, in the case of Building 2, will be upon substantial completion of the Building 2 Base Building by Landlord, in compliance in all material respects with all applicable Laws in existence as of the date of this Lease (including, but not limited to, the Disabilities Acts), (ii) Tenant's use of the Premises for the Permitted Uses complies with all applicable zoning laws, ordinances and regulations, and (iii) use of the Buildings and Secondary Buildings for office and research and design purposes is permitted under the "WI" zoning of the Complex by the appropriate governmental zoning authorities. In the event that, prior to Tenant's occupancy of the Building 1 Premises or the Building 2 Premises, as applicable, any aspect of the base building of Building 1 and/or Building 2, as constructed by Landlord, is not in compliance in all material respects with applicable Laws, then Landlord shall promptly cure such non-compliance at its sole cost and expense(and not as an Operating Expense) (but specifically excluding all Tenant Improvements and modifications to the base building caused by or as a result of Tenant's construction or Work at the Premises). Notwithstanding the foregoing terms of this Section 25(bb), nothing herein will be deemed or construed to include any representation or warranty (or related matter) by Landlord with respect to Hazardous Materials and/or the existence (or non-existence of Hazardous Materials) on the Premises, Buildings or Complex (which matters are exclusively governed by subsection (2) immediately below)
(2) Landlord represents as of the date of this Lease that, except as identified in that certain Phase I Environmental Site Assessment of BWI Corporate Center prepared by ATC Associates, Inc. and dated October 2, 2006 (the "Report"), to Landlord's knowledge as of the date of this Lease, based solely and exclusively on the Report and no further or additional inspection or inquiry made, neither Building 1, nor the property on which Building 2 will be constructed, contain Hazardous Materials in violation of environmental Laws. Landlord shall not use, generate, store, or dispose of Hazardous Materials on or about the Complex except in a manner and quantity necessary or reasonably customary for the ordinary performance of Landlord's business; and then in compliance with all Laws. Notwithstanding Tenant's indemnities contained in Section 11(d), Landlord shall defend, indemnify and hold Tenant harmless from and against any and all claims, demands, liabilities, causes of action, suits, judgments, actual damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) suffered by or claimed against Tenant arising out of (i) Landlord's failure to comply with the terms of . Section 25(w) above, and (ii) Landlord's breach of its representation set forth in the first sentence of this Section 25(bb)(2).
(cc) Security System.
(A) Tenant may, at its sole cost and expense, after obtaining Landlord's approval of all applicable plans and specifications therefor, including approval of any vendor assoCiated with providing or monitoring such electronic card key systems (any such approval not to be unreasonably withheld, conditioned or delayed), install an electronic card key system within the Premises, which system may be connected to the Buildings' security systems. Tenant shall furnish Landlord with a copy of all key codes or access cards and Tenant shall ensure that Landlord shall have access to the Premises at ail times. Landlord shall, at Landlord's sole cost and expense, provide the initial set of access cards to the electronic security system (the number of such access cards provided not to exceed 4.5 per 1,000 rentable square feet), provided, however, that Tenant, at Tenant's sole cost and expense, shall provide any additional or replacement access cards thereafter issued. Additionally, Tenant shall ensure that such system shall comply with all Laws, including all fire safety laws, and in no event shall Landlord be liable for any claims, demands, liabilities, causes of action, suits, judgments, damages and expenses arising from, such system or the malfunctioning thereof. The foregoing provisions of this Leiilse shall govern the installation, maintenance and Landlord's removal rights with respect to such security system. '
(B) Notwithstanding the foregoing provisions of this Section 25(cc), from and after the Building I Lease Commencement Date and for as long as Tenant leases all of the rentable square footage of Building 1, Tenant shall have the right to manage and administer the electronic access and electronic card key system controlling the exterior and interior doors to (and within) Building 1; provided, however, that (i) Landlord may maintain physical (non-electronic) keys to all exterior and interior doors to and within Building 1 and may access the same in accordance with the terms of this Lease, (ii) Tenant shall ensure that Landlord and Landlord's designees have access to Building 1 at all times, including providing Landlord with a reasonable number of electronic card keys, (iii) in no event shall Tenant prevent Landlord's full physical access to Building I or any part thereof, (iv) Tenant shall, upon the request of Landlord from time to time, (x) verify that Tenant has neither modified the applicable plans and specifications approved by Landlord pursuant to Subsection 25(cc)(A) above nor changed the vendor providing such security services (provided that Tenant may change such vendor from time to time after obtaining Landlord's written approval thereof (such approval not to be unreasonably withheld, conditioned or delayed) and (y) provide all pertinent information about such security system, including, without limitation, account manager information, (v) in the event Landlord (or a Landlord Party) is delayed or prevented from providing any service to Tenant, Building 1 or the Building 1 Premises (or otherwise prevented from meeting its obligations under this Lease) solely as the result of Tenant's control of such access system, then Landlord shall automatically be excused from providing any such service (or otherwise meeting its obligations hereunder) until such failure is remedied and, therefore, will not be in default as the result of such failure, and (vi) Tenant releases Landlord from any and all liability resulting from or related to Tenant's admission of anyone other than Landlord or a Landlord Party to Building 1, Landlord's failure to provide security for Building 1 and/or to evacuate Building 1 for cause, suspected cause, or for drill purposes: In such instances where Tenant controls electronic access to the Building 1 Premises, any janitorial or cleaning staff shall use Tenant's electronic card keys in order to gain access to the Building 1 Premises.
(dd) Signage.
(A) Tenant, at Tenant's sole cost and expense, shall, subject to Landlord's approval which will not be unreasonably withheld, conditioned or delayed, shall have the following rights to install exterior identification signage (identifying Tenant's name and/or logo) in a reasonably prominent location on the exterior facade of a Building.
(1) With respect to Building 1: (x) for so long as Tenant (or a Permitted Transferee) is leasing and occupying no less than all of the rentable area on two (2) full floors of Building 1, the exclusive right to exterior signage on Building 1; (y) for so long as Tenant (or a Permitted Transferee) is leasing and occupying less than all of the rentable area on two (2) full floors of Building 1, but at least all of the rentable area of one (1) full floor of Building 1, the non-exclusive right to exterior signage on Building 1; and (z) if at any time Tenant (or a Permitted Transferee) is leasing and occupying less than all of the rentable area on one (1) full floor of Building 1, then Tenant shall have no right to exterior signage on Building 1.
(2) With respect to Building 2: (j) for so long as Tenant (or a Permitted Transferee) is leasing and occupying at least fifty thousand (50,000) rentable square feet of the Building 2 Premises, the exclusive right to exterior signage on Building 2; (k) for so long as Tenant (or a Permitted Transferee) is leasing and occupying less than all of the Building 2 Premises leased by Tenant on the date of this Lease, but at least the sum of all of the rentable area of one (1) full floor and at least half of the rentable area on another floor of Building 2, the non-exclusive right to exterior signage on Building 2; and (1) if at any time Tenant (or a Permitted Transferee) is leasing and occupying less than the rentable area of Building 2 set forth in (k) immediately above, then Tenant shall have no right to exterior signage on Building 2.
(B) For so long as Tenant (or a Permitted Transferee) is leasing and occupying at least all of the rentable square footage on a full floor of Building 2, Tenant shall have the non-exclusive right to install reasonable identification signage in the main lobby and elevator lobby of Building 2: For so long as Tenant (or a Permitted Transferee) is leasing and occupying all of the rentable square footage in Building 1, (i) Tenant shall, subject to Landlord's right to install and maintain signage required by law or regulation, have the exclusive (i.e., exclusive as to any other tenant of the Building) right to install reasonable identification signage in the main lobby and elevator lobby of Building 1, and (ii) Landlord will not unreasonably, withhold condition or delay approval of Tenant's signage in the main lobby and elevator lobby of Building 1. If at any time Tenant or (or a Permitted Transferee) is leasing and occupying less than all of the rentable square footage in Building 1, then (a) Tenant shall, at Tenant's sole cost and expense, promptly remove all signage, decorations or finishes installed, erected or maintained by Tenant in the main lobby and elevator lobby, and return the same to building standard finishes and decorations as reasonably determined by Landlord, and (b) thereafter provided Tenant (or a Permitted Transferee) is leasing and occupying at least all of the rentable square footage on a full floor of Building 1, Tenant shall have the non-exclusive right to install reasonable identification signage in the main lobby and elevator lobby of Building 1.
(C) All signs shall be in a size, design and location reasonably approved by Landlord, and provided that all such signs are in accordance with any applicable state or local building code or zoning regulations and that, in the event that any of Tenant's exterior signs shall be illuminated, Tenant shall, at Tenant's sole cost and expense, install a meter to separately monitor the electricity consumption for such signs and shall be responsible for cost of the electricity required to illuminate such signs. Landlord hereby approves the size, design and location of the signs shown on Exhibit Q attached hereto; provided, however, that if Exhibit Q is not attached to this Lease, such failure of approval is not a default by Landlord and solely means that Tenant failed to provide sketches of its proposed signage as of the date of this Lease. No other sign, advertisement or notice referring to Tenant shall be inscribed, painted, affixed or otherwise displayed on any part of the exterior or the interior of the Buildings except on the directories and doors of offices and such other areas as are designated by Landlord, and then only in such place, number, size, color and style as are reasonably approved by Landlord and are in accordance with any applicable state or local building code or zoning regulations. All of Tenant's signs that are approved by Landlord, other than building standard interior signage, shall, at Landlord's election, be installed by Landlord at Tenant's sole cost and expense. All of Tenant's signs that are approved by Landlord shall be removed by Tenant at Tenant's sole cost and expense upon the expiration or earlier termination of the Term (or, with respect to the termination of the Lease with respect to applicable space in one Building, removed from that Building) (and Tenant shall repair any damage to the Buildings or the Premises caused by such removal). Landlord's approval of any sign pursuant to the terms of this Section 25(dd), may include, but will not be limited to reasonable approval of the method of attachment, design, appearance, illumination, any installation contractor and its insurance (if applicable), and size. If any sign, advertisement or notice that has not been approved by Landlord is exhibited or installed by Tenant, then, if either the Lease Term has expired or Tenant fails to remove the same within five (5) business days after receiving written notice from Landlord, Landlord shall have the right to remove the same at Tenant's expense. Landlord shall, at Tenant's cost, provide building standard suite entry signage identifying Tenant in a location designated by Landlord and in such place, number, size, color and style as are reasonably approved by Landlord, and Landlord also shall list Tenant's nanie in the Buildings' lobbies' directories based on the proportionate share of the Building 1 Premises or the Building 2 Premises, as applicable, to the rentable square footage in each of the Buildings, respectively. IfTenant requests Landlord to change the names on such' directories, then Tenant shall reimburse Landlord for all out-of-pocket third-party costs incurred by Landlord therefor. Landlord's acceptance of any name for listing on the Buildings' directories will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment or other occupancy of the Premises. Landlord shall have the right to prohibit any advertisement of or by Tenant which in its opinion tends to impair the reputation of the Buildings or their desirability as office buildings, and upon notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement, except as expressly set forth to the contrary in this Lease (including the terms of Section 29). Landlord reserves the right to affix, install and display signs, advertisements and notices on any part of the exterior or interior of the Buildings but not in the Premises (except as maybe required by law or in emergency situations). Notwithstanding anything to the contrary in this Section, (i) to the extent Tenant has exterior signage rights, Tenant shall only have the right to install one (1) exterior sign on a particular Building, and (ii) in the event that Tenant terminates or assigns its interest in this Lease with respect to, or sublets, any portion of the leased Premises such that Tenant does not qualify for exclusive or non-exclusive exterior signage rights hereunder, Tenant's exterior identification signage rights set forth in this Section with respect to such Building shall immediately and automatically terminate or be reduced, as applicable, and Tenant, at its sole cost and expense,. shall remove or reduce, as applicable, all such exterior identification signs bearing Tenant's name (and Tenant shall repair any damage to such Building caused by such removal).
The provisions of this Section 25(dd) are personal to Ciena Corporation and any Permitted Transferee that has assumed in writing all of Ciena 'Corporation's obligations under this Lease in its entirety, and may be exercised only by Ciena Corporation and such Permitted Transferee and not by any assignee or other subtenant of Ciena Corporation. For the purpose of this Section 25(dd), "exclusive" means that only Tenant and not any other tenant of a Building will have exterior signage rights (but shall not limit Landlord's right to install . reasonable signage (e.g., directional or informational signage)).
(ee) Time of the Essence. Time is and shall be of the essence with respect to all obligations set forth in this Lease and its Exhibits

(ff) Waiver of Consequential Damages. Landlord and Tenant hereby forever waive all rights to consequential damages arising in connection with the provisions of this Lease, except as expressly set forth in Section 22 above.
26. Termination Option.
(a) Termination Right. Subject to the provisions of this Section 26, Tenant shall have the onetime right, exercisable at its option, to terminate this Lease with respect to all or a portion of the leased Premises (the "Terminated Space") effective at any time after the tenth (10th) full Lease Year (the "Termination Option Termination Date"); provided, however, if at any time, Tenant elects to .renew the term of this Lease in accordance with the terms of this Lease, then the termination option granted by the terms of this Section 26 will automatically terminate and be of no further force and effect.
(b) Termination Notice and Payment. Tenant may only exercise its right of termination under this Section 26 by (i) giving Landlord an irrevocable notice of termination at least eighteen (18) months prior to the Termination Option Termination Date (the "Termination Notice") and (ii) paying to Landlord, within one (1) calendar month following the date it delivers its Termination Notice to Landlord, a termination payment in the amount of Eight Million Five Hundred Thousand Dollars ($8,500,000.00) if Tenant shall be terminating the entire Lease for the entire Premises (the "Termination Payment"). If Tenant shall be terminating for less than the entire Premises, then the Termination Payment,shall be multiplied by a fraction, the numerator of which is the rentable square footage of space then being terminated and the denominator of which is the total rentable square footage of the initial Premises. The Termination Notice shall specify (in detail) the portion of the Premises that Tenant is terminating if such portion is less than all of the Premises and the date of termination (which shall not be later than twenty-four (24) months following the date of the Termination Notice.
(c) Invalid Notice or Payment. If the Termination Notice is not given timely or if the Termination Payment is not made timely to Landlord (for which no notice and cure period will apply, notwithstanding anything to the contrary), Tenant's right of termination shall be of no force or effect and this Lease shall continue through the full Lease Term. If the Termination Notice is given timely and the Termination Payment is made timely, this Lease (or this Lease with respect to the applicable portion of the Premises) shall terminate on the effective date set forth in the Termination Notice. '
(d) Terminated Space. In the event Tenant elects to terminate less than all of the leased Premises in any Building, Tenant must (i) pay actual out-of-pocket costs of construction of all necessary demising walls (which walls shall be constructed by Landlord), (ii) continue to lease and occupy contiguous portions of the leased Premises in such Building (including contiguous floors, as applicable), and (iii) the Terminated Space must be of a size and layout to allow Landlord to reasonably re-lease such Terminated Space to a third party upon Tenant's vacation of the Terminated Space as mutually and reasonably agreed upon by Landlord and Tenant (and in no event will Tenant have the right to occupy less than half (Yz) of the rentable area on any floor partially occupied by Tenant, unless such occupancy is contemplated at initial occupancy of the Premises, and in no event will Tenant partially occupy more than one (1) floor, in any Building unless such partial occupancy is contemplated at initial occupancy, of the Premises). In no event may Tenant terminate this Lease with respect to any portion of the leased Building 1 Premises if Tenant continues to lease any portion of the Building 2 Premises. ,
(e) Ongoing Liability. Notwithstanding anything to the contrary in this Section 26, Tenant and Landlord shall remain liable for any payments which may become due under the Lease which relate' to costs or expenses prior to the effective date of termination of this Lease.
(f) Personal Right. The provisions of this Section 26 are personal to Ciena Corporation and any Permitted Transferee that has assumed in writing all of Ciena Corporation's obligations under this Lease in its entirety, and may be exercised only by Ciena Corporation and such Permitted Transferee and not by any other assignee or other subtenant of Ciena Corporation.

27. Generators.

(a) Right to Use. Subject to the reasonable satisfaction of all of the conditions set forth in this Section 27, Tenant shall have the right to install in, on or around Building 2 and Building 1, and use throughout the Lease Term (including any extensions thereof) two (2) generators, one (1) for each Building, and a fuel storage system and infrastructure associated therewith and additional transformer(s) for back-up and enhanced power supply to the Premises (collectively, the "Generators") for use in connection with Tenant's business in the Premises. In no event will the Generators be installed on the roof of a Building. Notwithstanding anything in this Section 27 to the contrary, Tenant shall not be permitted to install the Generators unless (i) Tenant's Generators shall not interfere with any other equipment of any other current tenant(s) in the Buildings installed as of the date of this Lease, (ii) . such Generators conform to the specifications and requirements set forth in the drawings and specifications prepared by a licensed professional (the "Generator Drawings"), which Generator Drawings shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, ·conditioned or delayed, (iii) Landlord approves, which approval shall not be unreasonably conditioned, withheld or delayed, the size, capacity, power, location and proposed placement and method of installation of such Generators, and (iv) Tenant obtains, at its sole cost and expense, and provides copies to Landlord of all necessary governmental permits and approvals, including, without limitation, special exception permits, if applicable, for the installation of the Generators (and any applicable fuel source). In addition, Tenant shall not be permitted to install the Generators unless (x) Landlord approves, in writing, any effect on the Buildings' Structure or Buildings' Systems or any such structural alteration, which approval shall not be unreasonably withheld, conditioned or delayed, and (y) Tenant pays the cost of any structural support or alterations necessary to secure the Generators in, on or around the Buildings. The Generators shall be installed by a contractor reasonably acceptable to both Landlord and Tenant and thereafter shall be properly maintained by Tenant, all at Tenant's sole expense. On or prior to the expiration or earlier termination of the Lease Term, the Generators (and any applicable fuel source) shall be removed from the Buildings at Tenant's sole cost and expense and that portion of each of the Buildings that has been affected by the Generators shall be returned to substantially the condition it was in prior to the installation of the Generators. In addition, if at any time Tenant is not leasing space in one (1) Building, but is leasing space in another Building, then prior to Tenant not leasing space in the applicable Building, the Generator (and any applicable fuel source) shall be removed from such Building at Tenant's sole cost and expense and that portion of each of the Buildings that has been affected by the Generator shall be returned to the condition it was in prior to the installation of the Generator. Tenant shall pay all subscription fees, usage charges and hookup and disconnection fees associated with Tenant's use of the Generators and Landlord shall have no liability therefor. All of the provisions of this Lease, including, without limitation, the insurance, maintenance, repair, release and indemnification provisions shall apply and be applicable to Tenant's installation, operation, maintenance and removal of the Generators.
(b) No Modification; Indemnification. Except as shown on the Generator Drawings, as reasonably approved by Landlord, Tenant shall not make any modification to the design, structure Or systems of the Buildings or Complex, required in connection with the installation of the Generators (and any applicable fuel source) without Landlord's prior written approval of such modification and the plans therefor, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant agrees that, in addition to any indemnification provided Landlord in this Lease, Tenant shall indemnify and shall hold Landlord and Landlord's managing agent, and their employees, shareholders, partners, officers and directors, harmless from and against all costs, damages, claims, liabilities and expenses (including attorneys' fees and any costs of litigation) suffered by or claimed against Landlord, directly or indirectly, based on, arising out bf or resulting from Tenant's use of the Generators and/or the conduits to connect the Premises to the Generators. In addition, Tenant shall be liable to Landlord for any actual damages suffered by Landlord for any cessation or shortages of electrical power or any other systems failure arising from Tenant's use of the conduits to connect the Premises to the Generators.
(c) Permits. Tenant, at its sole cost and expense, shall secure all necessary permits and approvals from all applicable governmental agencies with respect to the size, placement and installation of the Generators. In the event Tenant is unable to obtain the necessary approvals and permits from any applicable party, including federal, state, county or other local governing authorities for the Generators, Tenant shall have no remedy, claim, cause of action or recourse against Landlord, nor shall such failure or inability to obtain any necessary permits or approvals provide Tenant the opportunity to terminate this Lease.
(d) Suitability. Landlord makes no representations or warranties concerning the suitability of the Buildings for the installation, operation, maintenance and repair of the Generators, Tenant having satisfied itself concerning such matters. Tenant's access to the Generators shall be subject to reasonable rules and regulations relating thereto established from time to time by Landlord.
(e) Legality. By granting Tenant the rights under this Section, Landlord makes no representation as to the legality of such Generators or their installation. In the event that any federal, state, county, regulatory or other authority requires the removal or relocation of such Generators, Tenant shall remove or relocate the same at Tenant's sole cost and expense, and Landlord shall under no circumstances be liable to Tenant therefor.
(f) Use. The Generators may be used by Tenant only in the conduct of Tenant's customary business in the Premises and shall not be made available by Tenant for use by any other tenant(s) in either of the Buildings. No assignee or subtenant (other than a Permitted Transferee) or any other tenant in either of the Buildings shall have any rights pursuant to this Section 27. Tenant shall have the right to test and/or exercise the Generators one (1) time each calendar month of the Term, provided that such testing and/or exercising shall be completed outside of business hours.
(g) Insurance. Tenant shall maintain such insurance as is appropriate with respect to the installation, operation and maintenance of the Generators. Landlord shall have no liability on account of any damage to or interference with the operation of the Generators except for physical damage caused by Landlord's gross negligence or willful misconduct. The operation of the Generators shall be at Tenant's sole.and absolute risk, Landlord making no representations or warranties about the suitability of the use of such Generators.
(h) Termination. Notwithstanding anything to the contrary in this Section, if Tenant installs one (1) Generator at one (1) Building and then in the event that Tenant terminates this Lease for the Building 2 Premises but not for all of the Building 1 Premises, or vice-versa and the one (1) original Generator is then installed at the Building for which the Lease was terminated, then Tenant's Generator rights set forth in this Section shall continue to apply as to the Building 1 Premises or the Building 2 Premises, as applicable. If the Lease terminates, Tenant, at its sole cost and expense, shall remove the Generator and the fuel storage system and any other infrastructure associated therewith as installed by Tenant or Tenant's representatives and Tenant shall repair any damage to the applicable Building or the Complex caused by such removal.
(i) Personal Right. The provisions of this Section 27 are personal to Ciena Corporation and any Permitted Transferee that has assumed in writing all of Ciena Corporation's obligations under this Lease in its entirety, and may be exercised only by Ciena Corporation and such Permitted Transferee and not by any other assignee or other subtenant of Ciena Corporation. Except as expressly set forth to the contrary, Landlord and Tenant agree that Tenant's rights under the terms of this Section 27 with respect to the "Buildings" and the "Generators" applies to both "Buildings" and both "Generators" so long as Tenant is leasing space in both Buildings, but if Tenant is only leasing space in one (1) Building, then "Buildings" hereunder is deemed to mean the one. (1) specific Building in which Tenant is leasing space and the one (1) Generator associated with such individual Building.

28. Waiver of Jury Trial. LANDLORD AND TENANT AGREE THAT ANY SIDT, ACTION, OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY LANDLORD, TENANT, OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS ON OR WITH RESPECT TO THIS LEASE, OR WHICH IN ANY WAY RELATES, DIRECTLY OR INDIRECTLY, TO THE OBLIGATIONS OF TENANT TO LANDLORD UNDER THIS LEASE, OR THE DEALINGS OF THE PARTIES WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO (a) THE RELATIONSHIP OF LANDLORD AND TENANT, (b) TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR (c) ANY CLAIM OF INJURY OR DAMAGE AND ANY STATUTORY REMEDY RELATED THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LANDLORD AND TENANT HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. LANDLORD AND TENANT ACKNOWLEDGE AND AGREE THAT THIS PROVISION IS A SPECIFIC AND MATERIAL ASPECT OF THE AGREEMENT BETWEEN THE PARTIES A.ND THAT LANDLORD WOULD NOT ENTER INTO THE TRANSACTION WITH TENANT IF TIDS PROVISION WERE NOT PART OF THEIR AGREEMENT. NOTHING HEREIN CONTAINED SHALL BE INTERPRETED AS DENYING EITHER LANDLORD OR TENANT THE RIGHT TO A FAIR TRIAL. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SIDTABLE FOR TENANT'S INTENDED COMMERCIAL

PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.
29. Competitors.
(a) Signage & Sale. For so long as Tenant (or a Permitted Transferee) (x) has exterior signage rights under Section 25(dd) for both Building 1 and Building 2, or (y) Tenant (or a Permitted Transferee) is leasing and occupying at least 50,000 rentable square feet in the aggregate in the Buildings, Landlord shall neither (i) grant exterior signage rights to, nor (ii) sell either of Building 1 or Building 2, to any of the parties then-named on Exhibit N (as such parties on Exhibit N are updated from time to time as set forth in this Section 29) (the "Competitors").
(b) Leasing. For so long as Tenant (or a Permitted Transferee) leases and occupies at least all of the rentable square footage in Building 1, Landlord shall not lease any rentable square footage in the Complex to any of the Competitors.
(c) Named Competitors. Tenant shall have the right to request, provided that such request shall not be made more than one (1) time in any calendar year to update the list of Competitors on Exhibit N that Tenant identifies in good faith as direct competitors of Tenant's business. Any such request to update such list of Competitors shall be made in writing by Tenant to Landlord and shall include Tenant's proposed good faith revised list of Competitors (i.e., the complete list, such that upon approval (or deemed approval) of the same in accordance with the terms of this Section 29, the prior existing Exhibit N will be superseded by the newly approved list of Competitors). In no event will the list of Competitors exceed twenty (20) named parties. For the purpose of this Section 29, the list of Competitors identified on Exhibit N from time to time shall be deemed to be only (i) the named specified party, and (ii) any majority owned subsidiary of such named specified party with substantially the same name as such specified party, and (except as set forth in subpart (ii) of this sentence) shall not be deemed or construed to apply to any affiliate, subsidiary or party related to such named party (unless such affiliate, subsidiary or party related to such named party is specifically listed on Exhibit N). Landlord shall have ten (10) business days to review and approve such new list of Competitors proposed by Tenant, such approval not to be unreasonably withheld, conditioned or delayed. Until Landlord's approval or deemed approval 6f any such new list of proposed Competitors, only the parties then specified on Exhibit N will be "Competitors" for the purpose of this Lease .. If Landlord, fails to approve or disapprove of Tenant's request to update the list of Competitors within such ten (10) business day period, Tenant shall send, Within five (5) business days after the expiration of such ten (10) business day period, to Landlord a second such notice, prominently including the words "THIS IS A SECOND NOTICE AND REQUEST FOR APPROVAL; FAILURE TO RESPOND WILL RESULT IN DEEMED APPROVAL" in all capital letters and bold font, and if Landlord shall fail to object in writing to Tenant's request to update the list of Competitors within five (5) business days after Landlord's receipt of Tenant's second such notice, Landlord shall be deemed to have approved of Tenant's proposed updated list of Competitors. In addition to Tenant's right to update the list of Competitors from time to time herein, Landlord shall have an identical right to request Tenant's approval to remove any then-named competitor on Exhibit N that has expressed an interest in writing (which may be in the form of an email) (or has made a written inquiry [including a written inquiry through a broker], either of which written inquiries may be in the form of an email), or intends to lease or sublease space, in the Complex and Landlord believes in good faith may no longer be a competitor ofTen ant. Tenant shall review and approve, such approval not to be unreasonably withheld, conditioned or delayed, any such request by Landlord in the same manner and under the same terms of this Section 29 as if Tenant was "Landlord" hereunder. Upon the approval or deemed approval of any modification of the list of Competitors specified on Exhibit N, then such modified list shall be deemed to be the "Competitors" hereunder, and upon the request of Landlord or Tenant, the parties shall promptly execute an amendment to this Lease specifying the list of Competitors.
(d) Grandfather. Notwithstanding anything in this Section 29 to the contrary, (i) if Landlord is then-negotiating (but has not entered into a lease) with a party to lease space in the Complex (that was not a then named Competitor specified on Exhibit N but through the update of Exhibit N then becomes a Competitor in accordance with the terms of this Section 29, Landlord shall not be entitled to lease space to such party; (ii) if Landlord has leased space to a party in the Complex (that was not a then-named Competitor specified on Exhibit N at the time such party leased space in the Complex), but later becomes a Competitor (x) in accordance with the terms of this Section 29, (y) through a merger, sale or similar transaction, and/or (z) by virtue of a sublease, assignment or similar transfer, then (1) nothing herein will be deemed or construed to prohibit such party from occupying such space in the Complex, (2) Landlord shall not be required to remove or terminate any such party from its occupancy in the Complex, (3) nothing will prohibit Landlord from permitting such party to expand its presence in the Complex (e.g., lease more space in the Complex) provided any such expansion right in the Complex was contained in the lease with such party before it became a Competitor hereunder, and (4) nothing will prohibit Landlord from renewing the term of the lease with such party, even if such renewal right was not contained in such party's lease before it became a Competitor; or (iii) Landlord shall not approve any sublease, assignment or similar transaction for which Landlord has the right of approval (including reasonable approval) if the result of such consent would be that a Competitor then-identified on Exhibit N would occupy the Complex, unless such Competitor identified on Exhibit N shall be removed from Exhibit N in accordance with the terms of Subsection (c) of this Section 29.
(e) Merger of Competitor. To the extent any of the then-listed Competitors on Exhibit N merges with or is taken over by another entity, is subsumed or otherwise changes its name, such successor entity shall be deemed a Competitor in the stead of such previously named and specified Competitor (and the previously named party will no longer be a Competitor). If Tenant has actual knowledge of such an event, Tenant shall endeavor to provide written notice of any such indirect change in the list of Competitors from time to time as applicable to Landlord.
(f) Personal Right. The provisions of this Section 29 are personal to Ciena Corporation and any Permitted Transferee that has assumed in writing all of Ciena Corporation's obligations under this Lease in its entirety, and may be exercised only by Ciena Corporation and such Permitted Transferee and not by any other assignee or other subtenant of Ciena Corporation.

30. Landlord Default. Prior to exercising any right or remedy Tenant may have against Landlord as a result of a default by Landlord, Tenant shall deliver Landlord written notice of such default.
[signatures appear on following page]

This Lease.is executed on the respective dates set forth below, but for reference purposes, this Lease shall be dated as of the date first above written. If the execution date is left blank, this Lease shall be deemed executed as of the date first written above.

LANDLORD:	W2007 RDG REALITY, L.L.C., a Delaware limited liability company
	By:	/s/ Robert Milkovich
	Name:	Robert Milkovich
	Title:	Authorized Signatory
	Execution Date:	November 3, 2011

TENANT:	CIENA CORPORATION, a Delaware Corporation
	By:	/s/ James E. Moylan, Jr.
	Name:	James E. Moylan, Jr.
	Title:	C.F.O.
	Execution Date:	November 3, 2011

EXHIBIT A
OUTLINE OF PREMISES

A - 1

Building Area Legend

- BUILDING COMMON AREA
- CIENA AREA
- FLOOR COMMON AREA
- OCCUPANT AREA
- VERTICAL PENETRATION

BHDP

HEADQUARTERS
LINTHICUM, MARYLAND

L1

C:\Users\btrainer\Documents\Building 2 CEN0111-Central_BTrainer.rvt

Building Area Legend

- CIENA AREA
- FLOOR COMMON AREA
- OCCUPANT AREA
- VERTICAL PENETRATION

BHDP

7031 STATION RIDGE
HEADQUARTERS
LINTHICUM, MARYLAND

7031 - BOMA

CEN0111
11/02/11

L2

C:\Users\btrainer\Documents\Building 2 CEN0111-Central_BTrainer.rvt

Building Area Legend

- CIENA AREA
- FLOOR COMMON AREA
- VERTICAL PENETRATION

BHDP | 7031 STATION RIDGE HEADQUARTERS LINTHICUM, MARYLAND | 7031 - BOMA | CEN0111 11/02/11 | L3

C:\Users\btrainer\Documents\Building 2 CEN0111-Central_BTrainer.rvt

Building Area Legend

- BUILDING COMMON AREA
- CIENA AREA
- FLOOR COMMON AREA
- VERTICAL PENETRATION

BHDP

7035 RIDGE ROAD
HEADQUARTERS
HANOVER, MARYLAND 21078

7035 - BOMA

CEN0111
11/02/11

L1

C:\Users\btrainer\Documents\Building 1 CEN0111-Central_BTrainer.rvt

Building Area Legend

- CIENA AREA
- FLOOR COMMON AREA
- VERTICAL PENETRATION

BHDP

7035 RIDGE ROAD
HEADQUARTERS
HANOVER, MARYLAND 21076

7035 - BOMA

CEN0111
10/18/11

L2

C:\Users\btrainer\Documents\Building 1 CEN0111-Central_BTrainer.rvt

Building Area Legend

- CIENA AREA
- FLOOR COMMON AREA
- VERTICAL PENETRATION

BHDP

7035 RIDGE ROAD
HEADQUARTERS
HANOVER, MARYLAND 21076

7035 - BOMA

CEN0111
10/26/11

L3

C:\Users\btrainer\Documents\Building 1 CEN0111-Central_BTrainer.rvt

EXHIBIT A-I
Building 1 Data Center Space is certain space in Building 1 that will be located on the first floor of Building 1 and contain approximately 3,000 rentable square feet.
Building 1 Lab Space is certain space in Building 1 that will be located on the fIrst floor of Building 1 and contain approximately 10,000 rentable square feet.
Building 2 Lab Space is certain space in Building 2 that will be (i) located on the fIrst floor of Building 2 and contain approximately 12,000 rentable square feet, and (ii) located on the second floor of Building 2 and contain approximately 2.000 rentable square feet.

EXHIBIT B
DESCRIPTION OF THE LAND
All those certain lots or parcels of land, together with the improvements thereon and appurtenances thereunto belonging, lying and being situate in Anne Arundel County, Maryland, and being more particularly described as follows:
BEING KNOWN AND DESIGNATED as Lots numbered 1 and 2 as shown on the plats entitled "Plat 1 of2 STATION RIDGE" and "Plat 2 of 2 STATION RIDGE," which plats are recorded in Plat Book 298 at Pages 2 and 3 among the Land Records of Anne Arundel County, Maryland. LESS AND EXCEPT that certain 100-year floodplain granted in fee simple from W2007 RDG Realty, L.L.C., a Delaware limited liability company, to Anne Arundel County, Maryland, by Deed dated September 15,2008, and recorded September 26,2008, in Liber 20430 at folio 252, among the aforesaid Land Records.
And commonly referred to as Tax Map Nos. 05-000-03642800 and 05-000-90231702

B-2

EXHIBIT C
RULES AND REGULATIONS OF THE BUILDINGS
The following rules and regulations shall apply to the Premises, the Buildings, the parking areas associated therewith, and the appurtenances thereto:
1.Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of each of the Buildings.
2.Plumbing, fIxtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or <;leposited therein. Damage resulting to any such fIxtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.
3.No nails, hooks or screws (other than those which are necessary to hang paintings, prints, pictures, or other similar items on the Premises' interior walls) shall be driven or inserted in any part of the Buildings except by the Buildings' maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Buildings' standard window treatments.
4.Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of each of the Buildings.
5.Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.
6.Movement in or out of the Buildings of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Buildings' entrances or lobby shall be conducted in such a manner as Landlord may reasonably require. ·Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.
7.Except as expressly provided otherwise in the Lease, Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Buildings so as to distribute weight in a manner acceptable to Landlord which may include the use of .such supporting devices as Landlord may require. All damages to the Buildings caused by the installation or removal 6f any property of a tenant, or done by a tenant's property while in the Buildings, shall be repaired at the expense of such tenant.
8.Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals (other than seeing-eye dogs and service animals) shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters. .
9.Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Except as otherwise permitted by the Lease, Tenant shall not employ any person for the purpose of such cleaning other than the Buildings' cleaning and maintenance personnel.
10.To ensure orderly operation of the Buildings, no ice, mineral or other water, towels, newspapers, etc. shall· be delivered to any leased area except by persons approved by Landlord.

C - 1

11.Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Buildings or otherwise interfere in any way with other tenants or persons having business with them.
12.Except as expressly permitted under the Lease, no machinery of any kind (other than normal office equipment, customer demonstration equipment, supplemental air conditioning equipment, and other equipment appropriate to the Permitted Use from time to time) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Buildings any flammable or explosive fluid or substance (other than typical office supplies [e.g., photocopier toner] used in compliance with all Laws).
13.Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.
14.No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord, which permission shall not be unreasonably withheld, conditioned or delayed.
15.Tenant shall not conduct any activity on or about the Premises or Buildings which will draw pickets, demonstrators, or the like.
16.All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within desigriated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot." Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.
17.No tenant may enter into phone rooms, electrical rooms, mechanical rooms, or other service areas of the Buildings unless accompanied by Landlord or the Buildings' manager.
18.Tenant will not permit any Tenant Party to bring onto the Complex any handgun, frrearm or other weapons of any kind, illegal drugs or alcoholic beverages in containers of more than one (1) gallon.
19.Tenant shall not permit its employees, invitees or guests to smoke in the Premises or the lobbies, passages, corridors, elevators, vending rooms, rest rooms, stairways or any other area shared in common with other tenants in the Buildings, or permit its employees, invitees, or guests to loiter at the Buildings' entrances for the purposes of smoking. Landlord may, but shall not be required to, designate an area for smoking outside of one or more of the Buildings, in which case smoking shall only be permitted in such designated area.

In the event of any conflict with the provisions of the Lease, the Lease shall control. .

C - 2

EXHIBIT D
TENANT FINISH-WORK: ALLOWANCE FOR BUILDING 1 PREMISES
1. Acceptance of Premises. Except as set forth in this Exhibit D (and subject to Landlord's obligation to complete the Work (as defined in this Exhibit D) according to the terms of this Exhibit D), Tenant accepts the Building 1 Premises in their "as-is" condition on the date that this Lease is entered into. For the purpose of this Exhibit D (except as expressly set forth to the contrary), all references to the Premises, Building, Building Structure, Building Systems, and similar terms shall be deemed to apply only to Building 1.
2. Space Plans.
(a) Preparation and Delivery. Tenant shall engage the Architect (defined below) and enter into a contract therewith for the preparation of the Space Plans (defined below). Accordingly, the preparation and completion (and any subsequent modification thereof) of the Space Plans will be Tenant's sole responsibility. On or before November 28, 2011 (the "Space Plans Delivery Deadline"), Tenant shall deliver to Landlord a 100% complete space plan for the Building 1 Premises prepared by Baxter Hodell Donnelly Preston, Inc., d/b/a BHDP Architecture or another design consultant reasonably acceptable to Landlord (the "Architect") depicting improvements to be installed in the Building 1 Premises (the "Space Plans"). The Space Plans Delivery Deadline shall not be extended for force majeure events.
(b) Approval Process. Landlord shall notify Tenant whether it approves of the submitted Space Plans within five (5) business days after Tenant's submission thereof. If Landlord disapproves of such Space Plans, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within three (3) business days after such notice, revise such Space Plans in accordance with Landlord's objections and submit to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted Space Plans within three (3) business days after its receipt thereof. This process shall be repeated until the Space Plans have been finally approved by Landlord and Tenant. If Landlord fails to notify Tenant that it disapproves of the initial Space Plans within five (5) business days (or, in the case of resubmitted Space Plans, within three (3) business days) after the submission thereof, then Landlord shall be deemed to have approved the Space Plans in question.
3. Working Drawings.
(a) Preparation and Delivery. Tenant shall engage the Architect and enter into a contract therewith for the preparation of the Working Drawings (defined below). Accordingly, the preparation and completion (and any subsequent modification thereof) of the Working Drawings will be Tenant's sole responsibility. On or before January 2,2012 (the "Working Drawings Delivery Deadline"), Tenant shall provide to Landlord for its approval final working drawings, prepared by the Architect, of all improvements that Tenant proposes to be installed in the Building 1 Premises (the "Tenant Improvements" or "Building 1 Tenant Improvements"); such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of Building 1, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable Laws. The Working Drawings Delivery Deadline shall not be extended for force majeure events. Upon Landlord's approval (or deemed approval) of the Working Drawings in accordance with the terms of Section 3(b) below, Landlord shall use ongoing commercially reasonable efforts to obtain all applicable governmental approvals thereof, including without limitation engaging an expeditor as necessary (provided that the costs of such expeditor shall be included in the Total Construction Costs (defined below)).
(b) Approval Process. Landlord shall notify Tenant whether it approves of the submitted working drawings within seven (7) business days after Tenant's submission thereof. If Landlord disapproves of such working drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five (5) business days after such notice, revise such working drawings in accordance with Landlord's objections and submit the revised working drawings to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted working drawings within four (4) business days after its receipt thereof. Tills process shall be repeated until the working drawings have been finally approved by Tenant and Landlord. If Landlord fails to notify Tenant that it disapproves of the initial working drawings within seven (7) business days (or, in the case of resubmitted working drawings, within four (4) business days) after the submission thereof, then Landlord shall be deemed to have approved the working drawings in question. Landlord's approval of the working drawings shall contain a written statement of Landlord's election to require Tenant's removal of all or any portion of the Tenant Improvements to the Premises at the end of the Lease Term, subject to the provisions of the Lease. To the extent Landlord has any comments to the Working Drawings, Landlord shall endeavor to provide Tenant with one (1) consolidated set of comments. On each occasion, Landlord will provide to Tenant's Authorized Representatives copies of the marked-up plans, drawings and documents to which it has an objection or requires a resubmission. Tenant shall not be required to make changes or revisions to the documents for any Landlord comments which are solely stylistic in nature or which materially depart from industry norms and standards.
(c) Landlord's Approval; Performance of Work If any of Tenant's proposed construction work will affect Building 1 's structure or Building 1 's systems, then the working drawings pertaining thereto must be approved by the Buildings' engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, conditioned or delayed provided that (1) they comply with all Laws, (2) the improvements depicted thereon do not materially adversely affect (in the reasonable discretion of Landlord) Building 1 's structure or Building 1 '8 systems (including Building l's restrooms or mechanical rooms), the exterior appearance of Building 1, or the appearance of Building l's common areas or elevator lobby areas, (3) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (4) the means and methods of construction of improvements depicted thereon substantially conform to industry practice and procedure, the reasonable rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant) .. As used herein, "Working Drawings" means the· final working ·drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" or "Building 1 Work" means all improvements to be constructed in accordance with and as indicated on the Working Drawings, together with (i) any work required by governmental authorities to be made to other areas of the Building as a.result of the improvements indicated by the Working Drawings, and (ii) the items set forth on Schedule II of this Exhibit D. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. After the Working Drawings have been approved, Landlord shall cause the Work to be performed in substantial accordance with the Working Drawings. In connection with the Work and the plans therefor, Landlord and Tenant anticipate that requests for information may be made from time to time of the Architect and/or Tenant, as well as requests for approval of certain "shop" or similar drawings. Tenant shall (or shall cause the Architect to) respond to all requests for information from time to time within five (5) business days, and to provide approval or written comments to any such shop drawings from time to time within (2) business days, and that any failure to provide such response within such five (5) business day or two (2) business day period, as applicable, will be a Tenant Delay. Landlord shall cause electrical Current to be delivered to the floors of Building 1 in.the amounts set forth on Schedule 1 to Exhibit J under the heading "Delivery of Current."
4. Bidding of Work. Prior to commencing the Work, Landlord shall competitively bid the Work to the agent construction managers ("Agent at Risk") identified on Schedule 1 of this Exhibit D. The bids will include the Agent at Risk fee, the general conditions, liability insurance rates, builders' risk rates, construction manager/subcontractor CO percentages, and performance and payment bond rates. Landlord shall select the winning Agent at Risk, based on the lowest qualified bid, the Agent at Risk's ability to meet applicable deadlines and any related assurances thereof, and the strength/experience of the project team proposed by the applicable Agent at Risk. Landlord shall enter into a contract with the Agent at Risk on reasonably customary terms and conditions, provided that Landlord shall not require any liquidated damages (or similar) delay penalties ("Delay Penalties") that exceed Three Thousand Dollars ($3,000) for (and including) the first thirty (30) days of delay and Ten Thousand Dollars ($10,000) for each day of delay from (and including) the thirty-first (31st) day until (and including) the ninetieth (90th) day, and Twelve Thousand Dollars ($12,000) for each day of delay thereafter. The Agent at Risk shall be required to bid all major subcontracts to at least three (3) subcontractors and select the lowest qualified subcontractor bidder. If the estimated Total Construction Costs are expected to exceed the Construction Allowance,

Tenant shall be allowed to review the submitted bid from the Agent at Risk (and the applicable subcontractors) to value engineer any of Tenant's requested alterations. In such case, Tenant shall notify Landlord of any items in the Working Drawings that Tenant desires to change within three (3) business days after Landlord's submission thereof to Tenant. If Tenant fails to notify Landlord of its election within such three (3) business day period, Tenant shall be deemed to have approved the bids. Within five (5) business days following Landlord's submission of the initial construction bids to Tenant under the foregoing provisions, Tenant shall have completed both of the. following items: (a) finalized with Landlord's representative and the Agent at Risk, the pricing of any requested revisions to the bids for the Work, and (b) approved in writing any overage in the Total Construction Costs in excess of the Construction Allowance. All Work performed by or on behalf of the Agent at Risk shall be performed in a good, workmanlike and safe manner, in accordance with all applicable Laws and other legal requirements, the approved the Space Plans and Working Drawings, and all construction procedures set forth in this Lease. Landlord shall be solely responsible for the progress of the construction of the Work and for the quality or fitness thereof; provided, however, Tenant shall be liable for any damage to the Building caused solely by Tenant or any Tenant Party, and any such damage that is the sole cause of the delay in the completion of the Work will be a Tenant Delay. Landlord shall obtain all governmental permits and approvals relating to the performance of the Work. Landlord shall obtain a certificate of occupancy (or similar certification) for the Building 1 Premises prior to Tenant's occupancy of the Building I Premises, provided that such certification may be temporary in nature. .
5. Change Orders. Tenant may initiate changes in the Work. Each such change must receive the prior written approval of Landlord, such approval to be governed by the standards set forth in Section 3(c) above; however, if such requested change would materially adversely affect (1) Building 1's structure or Building 1's systems (including Building I 's restrooms or mechanical rooms), (2) the exterior appearance of Building 1, or (3) the appearance of Building 1's common areas or elevator lobby areas, Landlord may withhold its consent in its sole and absolute discretion. If Tenant requests any changes to the Work described in the Space Plans or the Working Drawings, then such increased costs and any additional design costs incurred in connection therewith as the result of any such change shall be added to the Total Construction Costs. Regardless of whether approved by Landlord, any change orders initiated by or on behalf of Tenant that cause a delay in the completion of the Work, will be a Tenant Delay; provided, however, at Tenant's written request, Landlord shall use commercially reasonable efforts to provide an estimate of any delays or additional costs associated with a requested change and Tenant shall have three
(3) business days (which three (3) business days shall not be a Tenant Delay) to specify whether it will elect to make such change or rescind such request (and if Tenant fails to specify the same prior to the expiration of such three (3) business day period Tenant will be deemed to have elected to have rescinded the request for such change).
6. Definitions. As used herein (or in the Lease related to the Work) "Substantial Completion," "Substantially Completed," and any derivations thereof mean the Work in the Building 1 Premises is substantially completed in substantial accordance with the Working Drawings, and either (as selected by Landlord) Landlord's architect or Tenant's architect shall have certified the same on a standard form AlA form 704 certificate or similar certification, and the Building 1 Premises and the immediate parking areas associated with Building 1 shall be usable and accessible and substantially free of debris and Landlord shall have obtained a certificate of occupancy or similar certification for the Building 1 Premises, which may be temporary in nature, provided that if Landlord cannot obtain such certificate of occupancy solely because of work or installations that will be performed by Tenant or Tenant's contractor(s) (e.g., Tenant's installation of trade fixtures or systems furniture), then Landlord shall be deemed to have obtained such certificate of occupancy. Notwithstanding the foregoing terms of this Section 6, Substantial Completion of the Work in the Building 1 Premises shall have occurred even though minor details of construction, decoration, landscaping and mechanical adjustments remain to be completed by Landlord, provided that the same do not materially interfere with Tenant's business operations. For the purpose of determining solely whether any of the Building 1 FF&E Condition, the Building 1 Data Center Space, and/or the Building 2 Lab Space, have achieved "Substantial Completion," the same will deemed to have occurred when the same is substantially completed in substantial accordance with the Working Drawings therefor, and either (as selected by Landlord) Landlord's architect or Tenant's architect shall have certified the same on a standard form AlA form 704 certificate or similar certification. If Landlord elects for Tenant's architect to make any such certification of substantial completion as aforesaid, then Tenant agrees to cause its architect to reasonably provide the same.
7. Walk-Through; Punchlist. When Landlord considers the Work in the Building I Premises to be Substantially Completed, Landlord will notify Tenant and, within three (3) business days thereafter, Landlord's representative and Tenant's representative shall conduct a walk-through of the Building 1 Premises and identify any necessary. touch-up work, repairs and minor completion items that are necessary for final completion of the Work. Neither Landlord's representative nor Tenant's representative shall unreasonably withhold his or her agreement on punchlist items. Landlord shall use reasonable efforts to cause the contractor performing the Work to complete all punchlist items within thirty (30) days after agreement thereon; however, Landlord shall not be obligated to engage overtime labor in order to complete such items.
8. Excess Costs. The entire cost of performing the Work (including design of and space planning for the Work and preparation of the Working Drawings and the final "as-built" plan of the Work, costs of construction labor and materials, including the Agent at Risk fee, the Agent CM Fee (defined below), the general conditions, liability insurance rates, builders' risk rates, construction manager/subcontractor CO percentages, and performance and payment bond rates (excluding any utility costs, electrical usage during construction, additional janitorial services, or excess construction costs due to Landlord negligence, breach of Lease or breach of the construction contract, which shall be Landlord's sole responsibility), general tenant signage, related ·taxes and insurance costs, licenses, permits, certifications, surveys and other approvals required by Law, architectural, engineering services, moving expenses, and the construction supervision fee referenced in Section 10 of this Exhibit, all of which costs are herein collectively called the "Total Construction Costs") in excess of the Construction Allowance (hereinafter defined) shall be paid by Tenant. Upon approval of the Working Drawings and the selection of the Agent at Risk, Tenant and Landlord shall work in good faith to agree to and to·execute a work order agreement reasonably prepared by Landlord which identifies such drawings and itemizes the Total Construction Costs and sets forth the Construction Allowance. For each scheduled draw of the Construction Allowance, Tenant shall pay a fraction of such draw, the numerator of which is the amount by which Total Construction Costs exceeds the Construction Allowance and the denominator of which is the Total Construction Cost and Landlord shall pay the balance of such draw (which Landlord portion shall be paid from the· Construction Allowance). After the entire Construction Allowance has been disbursed, Tenant shall pay to Landlord 100% of the amount by which Total Construction Costs exceed the Construction Allowance from time to time upon Landlord's request therefor (and in no event later than thirty (30) days after each such request). No later than thirty (30) days after Substantial Completion of the Work, Tenant shall pay to Landlord an amount equal to the Total Construction Costs (adjusted as provided herein for any approved changes to the Work), less (1) the amount of the advance payment already made by Tenant, and (2) the amount of the Construction Allowance, provided that Landlord has delivered reasonable back-up (e.g., invoices) for the same, as well as copies of final lien waivers from the major contractors related to the same. In the event of default of payment of such excess costs, Landlord (in addition to all other remedies) shall have the same rights as for an Event of Default under this Lease.
9. Construction Allowance. Landlord shall provide to Tenant a construction allowance of Seventy Dollars ($70.00) per rentable square foot in the Building 1 Premises (the "Construction Allowance") to be applied toward the Total Construction Costs, adjusted as provided herein for any changes to the Work. The Construction Allowance shall not be disbursed to Tenant in cash, but shall be disbursed by Landlord to pay the Total Construction Costs, if, as, and when the cost of the Work is actually incurred. Landlord shall disburse within thirty (30) days following receipt of a disbursement request (which requests shall not be made more frequently than once per calendar month), and if such request and all applicable supporting material is made by the fifth (5th) day of a calendar month, Landlord shall endeavor to make the applicable disbursement prior to the end of such calendar month. No less than eighty percent (80%) of the Construction Allowance must be applied toward the expenses (both hard and soft costs) incurred by Tenant for the construction of improvements to the interior of Tenant's leased Premises. Provided Landlord has completed the Work, if, at first anniversary of the date of this Lease, the entire Construction Allowance has not been used as set forth in this Section, the remaining amount automatically shall be applied by Landlord to Tenant's then-current Rent obligations. In addition, Landlord shall provide to Tenant a design layout allowance not to exceed Ten Cents ($0.10) per rentable square foot in the Building 1 Premises (and not the Building 2 Premises) (the "Design Allowance") to be applied toward the costs of designing a layout for two (2) floors (one (1) typical floor plan layout and one (1) specialty or executive layout» of the Building 1 Premises. Tenant may begin drawing funds up to an aggregate amount of Four Dollars ($4.00) per rentable square foot in the Building 1 Premises from the Construction Allowance following the date of this Lease to pay for costs incurred by Tenant for space planning, design and legal services. Tenant shall furnish a written requisition for any portion of the Construction Allowance that is to be applied toward such expenses, which requisition shall be accompanied by appropriate invoices and such other documentation as may reasonably be requested by Landlord.

10. Agent Supervision. Landlord shall engage a third party (the "Agent CM") to supervise the Work, make disbursements required to be made to the Agent at Risk, and act as a liaison between the Agent at Risk and Landlord and coordinate the relationship between the Work, the Buildings and the Buildings' Systems. The Agent CM shall receive a fee for its construction supervision services equal to three percent (3.00%) of all hard and soft construction costs related to the Work (excluding· any work performed solely by Tenant or personal property installed by Tenant for which Landlord has no supervisory or delivery responsibility hereunder or under the Lease) (the "Agent CM Fee"), which amount may, at Tenant's election, either be paid from the Construction Allowance or by the Tenant as set forth herein, provided that all such payments, whether from the Construction Allowance or from the Tenant shall, at Landlord's option be paid directly to the Agent CM and/or to the Landlord (for delivery to the Agent CM). Concurrently with each disbursement of the Construction Allowance from time to time, an amount equal to 3% of such disbursement shall be drawn from the Construction Allowance to fund the Agent CM Fee. After the entire Construction Allowance has been disbursed, Tenant shall pay all remaining portions of the Agent CM Fee from time to time upon Landlord's request therefor (and in no event later than thirty (30) days after each such request). Landlord's approval of any of the Space Plans, Working Drawings, and/or Work, as applicable, shall not constitute an implication, representation or certification that such work is in accordance with any statues, codes, ordinances or other regulations, the compliance with which is the responsibility of Tenant and its Architect and contractors.
11. Construction Representatives. Landlord's and Tenant's representatives ("Authorized Representatives") for coordination of construction and approval of change orders will be as follows, provided that either party may change its representative upon written notice to the other:

Landlord's Representative:	John Fitzgerald c/o Archon Group, L.P. 1775 Pennsylvania Ave. NW, Suite 300 Washington, DC 20006 Telephone: 202-3 i2-6734 Telecopy: 202-312-6703

Tenant's Representative:	Don Elsen c/o BHDP Architecture 302 West Third Street, Suite 500 Cincinnati, Ohio 45202 Telephone: 513.271.1634 Telecopy: 513.271.7017

Neither party shall be obligated to respond to any instructions, approvals, changes, or other communications from anyone claiming to act on the other party's behalf other than the other party's Authorized Representative. All references in this Exhibit to actions taken, approvals granted, or submissions made by a party shall mean that such actions, approvals or submissions have been taken, granted or made, in writing, by such party~s Authorized Representative acting for such party.
12. Miscellaneous.
(a) Applicability. To the extent not inconsistent with this Exhibit, Sections Sea) and 21 of this Lease shall govern Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.
(b) Intentionally Omitted.
(c) Warranties. All Work shall include a one (1) year warranty which shall begin on the date of substantial completion of all Work at the Premises (including' punchlist work). Tenant and Landlord shall cooperate with one another and use commercially reasonable efforts to enforce any warranties related to the Work should any of the materials, fixtures or equipment incorporated in the Building 1 Premises require repair or prove to be defective.

(d) Early Access and Freight Elevators. Subject to scheduling in Landlord's reasonable discretion (and to the extent any scheduling would reasonably be anticipated to interfere with Landlord's completion of the Work, in Landlord's sole and absolute discretion), after Tenant's and Landlord's execution of appropriate side letter agreement(s) stating the parameters of and dates for specific work to be completed in the Building 1 Premises by Tenant, Tenant and its designated contractors, agents and representatives shall have the right to access Building 1 and the portions of the Complex as reasonably necessary for the purpose of preparing the Building 1 Premises for occupancy such as the installation of personal property or trade fixtures); provided, however, any failure to comply with Landlord's reasonable construction rules which results in delays in the substantial completion of the Work resulting solely from any such early occupancy by Tenant shall be a Tenant Delay. Tenant, its contractors and representatives shall have the right to use, at no additional cost or expense to Tenant, the freight elevators located in Building 1 to complete the necessary fit-out work for Tenant's business and initial move in of Tenant's furniture.

SCHEDULE 1
LIST OF PRE-APPROVED AGENTS AT RISK
Whiting Turner
Barton Mallow
Blackwood One

SCHEDULE II
ADDITIONAL BUILDING 1 COMPONENTS OF WORK
1) Connection of the Conduit (identified on Schedule I of Exhibit J) to Building 1 (provided that such connection work shall be completed no later than the final completion of such Conduit identified on Schedule I of Exhibit J notwithstanding anything to the contrary.
2) Landlord shall, at Landlord's cost and expense, with respect to the Building 1 Premises, frame, insulate and drywall the perimeter wall, and install kneewall with aluminum window sill.
3) Landlord shall, at Landlord's cost and expense, provide and install Building standard horizontal aluminum window blinds (SWF Color #630 Coconut or equivalent) at all exterior windows in the Building 1 Premises.
4) Landlord shall, at Landlord's cost and expense, with respect to the Building 1 Premises, enclose interior columns in drywall.

EXHIBIT E
FORM OF CONFIRMATION OF LEASE COMMENCEMENT DATE

, 20

Re:
Lease Agreement (the ''Lease'') dated ________________________,2011, between W2007 RDG REALTY, L.L.C., a Delaware limited-liability company ("Landlord"), and ClENA CORPORATION, a Delaware corporation ("Tenant"). Capitalized terms used herein but not defined shall be given. the meanings assigned to them in the Lease.

Re: Lease Agreement (the ''Lease'') dated ,2011, between W2007 RDG REALTY, L.L.C., a Delaware limited-liability company ("Landlord"), and ClENA CORPORATION, a Delaware corporation ("Tenant"). Capitalized terms used herein but not defined shall be given. the meanings assigned to them in the Lease.

Ladies and Gentlemen:
Landlord and Tenant agree as follows:
1. Condition of Premises. Tenant has accepted possession of the [Building 1 Premises / Building 2 Premises] pursuant to the Lease.
2. Lease Commencement Date. The Lease Commencement Date. of the Lease is _______________,
20____.
3. Expiration Date. The Term is scheduled to expire on the last day of the _th full calendar month of the Term, which date is ________________,20____.

4. Contact Person. Tenant's contact person in the Premises is:

Attention: ______________________________
Telephone: _____-_____-________________
Telecopy: _____-_____-________________

5. Area of Premises. The number of rentable square feet ill the Premises is
___________________.
6. Binding Effect: Governing Law. Except as modified hereby; the Lease shall remain in full effect and this letter shall be binding upon Landlord and Tenant and their respective successors and assigns. This letter shall be governed by the laws of the state in which the Premises are located.
Please indicate your agreement to the above matters by signing this letterin the space indicated below and returning an executed original to us.

E - 9

Sincerely,

[PROPERTY MANAGEMENT COMPANY SIGNATURE BLOCK], on behalf of Landlord

By:
Name:
Title:

Agreed and accepted:

CIENA CORPORATION, a Delaware corporation

By:
Name:
Title:

E - 2

EXHIBIT F
FORM OF TENANT ESTOPPEL CERTIFICATE
The undersigned is the Tenant under the Lease (defmed below) between W2007 RDG REALTY, L.L.C., a Delaware limited liability company ("L~ndlord"), and the undersigned as Tenant, for the Premises on the floor(s) of the office building located at ., and commonly known as , and hereby certifies as of the date hereof as follows:
1.The Lease consists of the original Lease Agreement dated as of , 20_ between Tenant and Landlord and the following amendments or modifications thereto (if none, please state "none"):

The documents listed above are herein collectively referred to as the "Lease" and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defmed shall be given the meaning assigned to them in the Lease.
2.The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.
3.The Term commenced on ______________, 20___ and the Term expires, excluding any renewal options, on , 20_, and Tenant has no option to purchase all or any part of the Premises or the Buildings or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.
4.Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"):

5.All monthly installments of Basic Rent and all monthly installments of estimated Additional Rent have been paid through _________________ . The current monthly installment ofBasic Rent is $ ________________
6.To Tenant's knowledge, Landlord is not in default under the Lease. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.
7.To Tenant's knowledge, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims that the undersigned has agaiilst Landlord, and, to the undersigned's knowledge, no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.
8.No rental has been paid more than thirty (30) days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.
9.If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

F - 3

10.There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.
11.To Tenant's knowledge, subject to the tenus of the Lease, all tenant improvement work to be perfonued by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allmyances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.
12.Nothing contained herein shall amend the Lease or limit or restrict Tenant's audit rights set forth thereunder.

Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord's Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord's Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate. is a condition of disbursing loan advances or making such loan or acquiring such property. .
Executed as of_________________, 20____.
TENANT: ClENA CORPORATION, a Delaware corporation

TENANT:	CIENA CORPORATION, a Delaware corporation

By:
Name:
Title:

F - 4

EXHIBIT G
PARKING
Tenant shall have the right to use up to four (4) unreserved parking spaces per 1,000 rentable square feet of Building 1 Premises or Building 2 Premises leased in the parking facilities associated with the Building 1 Premises or Building 2 Premises, as applicable (the "Parking Area"), and Landlord shall provide such unreserved parking spaces to Tenant during the Term and any extensions thereof, subject to such terms, conditions and regulations as are from time to time applicable to patrons of the Parking Area, at no additional charge during the Term. Landlord shall use commercially reasonable efforts (as part of Operating Costs) to reasonably light the parking areas for Building 1 and/or Building 2, as applicable, from dusk until dawn seven (7) days per week.
Tenant shall at all times comply with all Laws respecting the use of the Parking Area. Landlord reserves the right to adopt, modify, and enforce reasonable rules and regulations governing the use of the Parking Area from time to time including any key-card, sticker, or other reasonable identification or entrance systems and hours of operations. Landlord may refuse to permit any person who violates such rules and regulations to park in the Parking Area, and any violation ofthe rules and regulations shall subject the car to removal from the Parking Area.
Tenant may validate visitor parking by such method or methods as Landlord may reasonably. approve. Unless specified to the contrary above, the parking spaces provided hereunder shall be provided on an unreserved, "first-come, first served" basis. Tenant acknowledges that Landlord has arranged or may arrange for the Parking Area to be operated by an independent contractor, not affiliated with Landlord.
There will be a replacement charge payable by Tenant equal to the amount posted from time to time by Landlord for loss of any magnetic parking card or parking sticker issued by Landlord. The storage or repair of vehicles in the Parking Area shall be prohibited.. Landlord reserves the right to close the Parking Area as necessary during periods of unusually inclement weather, maintenance, cleaning or repair. In: the event of closure of the Parking Area, Landlord shall use commercially reasonable efforts to minimize the period of closure. During periods of closure over five (5) business days for reasons within Landlord's reasonable control, Landlord shall provide Tenant with reasonable, convenient alternative parking at no out-of-pocket cost (and not as an Operating Cost) to Tenant (including shuttle service if such alternative parking is more than one (1) block away); provided, however, if such closure of the Parking Area over five (5) business days is for reasons outside of Landlord's reasonable control, Landlord shall provide Tenant with reasonable, convenient alternative parking at no direct out-of-pocket cost to Tenant (including shuttle service if such alternative parking is more than one (1) block away) but such costs shall be included in Operating Costs notwithstanding anything to the contrary. Landlord shall, upon reasonable request from Tenant, use commercially reasonable efforts to enforce Tenant's parking rights against other Complex tenants and any third parties.
All motor vehicles (including all contents thereof) shall be parked in the Parking Area at the sole risk of Tenant and each other Tenant Party, it being expressly agreed and understood Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and Landlord is not responsible for the protection and security of such vehicles. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN TillS LEASE, LANDLORD SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY PROPERTY DAMAGE OR LOSS WHICH MIGHT OCCUR ON THE PARKING AREA OR AS A RESULT OF OR IN CONNECTION WITH THE PARKING OF MOTOR VEHICLES IN ANY OF THE PARKING SPACES.

G - 1

EXHIBIT H
RENEWAL OPTION
Provided no Event of Default exists under this Lease at the time of such election, Tenant shall have the right to renew this Lease with respect to all or a portion of the then-leased Premises for two (2) additional periods of five (5) years each by delivering written notice of the exercise thereof to Landlord at least twelve (12) months before the expiration of the Term (the "Renewal Notice"). The Renewal Notice shall conclusively specify (in detail) the portion of the then-leased Premises that Tenant is renewing (i.e., if less than all, then the portion Tenant will occupy during the applicable renewal period). If Tenant elects not to renew the term of this Lease with respect to all of the then-leased Premises, then during the applicable renewal period, (i) Tenant must pay actual out-of-pocket costs of construction of all necessary demising walls (which walls shall be constructed by Landlord), (ii) Tenant must continue to lease and occupy contiguous portions of the leased Premises (and if Tenant opts to renew as to more than one (1) floor, such floors shall be contiguous floors, as applicable, unless Tenant is not then leasing contiguous floors), and (iii) the Terminated Space must be of a size and layout to allow Landlord to reasonably re-lease such Terminated Space to a third party upon Tenant's vacation of the Terminated Space as mutually agreed upon by Landlord and Tenant (and, unless Tenant is doing so at the time of its renewal exercise, (i) in no event will Tenant have the right to renew in order to occupy less than half (Yz) of the rentable area on any floor partially occupied by Tenant, and (ii) in no event will Tenant partially occupy more than one (1) floor in any Building). The Basic Rent payable for each month during such extended Term shall be the prevailing rental rate (the "Prevailing Rental Rate"), at the commencement of such extended Term, for renewals of space or new leases for office space in the building(s) of equivalent quality, size, efficiency, utility, age and location, with the length of the extended Term, the credit standing of Tenant, current market concessions, tenant improvement allowances for renewals or new leases of office space, brokerage commissions, a new base year for additional rent calculation, and other then-market economic considerations to be taken into account. Within thirty (30) days after receipt of Tenant's notice to renew, Landlord shall deliver to Tenant written notice of the Prevailing Rental Rate and shall advise Tenant of the required adjustment to Basic Rent, if any, and the other terms and conditions offered. Tenant shall, within fifteen (15) business days after receipt of Landlord's notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate and whether Tenant elects to have the Prevailing Rental Rate determined by a three-broker method. If Tenant timely notifies Landlord that Tenant accepts Landlord's determination of the Prevailing Rental· Rate, then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:
(a) Basic Rent shall be adjusted to the Prevailing Rental Rate;
(b) Tenant shall have no further renewal option unless expressly granted by Landlord in writing or as expressly set forth in this Exhibit; and
(c) Landlord shall lease to Tenant the Premises (or the applicable portion thereof) in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements except for any expressly set forth in the Prevailing Rental Rate.

If Tenant fails to timely notify Landlord in writing that Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate, time being of the essence with respect thereto, Tenant's rights under this Exhibit shall terminate and Tenant shall have no right to renew this Lease. If Tenant rejects Landlord's determination of the Prevailing Rental Rate and fails to affirmatively elect to use a three-broker method set forth herein to determine the Prevailing Rental Rate, Tenant shall be deemed to have elected to use such three-broker method. If Tenant timely elects to or is deemed to have elected to use a three-broker method set forth herein to determine the Prevailing Rental Rate, then:
(a) Landlord and Tenant shall, within ten (10) days after the expiration of the foregoing fifteen (15) day period, each appoint a disinterested licensed real estate broker who shall (i) be licensed as a broker in the State of Maryland, (ii) have at least ten (10) years of experience in commercial real estate

H - 1

leasing in the State of Maryland, (iii) have particular and current experience in the first-class office market in the general market area, and (iv) be recognized within the field as being reputable and ethical (collectively, an "Appraiser"), provided, however, in no event shall any Appraiser be a broker that either Landlord or Tenant (including any parent company, subsidiary or affiliate of either Landlord or Tenant) has engaged pursuant to a written agreement during the five (5) year period prior to appointment of such Appraiser. Each party shall give writtennotice to the other within such ten (10) day period. If either Landlord or Tenant shall fail timely to appoint an Appraiser, then the single Appraiser appointed by one party shall proceed to make the determination of the Prevailing Rental Rate, in accordance with the terms and conditions therefor set forth in the preceding paragraph of this Exhibit. Such Appraisers (or Appraiser) shall, within fifteen (15) days after the appointment of the last of them to be timely appointed, complete their written determinations of the Prevailing Rental Rate in accordance with the terms and conditions therefor set forth in the preceding paragraph of this Exhibit, and furnish the same to Landlord and Tenant. Each party shall pay the fees and costs of the Appraiser appointed by it (however, if only one Appraiser is timely appointed, the parties shall share the fees and costs of such Appraiser equally) ..
(b) If the valuations taken as a whole vary by two percent (2%) or less of the higher value, then the Prevailing Rental Rate shall be the average of the two valuations. If the valuations (taken as a whole) vary by more than two percent (2%) of the higher value, the two Appraisers shall within ten (10) days after submission of the last appraisal report, appoint a third disinterested Appraiser who shall meet all the criteria set forth in this Exhibit as an Appraiser with the same qualifications set forth for the original two Appraisers described above. Such third Appraiser shall, within fifteen (15) days after the appointment, make a determination of which of the two (2) other Appraisers' valuation shows the more correct Prevailing Rental Rate and that valuation shall be binding upon Landlord and Tenant. All fees and costs incurred in connection with'the determination of the Prevailing Rental Rate by the third Appraiser shall be paid one half (Yz) by Landlord and one half (Yz) by Tenant.
Tenant's rights under this Exhibit shall automatically terminate if (1) this entire Lease or Tenant's right to possession of the entire Premises has been terminated, (2) Tenant assigns more than fifty percent (50%) of its, interest in this Lease (other than to a Permitted Transferee), (3) Tenant sublets more than fifty percent (50%) of the Premises (other than to a Permitted Transferee), (4) Tenant has early terminated this Lease with respe'ct to more than fifty percent (50%) of the entire initial Premises, or (5) Tenant fails to timely exercise its option under this Exhibit, time being ofthe essence with respect to Tenant's exercise thereof.
Tenant's rights under this Exhibit are personal to Ciena Corporation and any Permitted Transferee that has assumed in writing all of Ciena Corporation's obligations under this Lease in its entirety, and may be exercised only by Ciena Corporation and such Permitted Transferee and not by any assignee or other subtenant of Ciena Corporation.

H - 2

EXHIBIT I
RIGHT OF FIRST OFFER
Subject to (i) those certain renewal or expansion options or other preferential rights of other tenants in the Complex which are set forth in the leases of such tenants and are set forth with particularity in Schedule 1 to this Exhibit I attached hereto, and (ii) Landlord's right to renew or extend the terms of a lease (regardless of whether such renewal or extension right exists in such lease), and provided no Event of Default then exists, Landlord shall, prior to offering any of the space in the Complex (the "Offer Space") to any party (other than the then-current tenant or occupant therein), first offer to lease to Tenant the Offer Space in an "AS-IS" condition; such offer shall (a) be in writing, (b) specify the part of the Offer Space being offered to Tenant hereunder (the "Designated Offer Space"), (c) have a term coterminous with the Term of this Lease, and (d) specify the lease terms for the Designated Offer Space, including the rent to be paid for the Designated Offer Space and the date on which the Designated Offer Space shall be included in the Premises (the "Offer Notice"). The Offer Notice shall be substantially similar to the Offer Notice attached to this Exhibit. Tenant shall notify Landlord in writing whether Tenant elects to lease the entire Designated Offer Space on the terms set forth in the Offer Notice, within ten (10) business days after Landlord delivers to Tenant the Offer Notice. If Tenant timely elects to lease the Designated Offer Space, then Landlord and Tenant shall execute an amendment to this Lease, effective as of the date the Designated Offer Space is to be included in the Premises, on the terms set forth in the Offer Notice and, to the extent not inconsistent with the Offer Notice terms, the terms of this Lease; however, Tenant shall accept the Designated Offer Space in an "ASIS" condition and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements except as specifically provided in the Offer Notice.
If Tenant fails or is unable to timely exercise its right hereunder with respect to the Designated Offer Space, then such right shall lapse as to that Designated Offer Space only, time being of the essence with respect to the exercise thereof (it being understood that Tenant's right hereunder is a one-time right only as to each Designated Offer Space the first time it is offered to Tenant hereunder), and Landlord may lease all or a portion of the Designated Offer Space to third parties on such terms as Landlord may elect. Notwithstanding the foregoing terms of this Exhibit, (a) Landlord shall not lease the space to a third party, within 180 days after the end of the foregoing ten (10) business day period on monetary terms that are less than ninety percent (90%) of the net effective terms identified in Landlord's last offer to Tenant (except as provided herein below) and (b) if within one hundred eighty (180) days after the end of the foregoing ten (10) business day negotiation period, Landlord intends to offer the space to a third party on monetary terms that are less than ninety percent (90%) of the net effective terms (in both cases taking into consideration .the rent and other monetary components, such as tenant improvement allowances and rent abatements) identified in Landlord's last offer for the Offer Space, then prior to leasing the Designated Offer Space to such third party; Landlord will again notify Tenant of the availability of such Designated Offer Space upon such new terms and for a period of ten (10) business days after receipt of such notice, Tenant shall again have the right to exclusively negotiate with Landlord to lease the Designated Offer Space, but neither Landlord nor Tenant will be obligated to enter into a lease for such space; thereafter, Landlord may lease the Designated Offer Space to any party on any terms Landlord determines in its sole discretion. Tenant may not exercise its rights under this Exhibit if an Event of Default exists. In no event shall Landlord be obligated to pay a commission with respect to any space leased by Tenant under this Exhibit to more than one (1) broker of Tenant, and Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.
Tenant's rights under this Exhibit shall terminate if (a) there are less than two (2) full Lease Years left in the Term (and Tenant has not renewed the Lease Term), (b) this Lease or Tenant's right to possession of the Premises is terminated, (c) Tenant is then subletting (other than to a Permitted Transferee) more than twenty-five percent (25%) of the initial Premises, (d) Tenant is leasing less than seventy-five percent (75%) of the rentable square footage in the Complex that Tenant leases on the date of this Lease, (e) Tenant assigns any of its interest in this Lease (other than to a Permitted Transferee), (f) Tenant has terminated this Lease as to more than fifty percent (50%) of the initial Premises under the terms of Section 26 of this Lease, or (g) Tenant has elected to renew the term of the Lease with respect to less than fifty percent (50%) of the Premises initially leased by Tenant on the date of this Lease.

Tenant's rights under this Exhibit are personal to Ciena Corporation and any Permitted Transferee that has assumed in writing all of Ciena Corporation's obligations under this Lease in its entirety, and may be exercised only by Ciena· Corporation and such Permitted Transferee and not by any assignee or other subtenant of Ciena Corporation.

Schedule I
Other Tenant Rights
• Right of renewal granted to Transportation Security Administration

FORM OF OFFER NOTICE
[Insert Date of Notice ]
BY TELECOPY AND FEDERAL EXPRESS

[TENANT'S ADDRESS]

Re:
Lease Agreement (the "Lease") dated _______________,20____,between W2007 RDG REALTY, L.L.C., a Delaware limited liability company ("Landlord"), and CIENA CORPORATION, a Delaware corporation ("Tenant"). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

Ladies and Gentlemen:
Pursuant to the Right of First Offer attached to the Lease, this is an Offer Notice on Suite _______. The basic terms and conditions are as follows: LOCATION:

LOCATION:

SIZE:	_____________ rentable square feet

BASIC RENT RATE:	$____________per month

TERM:

IMPROVEMENTS:

COMMENCEMENT:

PARKING TERMS:

OTHER MATERIAL TERMS:

Under the terms of the Right of First Offer, you must exercise your rights, if at all, as to the Designated Offer Space on the depiction attached to this Offer Notice within [ ] days after Landlord delivers such Offer Notice. Accordingly, you have until 5:00PM local time on , 20_, to exercise your rights under the Right of First Offer and accept the terms as contained herein, failing which your rights under the Right of First Offer shall terminate and Landlord shall be free to lease the Designated Offer Space to any third party. If possible, any earlier response would be appreciated. Please note that your acceptance of this Offer Notice shall be irrevocable and may not be rescinded.
Upon receipt of your acceptance herein, Landlord and Tenant shall execute an amendment to the Lease memorializing the terms of this Otter Notice including the inclusion of the Designated Otter Space in the Premises; provided, however, that the failure by Landlord and Tenant to execute such amendment shall not affect the inclusion of such Designated Offer Space in the Premises in accordance with this Offer Notice.
THE FAILURE TO ACCEPT THIS OFFER NOTICE BY (1) DESIGNATING THE "ACCEPTED" BOX, AND (2) EXECUTING AND RETURNING THIS OFFER NOTICE TO LANDLORD WITHOUT

MODIFICATION WITHIN SUCH TIME PERlOD SHALL BE DEEMED A WAIVER OF TENANT'S RlGHTS UNDER THE RlGHT OF FIRST OFFER FOR SUCH DESIGNATED SPACE, AND TENANT SHALL HAVB NO FURTHER RlGHTS TO THE DESIGNATED OFFER SPACE. THE FAILURE TO EXECUTE THIS LETTER WITHIN SUCH TIME PERlOD SHALL BE DEEMED A WAIVER OF THIS OFFER NOTICE.
Should you have any questions, do not hesitate to call.
Sincerely,

[please check appropriate box}

ACCEPTED	☐
REJECTED	☐

CIENA CORPORATION, a Delaware corporation

By:
Name:
Title:
Date:

Enclosure [attach depiction a/Designated Offer Space]

EXHIBIT J
BUILDING 2 WORK LETTER AND BUILDING 2 BASE BUILDING DESCRIPTION
Landlord shall complete the base-building for Building 2 (the ''Building 2 Base Building") in accordance with the specifications for such base-building construction set forth in Schedule 1 attached hereto ("Building 2 Specifications") and plans specified on Schedule 2 attached hereto (the ''Building 2 Base Building Plans") in a good and workmanlike manner (the "Building 2 Base Building Work"). Landlord shall pay all costs for designing the Building 2 Base Building (excluding the tenant improvements) and, except as expressly set forth to the contrary in Schedule 1, Landlord shall bear all costs of the Building 2 Base Building Work (excluding the tenant improvements).
All terms and provisions regarding the Tenant Improvements to be constructed by Landlord in the Building
2 Premises, as set forth in Exhibit D to this Lease (with the except~on of Landlord's Design Allowance), shall be .applicable to the Building 2 Premises as if the Building 2 Premises were the Building 1 Premises (and all references to the Premises, Building, Tenant Improvements, Building Structure, Building Systems, and similar terms shall be deemed to apply only to Building 2), except that: (I) the following dates shall be substituted in Section 2(a) and Section 3 (a) for the Space Plans Delivery Deadline, the Working Drawings Delivery Deadline and the Governmental Plan Approval Deadline, respectively:
2(a): Building 2 Space Plans Delivery Deadline -November 28,2011;
3(a): Building 2 Working Drawings Delivery Deadline -85% percent complete drawings March.5, 2012;
(II) final (i.e., 100% complete) Working Drawings April 2, 2012 (and for the purpose of this Subpart II, the terms of Section 3(a) of Exhibit D will apply to both the 85% complete Working Drawings and the final (i.e., 100% complete) Working Drawings as if restated in its entirety for both sets of plans);
and (III) the following text shall be added after the last sentence of Section 5: Notwithstanding the foregoing terms of this Section 5, Tenant may request reasonable changes to the following three (3) matters, on or before the date that the 85% complete Building 2 Working Drawings must be complete and, so long as such changes do not materially impact the Building 2 Base Building or the Building 2 Base Building Plans and Tenant uses diligent commercially reasonable efforts to facilitate and cooperate with Landlord to promptly effectuate any such requested changes, such change requests will not be deemed to be Tenant Delay: (i) exhaust venting for computer lab space,
(ii) infrastructure for a kitchen/cafeteria space, and (iii) venting for a kitchen/cafeteria space.
The Delay Penalties for the Work performed under this Exhibit J shall not exceed Two Thousand Dollars ($2,000) for the first thirty (30) days of delay and Ten Thousand ($10,000) for each day of delay from (and including) the thirty-first (31st) day until (and including) the ninetieth (90th) day, and Twelve Thousand Dollars ($12,000) for each day of delay thereafter.
The Construction Allowance for the Building 2 Premises (and the applicable portions of the Work on Schedule 1) shall be Seventy Dollars ($70.00) per rentable square foot in the Building 2 Premises. The Agent CM Fee shall be paid for the Building 2 Work as set forth in Section 10 of Exhibit D (with respect to the Building 2 Work), provided that the Construction Allowance (applicable to the Building 2 Premises) may be used to fund the same as set forth in Section 10 of Exhibit D. Landlord shall not provide an additional design layout allowance with respect to Building 2 and the amount specified therefor Exhibit D applies to the same for both the Building 1 Premises and the Building 2 Premises (notwithstanding anything to the contrary). Tenant may not begin drawing funds from the Construction Allowance (applicable to Building 2) following the date of this Lease as set forth in Exhibit D. ·Landlord and Tenant agree that the Agent at Risk selected by Landlord (the "Building 2 Agent at Risk") for the Building 2 Base Building Work will be the same Agent at Risk selected by Landlord for the Work with respect to the Building 2 Tenant Improvements. The Building 2 Agent at Risk may, at Landlord's option, be different than the Agent at Risk that performs the Work with respect to Building 1, but the Building 2 Agent at Risk will be selected by Landlord from the list of parties identified on Schedule 1 of Exhibit D.

For the purpose of this Exhibit J, Substantial Completion of the Building 2 Tenant Improvements means that the Building 2 Base Building Work is substantially completed, the Work (with respect to the Building 2 Tenant Improvements) is substantially completed and (as selected by Landlord) either Landlord's architect or Tenant's architect shall have certified the same on a standard form AlA form 704 certificate or similar certification, and the Building 2 Premises and the immediate parking areas associated with Building 2 shall be usable and accessible and substantially free of debris. Notwithstanding. the foregoing terms of this paragraph, Substantial Completion of the Work (with respect to the Building 2 Tenant Improvements) shall have occurred even though minor details of construction, decoration, landscaping and mechanical adjustments remain to be completed by Landlord, provided that the same do not materially interfere with Tenant's business operations. For the purpose of determining solely whether any of the Building 2 FF&E Condition, and/or the Building 2 Lab Space, have achieved "Substantial Completion," the same will deemed to have occurred when the same is substantially completed in substantial accordance with the Working Drawings therefor, and either (as selected by Landlord) Landlord's architect or Tenant's architect shall have certified the same on a standard form AlA form 704 certificate or similar certification . . If Landlord elects for Tenant's architect to make any such certification of substantial completion as aforesaid, then Tenant agrees to cause its architect to reasonably provide the same.

SCHEDULE l
BUILDING 2 BASE BUILDING SPECIFICATIONS
Unless otherwise expressly provided in this Schedule, all of the following work shall be performed at Landlord's sole cost and expense.

Category	Item	Specifications
Energy Efficiency	LEED Certification	Building 2 base building will be built to standards expected to earn it certification as LEED Gold. The certification will not be obtained until completion of the Building 2 base building.
Super Structure	Structure	Reinforced concrete load-bearing exterior wall structure with structural steel framing and composite concrete floor desks.
	Column Spacing	30'-0" x 35'-0" (typical)
Floor Load
Floors 2 and 3 - 100 lbs. per square foot dead load (except as set forth below in the next sentence).

Tenant's leased space for (i) 2 bays on floor 2 (as designated on Schedule 3 of this Exhibit J), and the first floor, 250 lbs. per square foot live load.

	Slab to Slab Height	14' - 0"
	Ceiling Heights	11' finished ceiling in lobby and 9' finished ceiling in office areas.
	Construction Code	To be Fully Sprinklered
	Covered Walkway	Landlord shall design and construct at Landlord's expense a covered walkway between the side of Building 1 and the side of Building 2 in accordance with the plans attached hereto as Schedule 5.
Building Envelope	Facade	Textured reinforced concrete load-bearing walls.
	Fenestration	Aluminum storefront and curtain wall systems with 1" insulated vision and spandrel glazing.
	Roof	Single ply white reflective TPO roofing with R-30 insulation.
	Access Control	Card readers for "after hours" access at primary building entrances, 1st floor restrooms, and central stairs.
Base Building Amenities	Loading Docks	Two 4' loading areas and 8' high dock door, as well as a dock leveler identified by the manufacturer's specifications shown on Schedule 4 of this Exhibit J.
	Parking	Four cars per 1,000 rentable square feet (subject to terms of the Lease).
	Lobby Finishes	Architectural cherry millwork with polished stone base, polished travertine flooring with black granite accents, painted gypsum wall and ceiling surfaces, and cherry wood and glass tenant entrances.
Conduit
Conduit (consisting of two four-inch lines) for Tenant to install its telecommunications, electric and generator supply between the two Buildings. Such conduit shall be laid in a concrete bed with the lines separated by a minimum of 12" and a minimum bend radius of 48" at building entry.

Mechanical Systems	Design Conditions
Installed equipment designed to provide the following: Summer Indoor - 75 degrees F.D.B. and 50% RH. Summer Outdoor - Based on local 2-1/2% design conditions as specified in the latest edition of the "ASHRE Handbook of Fundamentals". Winter Indoor - 70 degrees F.D.B. Winter Outdoor - Based on local 97-1/2 design conditions as specified in the latest edition of the "ASHRE Handbook of Fundamentals".

Electrical Load - 4.0 watts/sf (lighting & power). Occupy - 1 person / 142 square feet. Ventilation Air (Outside Air) - 20 cfm per person.

RTUs
Six variable air volume (VAV) rooftop air conditioning units plus one constant volume RTU for the lobby and one split system heat pump for the elevator machine room. The six RTUs are complete with supply fan, exhaust fan, evaporator coils, electric heating coil, compressors, condensing unit, comparative enthalpy air economizer, heat wheel energy recovery section, isolation springs, roof curb and controls interface.

Distribution and VAVs
Vertical insulated ductwork drops and main horizontal insulated ductwork loops; VAV boxes (including controls), ducts and grills for finished common areas; and 52 fan powered boxes with electric re-heats in the tenant shell areas.

The remainder of the tenant distribution and tenant VAV boxes are to be provided as part of the Construction Allowance.

VAVs installed by Tenant are to be fan powered, parallel type terminals with electric heating coils at the building perimeter at a rate of one box per approximately 30 linear feet of perimeter space in accordance with the base building specifications; and shut off type terminals at a rate of approximately one box per 1000 square feet of interior area in accordance with the base building specifications.

If Tenant elects in writing on or before a date that does not delay the Work (as defined in Exhibit D), Landlord will not install VAV, electrical connections, controls, taps and spiral duct from trunk line to VAV at a credit of $2,025 per VAV. Any such credit shall be in the form of an increase in the Construction Allowance or a credit against Tenant's Basic Rent obligations for the Building 2 Premises first arising after the Building 2 Rent Commencement Date, as selected by Landlord.

	Controls & Instrumentation	DDC based automatic temperature control system.
Electrical Systems	Supply
3000 amp service at 277/480 voltage service.

Tenant may, at Tenant's sole cost, install one additional transformer in Building 2 for future expansion. Tenant shall pay all costs for conduit, etc. servicing the additional transformer.

Distribution
Building common areas are separately metered and distributed. Six tenant meters are provided along with distribution to two electric closets per floor. Each closet contains two 277 V panels with breakers, a step down transformer, and two 120 V panels with breakers.

Delivery of Current
Landlord shall cause electrical current to be delivered to the floors of Building 2 in the following amounts (and for partial floors occupied by Tenant, such amount shall be applicable to the portion of the floor leased by Tenant as of the date of this Lease):
480Y/277V total power per floor: 640A, 531.8kVA, 478.7kW (0.9 PF), 17 W/sf
480Y/277V HVAC: 300A, 249kVA, 224kW (0.9 PF), 1 W/sf
208Y/120V power: 417A @ 208/120V, 150kVA, 143kW (0.95 PF), 5 W/sf
Spare capacity: 149A @ 480277V or 344A @ 208/120V; 124kVA, 112kW (0.9 PF) 4 W/sf

Plumbing Systems	Storm Water	Roof storm water is collected via a series of roof drains, concealed vertical leaders, and underground piping to an on-site storm drain system.
Rest Rooms
Landlord shall provide, at Landlord's sole cost, building-standard rest rooms on each floor on Building 2, including dual flush toilet valves, ultra low flow urinal flush valves, and low flow faucets, overflow drains, and containing finishes substantially similar to those existing in the Building 1 rest rooms. The first floor restroom shall include accessible showers. Electric water coolers shall be provided on each floor.

Telecomm- unications	Distribution
Three 4" telephone conduits are provided to each building from the Verizon manhole in Corporate Center Drive terminating in Building 2's main telecom room. Conduit is provided from this location to two stacked series of telephone closets serving each floor.

Life Safety Systems	Sprinkler System
Base building fire suppression system is a complete automatic, wet type sprinkler system and includes service connection from the on-site main, control valves, check valves, alarm actuating devices, fire department Siamese connection, tamper switches, and standpipe. Finished common area heads are installed as semi-concealed. Tenant area heads are installed "turned up" and are to be modified by Tenant as part of the Construction Allowance.

Detection System
Building 2 is provided with a non-coded addressable, supervised, automatic fire alarm system with central control panel and manual pull stations in the finished common areas. Automatic heat and smoke detectors are provided in the base building common elements as required by code. Tenant area detection devices are to be provided by Tenant as part of the Construction Allowance.

	Horns and Strobes	Horns and strobes are provided in the finished common areas and Tenant shall install the same in Tenant areas as part of the Construction Allowance.
Vertical Transport- ation	Elevators	Three hydraulic 3,500 lb. capacity elevators, with removable protection pads for tenant move-in and occupancy/operations.
Elevator Lobbies	Multi-Tenant Floors
Multi-tenanted upper floor elevator lobbies will be finished with carpet, base, painted gypsum board walls, ceilings, and lighting to match the first floor lobby finished, with such work to be performed by Tenant as part of the Construction Allowance.

	Single-Tenant Floors	Single-tenanted upper floor elevator lobbies will be constructed by Tenant as part of the Construction Allowance.

Tenant Shell Spaces	Flooring
Landlord shall provide level concrete flooring prepared and ready for Tenant's finished flooring. Concrete floor coverings will be furnished and installed by Tenant as part of the Construction Allowance.

	Perimeter Kneewall	Framed, insulated and drywalled perimeter wall and kneewall with aluminum window sill.
	Columns Enclosure	Interior columns enclosed in drywall.
Demising Walls
Tenant shall, at Tenant's cost (which may be paid from the Construction Allowance), construct and finish all required demising walls on floors of which Tenant is the sole occupant.

Landlord shall construct all required demising walls on multi-tenanted floors and finish the common area-facing walls on such floors, and Tenant shall, at Tenant's cost (which may be paid from the Construction Allowance), finish such Tenant premises-facing walls.

Doors and Frames
Tenant shall install building standard 8'-0" x 3'0" hollow mental frames and cherry wood doors as part of the Construction Allowance at Tenant interiors.

Tenant shall install cherry wood framed glass suite entry doors as part of the Construction Allowance.

	Ceiling Grid and Tile	Tenant shall install building standard 2'-0" x 2'-0" regular edge tiles with 7/8" wide massed white tees as part of the Construction Allowance.
	Window Treatment	Landlord will provide and install Building standard horizontal aluminum window blinds (SWF Color #630 Coconut or equivalent) at all exterior windows.
	HVAC Distribution	Tenant shall install additional ductwork and terminals to meet base building specifications (as noted above) as part of the Construction Allowance.
Fire Protection
Existing fire suppression loop and upright turned heads. Tenant shall make modifications for the installation of semi-concealed heads as part of the Construction Allowance. FM200 and/or Pre-action fire protection system will be installed in data center area by Tenant as part of the Construction Allowance.

Lighting
Tenant shall install all building standard and specialty lighting as part of the Construction Allowance. Building standard lighting shall consist of 2' x 2' recessed perforated basket type fixtures with electronic ballast and two T-5 Lamps (Corelite Class R3 Rectangular Perforated Inlay or equal).
Tenant may install specialty lighting designated by Tenant in the applicable specialty areas.

	Light Switches	Tenant to install as required as part of the Construction Allowance.
	Emergency Lighting	Tenant to install in the Building 2 Premises as required as part of the Construction Allowance. Landlord to install in all common areas of Building 2.
	Power Receptacles	Tenant to install in the Building 2 Premises as required as part of the Construction Allowance.
	Fire Alarm Devises	Tenant to install in the Building 2 Premises as required as part of the Construction Allowance. Landlord to install in all common areas of Building 2.
	Communications Wiring	Tenant to install at Tenant's sole cost.

Tenant shall have the right to locate, in a location adjacent to the Building and reasonably acceptable to Landlord, condenser heat rejection units as required for supplemental cooling units required for data center or lab spaces.

SCHEDULE 2
BUILDING 2 BASE BUILDING PLANS
[to be attached]

STATION RIDGE PHASE II - 7031

ARCHON GROUP

ANNE ARUNDEL COUNTY MARYLAND

PERMIT SET

SEPTEMBER 30, 2011

BUILDING DESCRIPTION:

JURISDICTION:	ANNE ARUNDEL COUNTY, MARYLAND
BUILDING LOCATION:	7031 RIDGE ROAD, HANOVER, MARYLAND 21076
BUILDING DESCRIPTION:	3-STORY BUILDING, WITH ELEVATOR MACHINE ROOM (1ST. FLOOR); BUILDING EXTERIOR COMPRISED OF GLASS CURTAIN WALL AND TILT-UP CONCRETE.

CODE APPLICATION:

- INTERNATIONAL BUILDING CODE (IBC), 2003 (WITH LOCAL AMENDMENTS FOR ANNE ARUNDEL COUNTY, MARYLAND)
- THE LIFE SAFETY CODE, 2006 (NFPA 101)
- NATIONAL ELECTRICAL CODE, 2002 (NFPA 70)
- INTERNATIONAL MECHANICAL CODE, 2003
- INTERNATIONAL ENERGY CONSERVATION CODE, 2003
- NATIONAL PLUMBING CODE ILLUSTRATED, 2003
- NATIONAL FIRE PROTECTION CODE, 2006

OCCUPANCY CONSTRUCTION CLASS

BUILDING USE GROUP: "B" (BUSINESS)

CONSTRUCTION CLASS: 2-B FULLY SPRINKLERED

GENERAL BUILDING LIMITATIONS:

370% TOTAL PERCENTAGE FACTOR OF AREA MODIFICATION (TABLE 503)

ACTUAL FLOOR AREA:

FIRST	30,746 GSF.
SECOND	30,935 GSF.
THIRD	30,935 GSF.
SUB TOTAL	92,616 GSF.

ACTUAL BUILDING HEIGHT:	42'-0" (TOP OF STEEL @ 3rd. FLR.)
ALLOWED BY CODE: (TABLE 503)	UNLIMITED

FIRE PROTECTION:

FIRE RESISTANCE RATINGS (TABLE 601 AND 602)

STRUCTURAL FRAME:	0 HOUR (101)
NONBEARING WALLS AND PARTITIONS EXTERIOR:	0 HOUR (102)
NONBEARING WALLS AND PARTITIONS INTERIOR:	0 HOUR (101)
FLOOR CONSTRUCTION:	0 HOUR (101)
ROOF CONSTRUCTION:	0 HOUR (101)

REFER TO GENERAL NOTES ON SHEET A-001 FOR FULL EXTENT OF FIREPROOFING

FIRE SEPARATION ASSEMBLIES (706, 707, 1019)

EXIT ENCLOSURES 2 HOURS (706.3.2, 1019.1)

NON-LOAD BEARING PARTITIONS	0 HOUR (TABLE 602)
EXIT PASSAGEWAY	1 HOUR (1020) 2 HOUR AT STAIR EXTENSIONS (1020)
CORRIDOR	0 HOUR (10.16.1)

REFER TO GENERAL NOTES ON SHEET A-001 FOR FULL EXTENT OF FIREPROOFING

MEANS OF EGRESS

OCCUPANT LOAD PER FLOOR (1004 AND TABLE 1004.12)

BUSINESS		ASSEMBLY	
FIRST FLOOR	27,671 GSF/100 = 276.7	FIRST FLOOR	3,075 /15 = 205
SECOND FLOOR	27842 GSF/100 = 278.4	SECOND FLOOR	3,094 /15 = 206
THIRD FLOOR	27842 GSF/100 = 278.4	THIRD FLOOR	3,094 /15 = 206
TOTAL	833.5 OCC.	TOTAL	617 OCC.
GRAND TOTAL	1,450.5 OCC.		

NOTE: 10% ADDED TO GSF TO ACCOMODATE "ASSEMBLY" OCCUPANTS.

CAPACITY OF EGRESS COMPONENTS (TABLE 1005.1)

EGRESS WIDTH STAIRWAYS = 0.3 INCH(NFPA)

WITH SPRINKLER DOORS/RAMPS/CORRIDORS = 0.15 INCH.

TRAVEL DISTANCE WITH SPRINKLER EXIT ACCESS (TABLE 1015.1) 300' ALLOWED

EXIT PASSAGEWAY

EGRESS SERVING STAIRS #1 AND #3 SHALL MAINTAIN A 2 HR FIRE RATED ENCLOSURE. IN ADDITION TO THE FULL HEIGHT 2 HR FIRE RATED WALLS, REFER TO A-601 DETAIL # 5, THE ABOVE COMPOSITE METAL DECK / CONCRETE AT THE SECOND LEVEL SHALL MAINTAIN UL DESIGN NO. D-826

DEAD END CORRIDOR	50' (1016.3)
COMMON PATH OF TRAVEL	300' (1004.24)
INTERIOR STAIRWAYS	2 HOURS
SMOKEPROOF ENCLOSURES	> 75' ABOVE DISCHARGE (NOT REQUIRED)
NUMBER OF DOORWAYS	2 IF > 50, 3-PROVIDED
SIZE OF DOORS	32" MIN. REQUIRED, 36" PROVIDED (1008.1.1)
HORIZONTAL EXITS	2 HOURS (1019.0)
STAIRS (3 PROVIDED) 44"	428 x 0.3 = 128/3 = 42.5"
OTHERS	HANDRAILS, EXIT SIGNS AND LIGHTS, MEANS OF EGRESS LIGHTING & ACCESS TO ROOF

IBC	WITH SPRINKLER	
	STAIRS	DOORS, CORR.
	0.2"	0.15"
NFPA	0.3"	0.15"

NOTE:

PERMIT IS REVIEWED AS A SHELL BUILDING ONLY. FUTURE TENANT IMPORVEMENTS SHALL BE DONE UNDER SEPARATE BUILDING PERMITS WITH PLANS SUBMITTED TO PERMIT APPLICATION CENTER FOR REVIEW LOCATED AT HERITAGE OFFICE COMPLEX 2664 RIVA ROAD, ANNAPOLIS, MARYLAND 21401.

TENANT DEMISING WALL SHOWN ON FLOOR PLANS ARE FOR REFERENCE ONLY, TWO REMOTELY LOCATED EXITS WILL BE PROVIDED FROM EACH TENANT SPACE.

PLUMBING FIXTURE CALCULATIONS

TABLE 403.1 2003 INTERNATIONAL PLUMBING CODE

SEE PLANS FOR FLOOR CALCULATION

A-101 FIRST FLOOR

A-102 SECOND FLOOR

A-103 THIRD FLOOR

WATER FOUNTAINS @ 1/100, (9 TOTAL PROVIDED)

ALLOWABLE SQUARE FOOTAGE REDUCTION- FIXTURE ALLOCATION

FLOOR	REST ROOMS	ELEVATOR	STAIR	MECH/LOBBY	TOTAL AREA
1	640	217	257+257+262	2253	
	640	217	776	2253	4086
2	677	217	257+257+262	900	
	677	217	776	900	2600
3	677	217	257+257+262	1175	
	677	217	776	1175	2846

FLOOR	GROSS SQUARE FOOTAGE	ALLOWABLE REDUCTION	AREA GROSS - REDUCTION	BUSINESS 90%	ASSEMBLY 10%
1	30,746	4,080	26,060	23,993.73	2,665.97
2	30,935	2,660	28,275	25,447.50	2,827.50
3	30,935	2,846	28,087	25,278.30	2,808.70

VICINITY MAP
NOT TO SCALE
PROJECT SITE

DRAWING INDEX:

GENERAL

G-001	COVER SHEET

ARCHITECTURAL

A-001	GENERAL NOTES
A-101	FIRST FLOOR PLAN
A-102	SECOND FLOOR PLAN
A-103	THIRD FLOOR PLAN
A-104	ROOF PLAN
A-105	EDGE OF SLAB FIRST FLOOR
A-106	EDGE OF SLAB SECOND FLOOR
A-106A	EDGE OF SLAB THIRD FLOOR
A-107	EDGE OF DECK ROOF PLAN
A-108	FIRST FLOOR RCP
A-109	SECOND FLOOR RCP
A-110	THIRD FLOOR RCP
A-111	FIRST FLOOR LIFE SAFETY PLAN
A-112	SECOND FLOOR LIFE SAFETY PLAN
A-113	THIRD FLOOR LIFE SAFETY PLAN
A-114	ROOF PLAN FIRE PROTECTION
A-201	BUILDING B ELEVATIONS
A-202	ENLARGED ELEVATIONS
A-203	ENLARGED ELEVATIONS
A-204	ENLARGED ELEVATIONS
A-205	ENLARGED ELEVATIONS
A-206	NOT USED
A-207	PANEL ELEVATIONS
A-208	PANEL ELEVATIONS
A-209	PANEL ELEVATIONS AND SECTIONS
A-210	PANEL PLANS
A-211	PANEL PLANS
A-212	PANEL PLANS AND SECTION DETAILS
A-213	PANEL PLANS AND SECTION DETAILS
A-214	PANEL PLAN DETAILS
A-301	BUILDING SECTION
A-302	WALL SECTIONS
A-303	WALL SECTIONS
A-304	WALL SECTIONS
A-305	WALL SECTIONS
A-306	WALL SECTIONS
A-307	STAIR SECTIONS
A-308	ELEVATOR SECTIONS
A-401	LEVEL 1 CORE AREAS
A-402	LEVEL 2 ENLARGED FLOOR PLANS
A-403	LEVEL 3 ENLARGED FLOOR PLANS
A-404	ELEVATOR PLANS & INT. ELEVATIONS
A-405	STAIR DETAILS
A-406	ENLARGED PLANS AND DETAILS
A-407	ENLARGED PLAN DETAILS
A-408	ENLARGED PLAN DETAILS
A-409	ENLARGED PLAN DETAILS
A-410	ENLARGED PLAN DETAILS
A-411	ROOF DETAILS
A-411A	ROOF DETAILS
A-501	FINISH DETAILS
A-501A	ENLARGED CANOPY PLAN
A-501B	ENLARGED CANOPY PLAN
A-502	SECTION DETAILS
A-503	SECTION DETAILS
A-504	SECTION DETAILS
A-505	ENLARGED SECTION DETAILS
A-506	NOT USED
A-507	OVERALL CANOPY PLAN
A-508	OVERALL CANOPY ROOF PLAN
A-509	ENLARGED CANOPY RAMP PLANS
A-510	ENLARGED CANOPY ROOF PLANS
A-511	ELEVATION AT RAMP
A-512	SECTIONS AT RAMP
A-513	SECTIONS AT RAMP
A-514	SECTIONS AT RAMP
A-515	SECTIONS AND DETAILS AT RAMP
A-601	PARTITION SCHEDULES
A-602	DOOR SCHEDULE AND NOTES
A-603	DOOR DETAILS
A-604	PUNCHED WINDOW & CURTAIN WALL DETAILS
A-605	CURTAIN WALL DETAILS
A-801	INTERIOR ELEVATIONS RESTROOMS
A-802	INTERIOR ELEVATIONS
A-803	INTERIOR ELEVATIONS LOBBY
A-804	INTERIOR DETAILS - LOBBY
A-805	FLOOR PATTERN & REF. CLG. PLAN
A-805A	FLOOR PATTERN & FINISH MATERIAL SCHEDULE
A-806	INTERIOR DETAILS

STRUCTURAL

S-001	STRUCTURAL NOTES
S-101	FOUNDATION PLAN
S-201	SECOND FLOOR FRAMING PLAN
S-202	THIRD FLOOR FRAMING PLAN
S-301	ROOF FRAMING PLAN
S-302	ROOF SCREEN FRAMING PLAN
S-401	ENLARGED FLOOR FRAMING PLANS
S-402	ENLARGED REAR & FRONT CANOPY FRAMING PLANS
S-403	ENLARGED ROOF FRAMING PLANS
S-404	WALKWAY CANOPY FOUNDATION PLAN
S-405	WALKWAY CANOPY ROOF FRAMING PLAN
S-501	FOUNDATION DETAILS
S-502	FOUNDATION DETAILS
S-503	FOUNDATION DETAILS
S-504	FOUNDATION DETAILS
S-601	FLOOR FRAMING DETAILS
S-602	FLOOR FRAMING DETAILS
S-603	CANOPY FRAMING DETAILS
S-604	CANOPY FRAMING DETAILS
S-701	ROOF FRAMING DETAILS
S-702	ROOF FRAMING DETAILS
S-703	ROOF SCREEN FRAMING DETAILS
S-704	ROOF SCREEN FRAMING DETAILS
S-705	ROOF SCREEN FRAMING DETAILS
S-801	STANDARD FOUNDATION DETAILS
S-901	STANDARD STEEL DETAILS
S-1001	ROOF DIAGRAMS
S-1002	JOIST LOADING DIAGRAMS
S-1101	TYP. PANEL ELEV, EMBEDS & NOTES

MECHANICAL

MP-101	COVER SHEET- MECHANICAL
M-201	LEVEL 1 FLOOR PLAN -MECHANICAL
M-202	LEVEL 2 FLOOR PLAN- MECHANICAL
M-203	LEVEL 3 FLOOR PLAN- MECHANICAL
M-204	ROOF LEVEL FLOOR PLAN- MECHANICAL
M-301	DETAILS- MECHANICAL
M-401	SCHEDULES- MECHANICAL

PLUMBING

P-201	LEVEL 1 FLOOR PLAN- PLUMBING
P-202	LEVEL 2 FLOOR PLAN- PLUMBING
P-203	LEVEL 3 FLOOR PLAN- PLUMBING
P-204	ROOF PLAN PLUMBING- PLUMBING
P-301	PART. PLANS- PLUMBING
P-401	RISER DIAGRAMS- PLUMBING
P-402	RISER DIAGRAMS- PLUMBING
P-501	DETAILS- PLUMBING

ELECTRICAL

E-001	COVER SHEET- ELECTRICAL
E-101	LEVEL 1 LIGHTING PLAN- ELECTRICAL
E-102	LEVEL 2 LIGHTING PLAN- ELECTRICAL
E-103	LEVEL 3 LIGHTING PLAN- ELECTRICAL
E-201	LEVEL 1 POWER PLAN- ELECTRICAL
E-202	LEVEL 2 POWER PLAN- ELECTRICAL
E-203	LEVEL 3 POWER PLAN- ELECTRICAL
E-204	ROOF PLAN ELECTRICAL-ELECTRICAL
E-301	RISER DIAGRAMS- ELECTRICAL
E-302	DETAILS- ELECTRICAL
E-401	SCHEDULES- ELECTRICAL
E-402	SCHEDULES- ELECTRICAL
E-403	SCHEDULES- ELECTRICAL
E-404	SCHEDULES- ELECTRICAL

ARCHITECT

BAKER AND ASSOCIATES
3601 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL

HAYNES WHALEY ASSOC.
1881 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0028

MECHANICAL / PLUMBING / ELECTRICAL

META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1188 FAX (703) 224-1190

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY MARYLAND

NOT ISSUED FOR CONSTRUCTION

DATE SEPTEMBER 30, 2011

PERMIT SET

100 PERCENT SUBMISSION

COVER SHEET

SCALE AS NOTED

G-001

FILENAME: 110672_G-001Bcvr.dwg

SCHEDULE 3
FLOOR LOAD DESIGNATIONS
[to be attached]

275'-6"
23 SPA. AT 10'-0" = 230'-0"
17 SPA. @ 10'-0" = 170'-0"
PANEL WALL BELOW
RE: SHEET S405 FOR WALKWAY CANOPY INFORMATION
142'-0 1/8" TO RADIUS POINT
RADIUS W.P.

SECOND FLOOR FRAMING PLAN

SCALE: 1/32" = 1'-0"

PLAN NORTH

PLAN NOTES:

1. TOP OF SLAB ELEVATION ABOVE REFERENCED FIRST FLOOR ELEVATION 0'-0" IS +XX'-0"
2. FLOOR SLAB SHALL BE NORMAL WEIGHT CONCRETE, 5 1/2" THICK ON COMPOSITE DECK. COMPOSITE STEEL DECK SHALL BE 2", 18 GAGE COLD FORMED STEEL CONFORMING TO ASTM A611, GRADE D AND SHALL HAVE A PHOSPHATIZED AND PAINTED LOWER SURFACE AND PHOSPHATIZED ONLY TOP SURFACE. DECK SHALL SHALL HAVE A MINIMUM SECTION MODULUS OF 0.785 INCHES CUBED PER FOOT WIDTH. REINFORCE SLAB WITH 6x6-W2.1xW2.1 WELDED WIRE FABRIC. CONCRETE COMPESSIVE STRENGTH SHALL BE 3500 PSI.
3. TOP OF STEEL ELEVATION OF ALL FLOOR BEAMS SHALL BE 5 1/2" BELOW FINISH FLOOR ELEVATION, UNLESS NOTED OTHERWISE.
4. BEAM INFORMATION SHOWN THUS W16x26 [12] c=1"
   - BEAM SIZE
   - NO. OF SHEAR CONNECTORS
   - UPWARD CAMBER
5. DENOTES DIRECTION OF FLOOR DECK SPAN.
6. INDICATES FULL HEIGHT CONCRETE PANEL.
7. INDICATES FULL PENETRATION MOMENT CONNECTION.
8. F.P. DENOTES FIRE PROOFING.
9. INDICATES EXTENT OF SECOND FLOOR FRAMING DESIGNED TO SUPPORT A LIVE LOAD OF 250 POUNDS PER SQUARE FOOT (PSF).

NOT FOR CONSTRUCTION

PROFESSIONAL CERTIFICATION. I HEREBY CERTIFY THAT THESE DOCUMENTS WERE PREPARED OR APPROVED BY ME, AND THAT I AM A DULY LICENSED PROFESSIONAL ENGINEER UNDER THE LAWS OF THE STATE OF MARYLAND, LICENSE NO. 18321, EXPIRATION DATE: 07/02/13

ARCHITECT
BAKER AND ASSOCIATES
3601 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL
HAYNES WHALEY ASSOC.
1881 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0028

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1189 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

SECOND FLOOR FRAMING PLAN

SCALE AS NOTED

S201

HWA # 2011-0268-00

SCHEDULE 4
DOCK LEVELER
[see attached]

RHE

HYDRAULIC EDGE-O-DOCK LEVELER

Ergonomic push-button operation

Eliminates manual lifting and chance of injury.

Automatic return to dock

Automatically returns lip to stored position when leveler is operated without trailer in place.

Saves time and space

Eliminates need to store, find and move portable plates to correct dock positions.

Operating handle

In case of power failure, unit quickly converts to manual operation. Operating handle also functions as a maintenance strut.

High strength construction

Ramp and lip made of high strength, low-alloy steel.

Grease fittings

Improve operation and reduce maintenance.

IDEAL FOR DOCKS SERVICING TRUCKS WITH MINIMAL HEIGHT DIFFERENCE, OR WHERE SPACE IS A PROBLEM.

Powerup/powerdown buttons give full control and increase safety ▶

RITE-HITE®

J-11

402986585v16

RHE HYDRAULIC SPECIFICATIONS

Nominal dimensions:

Width	Overall Width
66" (1676 mm)	102" (2591 mm)
72" (1829 mm)	108" (2743 mm)
78" (1981 mm)	114" (2896 mm)
84" (2134 mm)	120" (3048 mm)

Width and overall width:

Overall Width
Beveled Lip
Leveler Width

Standard features:

- Capacities are 20,000 lbs (9,070 kg), 30,000 lbs (13,600 kg) and 40,000 lbs (18,144 kg).*
- Capable of servicing trucks 5" (127 mm) above and 5" (127 mm) below dock level.*
- 16" (406 mm) bumpers
- 13" (330 mm) ramp in the stored position
- 12" (305 mm) standard lip
- Deck and lip are 3/8" (10 mm) to 5/8" (16 mm) thick (depending on capacity) high strength, low-alloy steel (55,000 psi minimum tensile strength). Lip is beveled for smooth transition.
- Push-button controls for power-up/power-down
- Guaranteed against defects in workmanship and materials for (1) year from date of sale. We reserve the right to change specifications without notice.

Operation:

Simple push-button operation with automatic lip extension. When the truck pulls away, the leveler returns to the stored position. The unit can also be returned to the stored position with the truck in place. The lip will not stay extended without the truck in place.

Hydraulics:

A 2" (51 mm) bore double acting cylinder with 1" (25 mm) diameter chrome plated piston rod is powered by 100 CIPM bi-directional pump.

Motor:

110v/1ph/60Hz 5 amp load. Available in 240 and 480 VAC.

Optional features:

- Post Office Model with 2" (51 mm) cart stop.
- Special widths.
- Hot dipped galvanized (six week lead time).
- 14" (355 mm) lip.
- Tapered lip.
- Steelface bumpers.
- Treaded transition plate (for mounting where sufficient dock edge steel is not present).
- Approach ramp (to be used in overcoming excessive height differential).

* Due to the limited length of ECO levelers, its structure is subjected to greater dynamic load than on longer levelers. Capacities are based on ideal operating conditions (i.e. maximum gross load traveling at 3 mph on 10% grade or less); if the application exceeds this condition a higher capacity leveler must be selected.

#1 New construction:

Standard installation with poured in place curb channel.

Bumper Projection
Bumper
Automatic Lip Extension
Hydraulic Power Unit
Double Acting Cylinder
Stored Position
TYP
TYP
TYP
Anchor Leg
⅜" channel and anchor detail

#2 Existing construction:

Transition plate required for existing construction with curb angle or no angle.

Transition plate with bend
Concrete Floor

#3 Pit installation:

Please contact a Rite-Hite Representative for details.

RITE-HITE DOORS RITE-HITE® Frommelt®

Rite-Hite Corporation
8900 North Arbon Drive Milwaukee, WI 53223 USA (414) 355-2600 (800) 456-0600 FAX (414) 355-9248
Mailing Address: Rite-Hite Corporation P.O. Box 245020 Milwaukee, WI 53224 USA
www.ritehite.com

J-12

402986585v16

SCHEDULE 5
COVERED WALKWAY PLANS
[to be attached]
The plans attached to this exhibit are subject to the following:
1. Extent and requirement for railings is specifically addressed and approved by Tenant in Tenant's reasonable discretion, subject to compliance with all applicable codes including but not limited to ADA.
2. Coordination between canopy columns and existing sidewalk is specifically addressed to eliminate columns from landing in the middle of sidewalks and approved by tenant.
3.Costs for modifications to existing conditions to accommodate the current layout as represented by the canopy drawings is included in the terms of the lease covered by LL and not the Tenant. Existing conditions that may be impacted by the final coordination include, but not limited to, existing sidewalks, landscaping, site utilities, etc.

130'-0"
39'-0"
35'-0"
RAMP UP 1:12
ADA RAMP UP 1:12
53'-5"
48'-3"
8'-0"
RAMP DN 1:12
ADA RAMP DN 1:12
7'-0"
118'-8"
68'-8"
68'-5"
12'-8"
96
98
100
102
103.2
104
106
A-511
SCALE: 1/8" = 1'-0"

1 A-507 A-507 OVERALL CANOPY RAMP PLAN
SCALE: 1/8"=1'-0"

ARCHITECT
BAKER AND ASSOCIATES
3501 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL
HAYNES WHALEY ASSOC.
1881 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0026

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1198 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY
MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

OVERALL CANOPY FLOOR PLAN

SCALE AS NOTED

A-507

FILENAME: 110672_A-507-516_SOT (Curtis)2.dwg

3
A-507 A-509
2
A-507 A-509
1
A-507 A-509
96
94.4
94
98
98.6
100
103.2
104
106
107.2
EX
24" SD
SCALE: 1/8" = 1'-0"
N

1 OVERALL CANOPY ROOF PLAN
A-507 A-507 SCALE: 1/8"=1'-0"

ARCHITECT
BAKER AND ASSOCIATES
3601 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL
HAYNES WHALEY ASSOC.
1861 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0028

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1158 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY
MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

OVERALL CANOPY ROOF PLAN

SCALE AS NOTED

A-508

FILENAME: 110672_A-507-515_SDT (Curtis)2.dwg

RAMP UP 1:12
30'-0"
62'-3"
20'-3"
29'-0"
TOW99.92
TOW112.77
TOW102.92
TOW114.25
TOW109.77

1 A-509 A-507 PART PLAN @ CANOPY RAMP
SCALE: 1/4"=1'-0"

RAMP UP 1:12
27'-9"
39'-0"
RAMP DN 1:12
30'-0"
TOW94.67
TOW95.17
TOW96.11
TOW98.57
TOW95.37
TOW95.87

2 A-509 A-507 PART PLAN @ CANOPY RAMP
SCALE: 1/4"=1'-0"

RAMP UP 1:12
TOW98.57

3 A-509 A-507 PART PLAN @ CANOPY RAMP
SCALE: 1/4"=1'-0"

SCALE: 1/4" = 1'-0"

ARCHITECT
BAKER AND ASSOCIATES
3001 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL
HAYNES WHALEY ASSOC.
1881 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0028

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1168 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY
MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

ENLARGED CANOPY RAMP PLANS

SCALE AS NOTED

A-509

FILENAME: 110672_A-507-515_SDT (Curtis)2.dwg

TOS119.18
TOS116.20 (H)
TOS111.96 (L)
TOS110.97
TOS107.17
TOS106.00
SLOPE12:2DN
MATCH LINE A
100
103
104

1 A-510 A-508 PART PLAN @ CANOPY ROOF
SCALE: 1/4"=1'-0"

TOS110.25
TOS104.42
TOS103.95
TOS109.78
TOW98.57
TOS107.17
TOS106.00
TOS111.87
TOS103.52
TOS103.05
TOS110.95
SLOPE12:2DN
MATCH LINE A

2 A-510 A-508 PART PLAN @ CANOPY ROOF
SCALE: 1/4"=1'-0"

TOS109.50
TOS110.67
TOW98.57
TOS107.17
SLOPE12:2DN
SD

3 A-510 A-508 PART PLAN @ CANOPY ROOF
SCALE: 1/4"=1'-0"

SCALE: 1/4" = 1'-0"

ARCHITECT
BAKER AND ASSOCIATES
3601 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL
HAYNES WHALEY ASSOC.
1881 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0028

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1188 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY
MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

ENLARGED CANOPY ROOF PLANS

SCALE AS NOTED

A-510

FILENAME: 110672_A-507-515_SDT (Curtis)2.dwg

T.O. PARAPET 54'-2"
T.O. PARAPET 45'-2"
ROOF 42'-0"
LEVEL 3 28'-0"
LEVEL 2 14'-0"
LEVEL 1 0'-0"
SIM
SIDEWALK VARIES
W1H
W1D
1
2
3
4
5
6

1 A-511 A-507 ELEVATION OF RAMP
SCALE: 3/16"=1'-0"

KEY NOTE LEGEND

1. ADA RAMP W/ COVERED WALKWAY
2. PAINTED GUARD/HANDRAIL ASSEMBLY
3. HSS COLUMN
4. CAST-IN PLACE CONCRETE WALL W/HORZ REVEALS
5. STANDING SEAM MTL SHED ROOF W/FAC FIN SOFFIT & FACIA
6. RETAINING WALL RE:STRUCTURAL DRAWINGS

SCALE: 3/16" = 1'-0"

ARCHITECT
BAKER AND ASSOCIATES
3601 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL
HAYNES WHALEY ASSOC.
1881 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0028

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1188 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY
MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

ELEVATION AT RAMP

SCALE AS NOTED

A-511

FILENAME: 110672_A-507-515_SDT (Curtis)2.dwg

6'-0"
6'-4"
6'-0"
6'-0"
6'-0"
6'-0"
6'-0"
6'-0"
6'-0"
3'-0"
7'-0"
5
3
5
Lift
Tower
4
2
6'-0"
6'-0"
12'-0"
6'-0"

SECTION @ RAMP
A-512 | A-507 SCALE: 1/4"=1'-0"

KEY NOTE LEGEND

1. ADA RAMP W/ COVERED WALKWAY
2. PAINTED GUARD/HANDRAIL ASSEMBLY
3. HSS COLUMN
4. CAST-IN PLACE CONCRETE WALL W/HORZ REVEALS
5. STANDING SEAM MTL SHED ROOF W/FAC FIN SOFFIT & FACIA
6. RETAINING WALL RE:STRUCTURAL DRAWINGS

SCALE: 1/4" = 1'-0"

ARCHITECT
BAKER AND ASSOCIATES
3601 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL
HAYNES WHALEY ASSOC.
1881 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0028

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1186 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

SECTIONS AT RAMP

SCALE AS NOTED

A-512

FILENAME: 110572_A-507-515_SDT (Curtis)2.dwg

T.O.S.
119.8
T.O.S.
118.2
T.O.S.
116.6
T.O.W.
110.75
T.O.W.
VARIES
LANDING
100.25
5'-10"
5'-10"
1'-10"
7"
4
A-513 A-515

1 SECTION @ RAMP
A-513 A-510 SCALE: 3/4"=1'-0"

T.O.S.
119.18
T.O.S.
118.20
STANDING SEAM MTL ROOF
OVER EXT PT SHEATHING &
MTL ROOF DECK. RE: STRUCT
T.O.S.111.96(H)
T.O.S.109.25(L)
T.O.S.109.71(H)
T.O.S.106.00(L)
T.O.W.
110.75
2:12
MAIN LANDING
107.25
LANDING
100.25
LANDING
99.25
5'-10"
5'-10"
1'-10"
7"
10'-6"
4'-10"
1'-3"
4
A-513 A-515

2 SECTION @ RAMP
A-513 A-510 SCALE: 3/4"=1'-0"

SCALE: 3/4" = 1'-0"

ARCHITECT
BAKER AND ASSOCIATES
3601 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL
HAYNES WHALEY ASSOC.
1881 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0026

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1186 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY
MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

SECTIONS AT RAMP

SCALE AS NOTED

A-513

FILENAME: 110672_A-507-515_SDT (Curtis)2.dwg

1'-10"
7'-0"
1'-10"
STANDING SEAM MTL ROOF OVER EXT PT SHEATHING & MTL ROOF DECK. RE: STRUCT
T.O.S. VARIES
2:12
T.O.S. VARIES
T.O.S. 96.75

1 A-507 A-514 SECTION @ COVER WALKWAY
SCALE: 3/4"=1'-0"

30'-0"
3'-0"
2'-9"
3'-0"
3'-0"
2'-9"
3'-0"

2 A-507 A-514 SECTION @COVERED WALKWAY
SCALE: 3/4"=1'-0"

2:12
STANDING SEAM MTL ROOF OVER EXT PT SHEATHING & MTL ROOF DECK. RE: STRUCT
1'-10"
7'-0"
1'-10"
2:12
T.O.S. VARIES
T.O.S. VARIES
ELEV 94.70

3 A-507 A-514 SECTION @COVERED WALKWAY
SCALE: 3/4"=1'-0"

2:12
STANDING SEAM MTL ROOF OVER EXT PT SHEATHING & MTL ROOF DECK. RE: STRUCT
1'-10"
7'-0"
1'-10"
T.O.S. VARIES
T.O.S. VARIES
2:12
ELEV 94.00

4 A-507 A-514 SECTION @COVERED WALKWAY
SCALE: 3/4"=1'-0"

1'-10"
7'-0"
1'-10"
T.O.S. 111.42
2:12
T.O.S. 110.25
ELEV VARIES

5 A-507 A-514 SECTION @COVERED WALKWAY
SCALE: 3/4"=1'-0"

ARCHITECT
BAKER AND ASSOCIATES
3601 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL
HAYNES WHALEY ASSOC.
1881 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0028

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1188 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

SECTIONS AND DETAILS AT RAMP

SCALE AS NOTED

A-514

FILENAME: 110672_A-507-515_SDT (Curtis)2.dwg

ROOF DECKING RE: STRUCTURAL
STEEL TUBE RE: STRUCTURAL
6
A-515 A-515
COLD-FORMED METAL FRAMING AS REQ'D
STEEL TUBE RE: STRUCTURAL
STEEL TUBE RE: STRUCTURAL
HORIZONTAL 3/4" DEEP 18 GUAGE SUB-GRIT
PRE-FINISHED FLAT METAL WALL PANEL WITH CONCEALED FASTENERS
JOINT SEALANTS
STEEL TUBE RE: STRUCTURAL

1 A-515 A-515 DETAIL
SCALE: 1 1/2"=1'-0"

ROOF DECKING RE: STRUCTURAL
STEEL TUBE RE: STRUCTURAL
STEEL CHANNEL RE: STRUCTURAL
8
A-515 A-515
STEEL TUBE RE: STRUCTURAL
HORIZONTAL 3/4" DEEP 18 GUAGE SUB-GRIT
PRE-FINISHED FLAT METAL WALL PANEL WITH CONCEALED FASTENERS
JOINT SEALANTS
STEEL TUBE RE: STRUCTURAL
COLD-FORMED METAL FRAMING AS REQ'D
STEEL TUBE RE: STRUCTURAL

2 A-515 A-515 DETAIL
SCALE: 1 1/2"=1'-0"

SPACING @ 4'-4 1/2" O.C.; ALIGN WITH HSS COLUMNS
METAL SEAM AND FLASHING ATTACHED TO PANEL
3/4" PLYWOOD SHEATHING (FIRE AND PRESSURE TREATED)
WATER PROOFING MEMBRANE

9 A-515 A-515 DETAIL CROSS SECTION OF SEAM
SCALE: 1 1/2"=1'-0"

ROOF DECKING RE: STRUCTURAL
STEEL TUBE RE: STRUCTURAL
6
A-515 A-515
COLD-FORMED METAL FRAMING AS REQ'D
STEEL TUBE RE: STRUCTURAL
STEEL TUBE RE: STRUCTURAL
HORIZONTAL 3/4" DEEP 18 GUAGE SUB-GRIT
PRE-FINISHED FLAT METAL WALL PANEL WITH CONCEALED FASTENERS
JOINT SEALANTS
STEEL TUBE RE: STRUCTURAL

3 A-515 A-515 DETAIL
SCALE: 1 1/2"=1'-0"

ROOF DECKING RE: STRUCTURAL
STEEL TUBE RE: STRUCTURAL
8
A-515 A-515
COLD-FORMED METAL FRAMING AS REQ'D
STEEL TUBE RE: STRUCTURAL
STEEL TUBE RE: STRUCTURAL
HORIZONTAL 3/4" DEEP 18 GUAGE SUB-GRIT
PRE-FINISHED FLAT METAL WALL PANEL WITH CONCEALED FASTENERS
JOINT SEALANTS
STEEL TUBE RE: STRUCTURAL

4 A-515 A-515 DETAIL
SCALE: 1 1/2"=1'-0"

ROOF DECKING RE: STRUCTURAL
STEEL TUBE RE: STRUCTURAL
7
A-515 A-515
COLD-FORMED METAL FRAMING AS REQ'D
STEEL TUBE RE: STRUCTURAL
STEEL TUBE RE: STRUCTURAL
HORIZONTAL 3/4" DEEP 18 GUAGE SUB-GRIT
PRE-FINISHED FLAT METAL WALL PANEL WITH CONCEALED FASTENERS
JOINT SEALANTS
STEEL TUBE RE: STRUCTURAL

5 A-515 A-515 DETAIL
SCALE: 1 1/2"=1'-0"

ROOF DECKING RE: STRUCTURAL
SEE NOTE 1
BACKER ROD AND SEALANT
STEEL TUBE RE: STRUCTURAL

6 A-515 A-515 DETAIL
SCALE: 1 1/2"=1'-0"

2'-6"
STANDING SEAM METAL ROOF
ROOF DECKING RE: STRUCTURAL
3/4" GLASS-MAT GYPSUM SHEATHING BOARD
SEE NOTE 1
STEEL TUBE RE: STRUCTURAL
T.O.S. VARIES
COLD-FORMED METAL FRAMING AS REQ'D
3/4" PLYWOOD SHEATHING (FIRE AND PRESSURE TREATED)
STEEL TUBE RE: STRUCTURAL
HORIZONTAL 3/4" DEEP 18 GUAGE SUB-GRIT
PRE-FINISHED FLAT METAL WALL PANEL WITH CONCEALED FASTENERS
JOINT SEALANTS

10 A-507 A-514 SECTION @COVERED WALKWAY
SCALE: 3/4"=1'-0"

NOTE1:
REFER TO DETAIL 9/A515 FOR TYPICAL
SEAM REQUIREMENT AT METAL FASCIA

STANDING SEAM METAL ROOF PANEL, PROVIDED W/ FACTORY APPLIED PAINT FINISH TO MATCH METAL PANEL MP-2
ROOF DECKING, RE: STRUCTURAL
SELF-ADHERING, HIGH TEMPERATURE SHEET UNDERLAYMENT
3/4" GLASS-MAT GYPSUM SHEATHING BOARD
SEE NOTE 1
BREAK METAL, FINISH TO MATCH METAL PANEL MP-2
3/4" PLYWOOD SHEATHING (FIRE AND PRESSURE TREATED)
BACKER ROD AND SEALANT
COLD FORMED METAL AND/OR STEEL FRAMING VARIES PER CONDITION

7 A-515 A-515 DETAIL
SCALE: 1 1/2"=1'-0"

ROOF DECKING, RE: STRUCTURAL
SEE NOTE 1
BACKER ROD AND SEALANT
STEEL TUBE, RE: STRUCTURAL

8 A-515 A-515 DETAIL
SCALE: 1 1/2"=1'-0"

SCALE: 3/4" = 1'-0"
SCALE: 1 1/2" = 1'-0"

ARCHITECT
BAKER AND ASSOCIATES
3601 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-0345

STRUCTURAL
HAYNES WHALEY ASSOC.
1651 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0028

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1166 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE
PHASE II-7031
ANNE ARUNDEL COUNTY
MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

SECTIONS AND DETAILS AT RAMP

SCALE AS NOTED

A-515

FILENAME: 110672_A-507-515_SDT (Curtis)2.dwg

T.O.S.
118.20
T.O.S.
119.8
T.O.S.
106.00

1 A-516 A-516 CANOPY ELEVATION 1
SCALE: 1/4"=1'-0"

T.O.S.
111.87
T.O.S.
111.42
T.O.S.
106.00
T.O.S.
103.52
T.O.S.
103.25
T.O.S.
106.0

2 A-516 A-516 CANOPY ELEVATION 2
SCALE: 1/4"=1'-0"

T.O.S.
109.5
T.O.S.
106.0

3 A-516 A-516 CANOPY ELEVATION 3
SCALE: 1/4"=1'-0"

ARCHITECT
BAKER AND ASSOCIATES
3601 EISENHOWER AVENUE, SUITE 601
ALEXANDRIA, VIRGINIA 22304
(703) 960-4400 FAX (703) 960-8345

STRUCTURAL
HAYNES WHALEY ASSOC.
1881 CAMPUS COMMONS DRIVE, SUITE 103
RESTON, VIRGINIA 20191
(703) 391-0024 FAX (703) 391-0026

MECHANICAL / PLUMBING / ELECTRICAL
META ENGINEERS, P.C.
1515 WILSON BLVD., SUITE 710
ARLINGTON, VIRGINIA 22209
(703) 224-1188 FAX (703) 224-1199

ARCHON® GROUP

STATION RIDGE

PHASE II-7031

ANNE ARUNDEL COUNTY
MARYLAND

DATE
SEPTEMBER 30, 2011

PERMIT SET
100 PERCENT SUBMISSION

SECTIONS AND DETAILS AT RAMP

SCALE AS NOTED

A-516

FILENAME: 110672_A-507-515_SDT (Curtis)2.dwg

EXHIBIT K
CLEANING
[see attached]

K - 1

Central Building Services

General Cleaning Specifications

GENERAL OFFICE CLEANING	Daily	Weekly	Monthly	Quarterly	Annually	As Needed	Other
Vacuum office area carpeting	✔						
Thorough vacuuming of office areas		✔					
Vacuum common area carpeting	✔						
Spot clean carpeting		✔					
Vacuum upholstered furniture			✔				
Empty trash receptacles	✔						
Replace liners in wastebaskets						✔	
Empty central recycling containers						✔	
Damp wipe trash receptacles						✔	
Clean and stock private restrooms	✔						
Dust desks, unobstructed surfaces		✔					
(incl. Counters, file cabinets, misc. furniture)							
Dust furniture legs and bases		✔					
High dust picture frames, partitions, shelving (70")		✔					
Dust partitions, window sills, ledges		✔					
Dust venetian blinds				✔			
Dust mop tile floors	✔						
Spot mop non-carpeted floors	✔						
Mop tile offices	✔						
Buff tile floors						✔	
Scrub and refinish tile floors						✔	
Spot clean glass partitions		✔					
Spot clean doors and walls (to 6 feet)		✔					
Clean fire extinguishers			✔				
Turn off lights	✔						

1 of 4

Central Building Services

General Cleaning Specifications

Common Area & Utility Cleaning	Daily	Weekly	Monthly	Quarterly	Annually	As Needed	Other
Empty trash receptacles	X						
Transport trash to main receptacle	X						
Transport recyclable to main receptacles						X	
Vacuum and clean elevator tracks						X	
Clean elevator cabs	X						
Vacuum elevator carpeting	X						
Police stairwells	X						
Dust stairwell railings and ledges		X					
Sweep stairwells		X					
Mop stairwells		X					
Remove cigarette butts from ash urns (if applicable)	X						
Replace sand in ash urns (if applicable)						X	
Vacuum entrance mats	X						
Sweep trash room	X						
Clean utility closets		X					
Clean janitors' storage area	X						
Clean entrance glass	X						
Polish non-lacquered surfaces (if applicable)						X	
Clean building directory	X						
High dust pipes, ledges, light fixtures, artwork				X			
Spot clean public hallway walls (to 6 feet)		X					
Dust fire extinguishers and enclosures		X					
Sweep and mop lobby floor	X						
Buff lobby floor (to manufacturer specs)						*	
Sweep and mop common area floors	X						
Buff common area floors		X					
Scrub and refinish lobby floor						X	
Scrub and refinish common area floors						X	
Spot clean common area carpeting		X					
Turn off lights	X						
Extract/encapsulate carpet in all public corridors/elevators				X			
Machine scrub Granite 1st floor lobby floor						X	
Seal Granite 1st floor lobby floor grout					X		

2 of 4

Central Building Services

General Cleaning Specifications

Restroom Cleaning	Daily	Weekly	Monthly	Quarterly	Annually	As Needed	Other
Empty trash receptacles	✔						
Empty sanitary napkin receptacles	✔						
Clean and sanitize toilets	✔						
Clean and sanitize urinals	✔						
Clean and sanitize sinks	✔						
Clean mirrors and bright work	✔						
Spot clean partitions	✔						
Spot clean walls (to 6 feet)	✔						
Clean and polish dispenser units	✔						
Clean air grilles		✔					
Clean exterior of light fixtures			✔				
Scrub floors				✔			
Spot clean doors and kick plates	✔						
Clean door frames and jambs		✔					
Stock sanitary dispensers	✔						
Stock toilet tissue dispensers	✔						
Stock hand towel dispensers	✔						
Fill hand soap dispensers	✔						
Mop and sanitize floors	✔						
Turn off lights	✔						
Machine scrub all stone/ceramic flooring						✔	
Seal all grout for stone/ceramic flooring					✔		

3 of 4

Central Building Services

General Cleaning Specifications

SPECIAL AREA CLEANING	Daily	Weekly	Monthly	Quarterly	Annually	As Needed	Other
Kitchens, Mail Rooms, Copy Rooms:							
Empty trash receptacles	✓						
Empty central recycling containers						✓	
Clean unobstructed surfaces	✓						
(incl. Sinks, counters, tables, shelves)	✓						
Spot clean walls, cabinets, appliances	✓						
High dust appliances, shelves, artwork		✓					
Spot mop non-carpeted floors	✓						
Buff non-carpeted floors						✓	
Scrub and refinish tile floors						✓	
Vacuum carpeted areas	✓						
Spot clean carpeted areas		✓					
Spot clean trash receptacles	✓						
Computer Rooms:							
Empty trash receptacles	✓						
Dust unobstructed surfaces/furniture	✓						
Dust mop/vacuum flooring	✓						

4 of 4

EXHIBIT L

Intentionally Omitted

L - 1

EXHIBIT M
Form of Subordination, Non-Disturbance and Attornment Agreement
NON-DISTURBANCE, ATTORNMENT
AND SUBORDINATION AGREEMENT
THIS NON-DISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT is made and entered into as of ________ day of _______________, _____, by and between ClENA CORPORATION,a Delaware corporation (the "Tenant"), whose address is 1201 Winterson Road, Linthicum, MD 21090, W2007 RDG REALTY, L.L.C., a Delaware limited liability company (the "Landlord"), W2007 RDG HOLDCO, L.L.C., a Delaware limited liability company (the "Borrower"), whose address is c/o Archon Group, L.P., 6011 Connection Drive, Irving, Texas 75039, Attn: . General Counsel-Station Ridge, and _____, as Agent (said Agent, together with any other entity which may hereafter be appointed as Agent under the [Construction Loan and Security Agreement] described below, is hereinafter referred to as the "Agent"), whose address for purposes hereof is ________ . The Agent serves as administrative agent for the financial institutions (the "Lenders") which are now or may hereafter become parties to that certain [Construction Loan and Security Agreement] executed or to be executed by and among the Agent, the Lenders, Landlord and Borrower in connection with the refinancing of, and construction of certain improvements on, the Land (as hereinafter defined).
RECITALS:
Landlord owns the land described in Exhibit A attached hereto and hereby made a part hereof for all purposes (the "Land").
Reference is hereby made to that certain Lease Agreement dated effective ____________, 2011, between the Landlord, as landlord, and Tenant, as tenant, said Lease not having been previously amended (said Lease Agreement shall herein be referred to as the "Lease Agreement"). Pursuant to the terms of the Lease Agreement, Tenant is the owner of a leasehold estate in a portion of the improvements to hereafter be constructed upon the Land (such portion of the Land, and the leased improvements thereon, being herein called the "Premises"). The Lease Agreement, together with all subsequent renewals, extensions and modifications of the Lease Agreement which are made in accordance with the terms hereof, are hereinafter collectively called the "Lease."
Landlord has executed or may execute an [Indemnity Deed of Trust, Assignment and Security Agreement] (the "Mortgage") covering, among other property, the Land in favor of the Agent, for the ratable benefit of the Lenders more particularly described therein, as security for indebtedness of Borrower to the Agent and the Lenders, which indebtedness is guaranteed by Landlord. .
As a condition to the extension by the Lenders to Borrower of the indebtedness to be secured by the Mortgage, the Agent has required that Tenant subordinate Tenant's leasehold interest in the Premises to all liens, security interests and assignments securing payment of any and all indebtedness now or hereafter secured by the Mortgage. Tenant is willing to proceed with such subordination of its leasehold interest; provided, however, that as a condition to such subordination, Tenant has required that Tenant's right of possession to the Premises shall not be disturbed by the Agent, the Lenders or any third party in the exercise of any of the Agent's or Lenders' rights under the Mortgage and all other security instruments securing payment of any of the indebtedness of Borrower secured by the Mortgage, which protection the Agent and Lenders are willing to grant in order to induce Tenant to proceed with such subordination.
AGREEMENTS:
In consideration of the premises and the sum of Ten Dollars ($10.00) paid by the Agent to Tenant, and other consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant, Landlord, Borrower and Agent (for itself and on behalf of the Lenders), mutually agree as follows:
1.Representations. Tenant hereby acknowledges to the Agent that the Lease is in full force and effect and has not been changed since execution. As of the date hereof, the Lease embodies the entire agreement between Landlord and Tenant and there are no side letters or other ancillary agreements between Landlord and Tenant. To Tenant's knowledge, as of the effective date hereof, there exists no default on the part of Landlord or Tenant under the Lease.
2.Subordination. Tenant covenants and agrees with the Agent that, subject to the terms and conditions of this Agreement, all of Tenant's right, title and interest in and to the Premises and any other interest of Tenant in the Land and any improvements thereon are and shall be subject, subordinate and inferior to (a) the lien and security interests of the Mortgage and all renewals, increases, replacements, extensions or modifications thereof and all other security instruments securing payment of any indebtedness of Borrower secured by the Mortgage, including any future advances made with respect to the Land and/or any improvements thereon, and (b) all right, title and interest of the Agent in the Land and the improvements thereon, including without limitation the Premises, pursuant to the Agent's enforcement of the lien and security interest of the Mortgage and/or any lien or security interest of any other security instruments securing payment of any indebtedness of Borrower secured by the Mortgage.
3.Nondisturbance. The Agent covenants and agrees with Tenant that, so long as no event of default by Tenant has occurred and is continuing under the Lease (after the expiration of the applicable notice and curative periods contained therein, if any), the Agent shall not disturb or interfere with Tenant's right of possession to the Premises in the event that the Agent or the Agent's successors or assigns, or any other purchaser at any foreclosure sale pursuant to the Mortgage or any other security instrument (hereinafter referred to as a "Foreclosure Transferee"), acquires title to all or any part of the Premises pursuant to the exercise of any remedy provided for in the Mortgage or any other security instrUment, nor shall Tenant be named as a party defendant to any action to foreclose the liens and security interests of the Mortgage or any other security instrument or otherwise for the purpose of terminating, disturbing or interfering with Tenant's interest and estate under the Lease, except to the extent required by applicable law.
4.Attornment. Tenant covenants and agrees to attorn to the Agent or any other Foreclosure Transferee, as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and the Agent or any other Foreclosure Transferee, if applicable, upon all of the terms, covenants, conditions and agreements set forth in the Lease; provided, however, the Agent, Lenders or such other Foreclosure Transferee shall not be:

(a) liable for any act, omission or breach of warranty or representation of any prior landlord, including Landlord; provided, however, if Tenant has provided Ageut a copy of any notices delivered to Landlord of a default by Landlord, Agent or the Foreclosure Transferee, as the case may be, will be obligated under the Lease for any default of Landlord stated in said notice delivered to Agent, which is reasonably susceptible to being cured and which continues and remains uncured at the time Agent or such other Foreclosure Transferee obtains possession or title to the Land, in which case, Agent or the Foreclosure Transferee will be afforded thirty (30) days from the later of (i) Agent or the Foreclosure Transferee obtaining possession or title to the Land, or (ii) Agent's or the Foreclosure Transferee's receipt of a notice from Tenant specifying such default. Unless such default is of such a nature to reasonably require more than thirty (30)

days to cure and then, Agent or the Foreclosure Transferee shall be permitted such additional time as is reasonably necessary to effect such cure, if Agent or the Foreclosure Transferee is proceeding diligently. to cure such default. Notwithstanding the foregoing, Agent or the Foreclosure Transferee will not be liable for any act, omission or breach of warranty or representation of any prior landlord occurring prior to Agent filing a foreclosure· proceeding against the Land, unless Tenant has given Agent written notice ofthe default prior to such filing;
(b) subject to any offset, defense or counterclaim which Tenant might be entitled to assert against any prior landlord, including Landlord; provided, however, if (i) Tenant has complied with Tenant's obligations under the Lease (if any) to preserve Tenant's rights in case of Landlord default by giving Landlord written notice specifying such default and (ii) Tenant has provided Agent a copy of such notification, Tenant shall be entitled to exercise any contractual self-help and offset rights permitted under the Lease with respect to any default of Landlord that (i) continues and remains uncured at the time Agent or such other Foreclosure Transferee obtains possession, control or title to the Premises, and (ii) that is not cured by Agent or the Foreclosure. Transferee, as the case may be, within the cure period set forth in subsection (a) above. Notwithstanding the foregoing, Tenant shall not be entitled to any offsets rights against Agent or such Foreclosure Transferee which Tenant might be entitled to assert against any prior landlord relating to acts or omissions that occurred prior to Agent filing a foreclosure proceeding against the Land, unless Tenant has given Agent written notice of the default prior to such filing, but Tenant shall still have rights to self-help;
(c) bound by any payment of rent, additional rent or other sum made by Tenant to Landlord for more than one (1) month in advance of its due date under the Lease;
(d) bound by any amendment or modification of the Lease, any assignment of the Lease, or any subletting the Lease hereafter made without the prior written consent of the Agent, to the extent such amendment or modification matenally and adversely alters the rights, duties or obligations of Landlord under the Lease, including without limitation, (i) a change in the initial or any renewal term of the Lease,. (ii) a change in any renewal,expansion, purchase, refusal or first offer rights under the Lease, (iii) a change in the description of the Demised Premises, (iv) a modification of the prohibited business activities or uses set forth in the Lease, (v) a change in the amount or calculation of Rent (as defmed in the Lease) or any other sum which is due and payable under the provisions of the Lease, or (vi) a modification of any other key economic factors or terms of the Lease, except in all such events (1) any matter for which Landlord must not expressly unreasonably withhold consent under the terms of the Lease, (2) any modification or ·amendment to the Lease which implements the exercise of a specific right of Tenant in the Lease to extend the term of the Lease pursuant to any option to renew the Lease as ofthe date of this Agreement, or (3) as otherwise approved by Agent in accordance with this Agreement (it being understood and agreed that any other amendment or modification of the Lease does not require the prior written consent of Agent, so long as Agent is furnished with a complete copy of any such amendment or modification within a reasonable time after the execution and delivery of the same by Landlord and Tenant);
(e) personally liable for any obligation under the Lease, it being understood that any recovery of a judgment by Tenant against Agent, Lenders or such other Foreclosure Transferee, as the case may be, shall be limited strictly to Agent, Lenders or such Foreclosure Transferee's interest in the Land and the improvements thereon;

(f) liable for the construction of any improvements required of Landlord under the Lease; provided, however, if Tenant has provided Agent a copy of any notices delivered to Landlord related to termination arising from construction obligations, such lack of liability shall not affect any rights of self-help and offset or termination described in the Lease in the event of such failure to complete such improvements. Notwithstanding the foregoing, so long as the Lease is in full force and effect and no party has acted to terminate the Lease, in the event that a Foreclosure Transferee acquires title to all or any part of the Premises pursuant to the exercise of any remedy provided for in the Mortgage or any other security instrument, and (1) Tenant has complied with its obligation to provide Agent a copy of any notices delivered to Landlord related to termination arising from construction obligations, and (2) Foreclosure Transferee fails to timely complete the construction of those improvements required to be performed by Landlord under Exhibit D and Exhibit J of the Lease (after the expiration of any applicable notice and cure period provided under the Lease (if any)), then Tenant is hereby granted (x) the right to exercise self-help to complete such construction in accordance with the terms of the Lease as if Tenant was the "Landlord" thereunder, and (y) to the extent Landlord was obligated under Exhibit D and Exhibit J of the Lease to pay such costs (those costs that Landlord was so obligated to pay are hereinafter referred to as the "Project Costs"), the right to set off from Tenant's rental obligations all of Tenant's actual out-of-pocket costs and expenses incurred in the completion of such construction (less any amounts Tenant receives from the L/C (defined below). The parties acknowledge that Tenant has been provided a Letter of Credit issued by JPMorgan Chase Bank, N.A., on the account of Borrower for the benefit of Tenant in the original face amount of $6,500,000.00 (the "L/C"), which L/C may be drawn upon by Tenant only if (a) a Foreclosure Transferee has acquired title to all or any part of the Premises, (b) such Foreclosure Transferee fails to timely complete the construction of those improvements required to be performed by Landlord under Exhibit D and Exhibit J of the Lease (after the expiration of any applicable notice and cure period provided under the Lease (if any)), and (c) Tenant has provided Agent with a statement certifying that Foreclosure Transferee has failed to timely complete the construction of those improvements required to be performed by Landlord under Exhibit D and Exhibit J of the Lease (the "Completion Work") (after the expiration of any applicable notice and cure period provided under the Lease (if any)) and specifying which improvements still need to be completed, provided that draws are limited to Project Costs. The face amount of the L/C is subject to reduction from time to time in accordance with the burn-down schedule attached as an exhibit to the L/C. Tenant shall use the proceeds of the L/C to pay for the Project Costs for which the disbursement is made (or to reimburse Tenant for such Project Costs if Tenant has paid for same· out of its own funds). All Project Costs shall be set forth in a budget based on the general contractor's estimate of the cost to complete the Completion Work as reasonably verified by Agent (the "Project Budget"). Agent shall not be obligated to disburse more than the amount shown in the approved Project Budget for any item of Project Costs. Disbursements from the L/C are not required to be made more frequently than monthly. Agent shall have received the following in form and substance satisfactory to Agent (collectively, a "Draw Package") at least ten (10) business days prior to the date of the requested L/C disbursement: (i) a request for funds under the L/C; (ii) a draw request certification from the contractor covering the requested draw in the form of AlA Form G702 and G703 or an equivalent form acceptable to Agent (with contractor's sworn statement and application for payment attached thereto); (iii) to the extent required by Agent, copies of partial lien waivers or releases of lien for all lienable work done and materials delivered; (iv) a list of soft costs to be paid from the requested draw, and copies of invoices for each item of soft costs in excess of $25,000.00; (v) if requested by Agent, a copy of Tenant's then current change order log; (vi) to the extent not previously delivered to Agent, copies of all permits, certificates, licenses and approvals required under applicable legal requirements for the construction of the Premises as of the date of the requested draw and copies of all subcontracts; and (vii) additional documentation reasonably requested by Agent.

(g) in any way responsible for any deposit or security that Tenant may have given to any previous landlord which has not been delivered to the Agent or the Foreclosure Transferee, as applicable.
5. Casualty and Condemnation Proceeds. If the Premises sustains a casualty loss covered by insurance, or if the Premises or any part thereof is taken under the power of eminent domain, any insurance proceeds payable to Landlord by reason of the casualty loss to the Premises and any award or damages (direct or consequential) payable to Landlord by reason of the taking of the Premises shall be disposed of as follows:
(a) If the Lease obligates Landlord to repair and restore the Premises, or such repairs and restoration are otherwise undertaken by agreement among the parties, then the insurance or condemnation proceeds shall be deposited in a special escrow account under Agent's exclusive control to be applied by Agent to the repair and restoration of the Premises in substantially the same manner construction loan proceeds are handled by Agent. Except to the extent otherwise provided in the Lease, Landlord shall be responsible for repair and restoration of the Premises. However, notwithstanding the foregoing, Agent may, at its option, apply all or any part of the insurance or condemnation proceeds to the satisfaction of \the indebtedness secured by the Deed of Trust if:
(1) An Event of Default exists under the Mortgage;
(2) Intentionally Deleted;
(3) The insurance or condemnation proceeds deposited to the escrow account are insufficient to pay the anticipated costs of repairing and restoring the Premises in full, and neither Landlord nor Tenant deposits such additional sums to the escrow account as may be reasonably required by Agent to pay the anticipated costs of the repair and restoration of the Premises in full;
(4) Neither Landlord nor Tenant provides at Agent's request evidence satisfactory to Agent that (i) repair and restoration of the· Premises are economically feasible, (ii) Agent's security for the ratable benefit of the Lenders will not be significantly impaired by the repair and restoration of the Premises, and (iii) the resulting value of the Premises after the completion of all repairs and restoration will be equal to or greater than the value of the Premises prior to the casualty loss or taking;
(5)     Landlord and/or Tenant fail to obtain Agent's prior written approval (which will not be unreasonably withheld) of any plans and specifications, general contractor and contracts or agreements for the repair or restoration of the Premises;
(6) Repairs and restoration are not commenced, diligently pursued, and completed within a· reasonable period of time; or
(7) The Lease is terminated as a result of the casualty loss or taking.
Neither Agent nor any Lender will be required to be a party to any contract or agreement for the repair or restoration ofthe Premises. Agent may disburse orre1ease funds from the escrow account to or for the benefit of Landlord and shall not be responsible for the proper application or use of funds paid or released from the escrow account. Any funds remaining in the escrow account after the repair and restoration of the Premises may be applied by Agent towards satisfaction of the indebtedness secured by the Mortgage, regardless of whether the same is then payable. The application of insurance or condemnation proceeds in the manner described above or towards the satisfaction of the indebtedness secured by the Mortgage shall not extend or postpone the due date of payments due under the terms of any obligation secured by the Mortgage.
(b) If the Lease does not obligate Landlord to repair and restore the Premises or if such repairs and restoration are not undertaken by agreement among the parties, any insurance or condemnation proceeds payable to Landlord shall be disposed of in accordance with the terms of the Mortgage.
(c) Notwithstanding anything in this section to the contrary, Tenant shall be entitled to any insurance or condemnation proceeds payable to Tenant to the extent such proceeds are paid in compensation for damage to or the taking ofTen ant's real, personal or tangible property.
(d) In the event of a foreclosure of the Mortgage, a deed in lieu of foreclosure or any other transfer of title to the Premises in satisfaction of any indebtedness or obligation secured thereby, all right, title and interest of Landlord to (i) any insurance policies then in force, (ii) any insurance proceeds resulting from damage to the Premises which occurred prior to such foreclosure or transfer, and (iii) any condemnation proceeds payable by reason of any taking under the power of eminent domain which occurred prior to such foreclosure or transfer, shall pass to Bank or to its grantee or to the Foreclosure Transferee.

6. Agent's Opportunity to Cure. Tenant hereby agrees to give written notice to the Agent of any default of Landlord under the Lease, contemporaneously with delivery of such notice to Landlord. It is further agreed that such notice will' be given to any successor in interest of the Agent under the Mortgage, provided that prior to any such default of Landlord, such successor in interest shall have given written notice to Tenant of its acquisition of the Agent's interest therein, and shall have designated the address to which such notice is to be directed. Notwithstanding any provisions of·the Lease to the contrary, Tenant may not terminate the Lease as a result of any default by Landlord without affording to the Agent or its successors a period of time to remedy any such default equal to the greater of (a) thirty (30) days or (b) the curative period afforded Landlord for such default under the provisions of the Lease, such period to commence upon the effective delivery date to the Agent of Tenant's notice of such default pursuant to Section 9 oft his Agreement.

7. Assignment of Rents. After notice is given to Tenant by the Agent that an Event of Default (as defined in other Mortgage) has occurred and that rentals due and payable under the Lease should be paid directly to. the Agent pursuant to the terms of one or more of the assignments of rents (collectively the "Rent Assignments") executed and delivered or to be executed and delivered by Landlord to the Agent in connection with the Mortgage, Tenant shall thereafter pay directly to Lender all rentals and other monies due or to become due and payable under the Lease. The Agent hereby represents and warrants to Tenant, and Landlord acknowledges and agrees that under the terms of said Rent Assignments, Landlord has expressly authorized Tenant to make such payments directly. to the Agent and Landlord has released and discharged Tenant and does hereby release and discharge Tenant from any liability to Landlord oil account of any such payments made to the Agent in accordance with the Agent's written instructions to Tenant.
8. Defined Terms. Any use of the terms "Landlord," "Tenant," "Lender" or "Agent" are hereby deemed to refer to and include, not only the original party named if this Agreement in such respective capacities, but also any and all heirs, legal representatives, successors or assigns of any such parties with respect to such parties' interest in the Lease, the Premises or in the indebtedness secured by the Mortgage.
9. Notices. All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be given or served by depositing in the United States Mail, postpaid, registered or certified, return receipt requested, or by Federal Express or comparable overnight delivery service, and addressed, as to the Agent, to the address set forth on the first page hereof, and as to

Tenant, to the address set forth on the first page hereof. All notices, demands and requests shall be deemed effective and received four (4) business days after being deposited in the United States Mail or one (1) business day after being deposited with Federal Express or comparable overnight delivery service for next business day delivery. By giving ten (10) days prior written notice thereof pursuant to the provisions. hereof, Tenant or the Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.
10. No Oral Amendments. This Agreement may not be discharged or modified orally or in any manner other than by an agreement in writing specifically referred to this Agreement and signed by all parties hereto.
11. Miscellaneous. The provisions hereof shall be self-operative and effective without the necessity of execution of any further instruments on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. This Agreement may be executed in multiple counterparts.
12. Governing Law. This Agreement shall be governed by the laws of the State of Maryland.

13. Tenant Right to Record. Tenant shall have the right to record this Agreement.
14. Severability. If any clause or provision of this Agreement is illegal, invalid or unenforceable under present or future laws, such clause or provision shall be deemed to have been severed from this Agreement and shall not affect the validity and enforceability of the remainder of the Agreement.
[SIGNATURE(S) ON FOLLOWING PAGE(S)]

EXHIBIT N
COMPETITOR LIST

N - 1

EXHIBIT O
LANDLORD'S WIRING INSTRUCTIONS

O - 1

EXHIBIT P
OPERATING COST EXCLUSIONS

1.
Leasing, sale or other brokerage commissions (whether employed in-house or not) or marketing, advertising or promotional expenses of any kind in connection with the sale or transfer of the Building or an interest therein or for the lease of vacant space in the Building;

2.
The cost (including taxes) of performing work or furnishing utilities or services to or for any tenant, other than Tenant, at Landlord's expense, to the extent that such work, utilities or service is in excess of any work or service provided to Tenant at Landlord's expense;

3.	Any unfunded pension or other benefits for any personnel which shall have accrued prior to the Lease Commencement Date;

4.
Any rent, additional rent, imposition or other charge under any lease or sublease to or assumed, directly or indirectly, by Landlord or any Landlord Party (except with respect to any management office in the Complex as set forth in Section 4(b)(2)(G));

5.	Ground rent under any lease;

6.
Any cost which would otherwise be an Operating Cost to the extent the same is reimbursed to or for the benefit of Landlord by proceeds of insurance (or would be reimbursable if Landlord maintained or caused to be maintained the insurance required to be maintained by Landlord under the terms of the Lease), condemnation award, refund, credit, warranty, service contract, or from any tenant (including Tenant) of the Building, it being understood that any rent payments or other payments by tenants in the nature of additional rent as provided for under the terms of Section 4 of this Lease shall not be deemed sources of reimbursement to Landlord for such costs;

7.	Any costs for the acquisition or leasing of sculptures, paintings or other objects of art (but not for the Maintenance or insurance thereof);

8.
Accounting fees, other than those incurred directly in connection with the preparation of statements required pursuant to the provisions of this Lease and similar provisions of other leases of space in the Building;

9.	Interest or penalties resulting from late payment of any sum;

10.
Costs and expenses (including court costs, attorneys' fees and disbursements) related to or arising under or in connection with disputes with tenants, any lessor under a ground lease or any holder of a mortgage or deed of trust and any cost incurred in connection with leasing, mortgaging, financing, refinancing, sale, any ground lease or any payment or prepayment of debts;

11.
Any costs incurred in the removal, containment, encapsulation, or disposal of or repair or cleaning of areas affected by asbestos, PCBs or other hazardous substances, which are deemed by any applicable federal, state or municipal law, order, rule or regulation to be hazardous to health, safety or the environment;

12.
Costs incurred in connection with a sale, lease, transfer or any testamentary transfer or capital event involving all or any part of the Building or the land on which a Building is constructed or any interest therein or any interest in Landlord or in any person comprising, directly or indirectly, Landlord or in any person having any control or equity interest, directly or indirectly, in Landlord;

13.	Costs incurred to correct any misrepresentation by Landlord herein or arising out of any indemnity obligation;

14.
Any expense arising by reason of the tortious acts or default under any written agreement or lease by Landlord or Landlord's agents or contractors affecting the Building or the Land or any portion thereof;

P - 1

15.	Payments for rented equipment, the cost of which would constitute an excluded capital expenditure if the equipment were purchased;

16.	Any compensation paid to clerks, attendants or other persons in concessions operated for profit by Landlord or any of Landlord's agents or any Landlord Affiliate;

17.	Any fines or penalties incurred as a result of violation by Landlord or the Building of any legal requirement;

18.
The cost of any use of overtime labor in connection with the operation of the Building to the extent such use is the result of Landlord's efforts to cure a default by it under this Lease or any other lease of space in the Building;

19.
Costs which are attributable to the general overhead of Landlord, for which Landlord receives a management fee, including without limitation, accounting, legal, secretarial, bookkeeping, office furniture and equipment, office rent (other than a management office within the COl,llp1ex), asset manager, audit, software, computer hardware, and printer costs and expenses;

20.
The lost income to Landlord of any space in the Building which is utilized for the management of the Building (provided that the fair market rental and other costs of the management office for the Complex under Section 4(b)(2)(G) shall be an Operating Cost);

21.
Taxes or franchise, transfer, inheritance or capital stock taxes or taxes imposed upon or measured by the income or profits of Landlord or any fee, tax, charge or other item specifically excluded from the definition of Taxes;

22.	Principal or interest on any debt;

23.
The cost of any services, alterations, additions, changes, decorations, repairs, replacements or other items which are made or incurred in order to prepare space for a tenant's initial occupancy or lease renewal or extension;

24.
Any amount paid to any Landlord Party to the extent such amounts are in excess of the amount which would be paid at then-existing market rates in the absence of such relationship for the provision of the same service;

25.
The cost of any reconstruction or restoration made in accordance with Section 15 (Fire or Other Casualty) of this Lease; provided, however Landlord may include in Operating Costs the amount of a commercially reasonable deductible applied to each such occurrence;

26.
Any cost or expense incurred for, or in connection with correcting defects in the base Building or its design, development, construction, base building equipment or base building systems or in order to comply with any legal requirement existing on the date of this Lease; and

27.	All reserves, including bad debt loss or reserve and reserves for repairs, maintenance, replacements or any other purpose.

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EXHIBIT Q
APPROVED SIGNAGE

Q - 1

ciena

- Logo in film on front glass
- Uplight at night mounted to canopy roof

ciena

Example of Film on glass

BHDP | Ciena | 7035 Station Ridge (7031 Similar) | Exterior Signage Revised Concept A | CEN01.11 10|12|2011

ciena

- Dimensional letters, in red, applied to face of building, internally illuminated ciena

Example of large letters on face of building, lit

BHDP	Ciena	7035 Station Ridge (7031 Similar)	Exterior Signage Revised Concept B	CEN01.11 10.12.2011

EXHIBIT R
AUDITING FIRMS
The Robert Thomas Group
CB Richard Ellis
CyberLease, LLC
Lease Audit $avings
Deloitte & Touche, LP
PriceWaterhouseCoopers LLP
KBA Lease Services
The RBJ Group
APEX Analytix
LeaseProbe LLC
Commercial Tenant Services

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